                                                                  EXHIBIT (10)-2

                                                                  EXECUTION COPY

                                LEASE AGREEMENT

                                 by and between

                             TRANSCO TOWER LIMITED

                                      and

                   TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                          Dated as of October 23, 2003

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                                TABLE OF CONTENTS

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                                                                                                  Page
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DEFINITIONS ..................................................................................      1

ARTICLE 1 LEASED PREMISES; TERMINATION RIGHT .................................................      1
  Section 1.01   Leased Premises .............................................................      1
  Section 1.02   Net Rentable Area ...........................................................      1
  Section 1.03   Contraction Option ..........................................................      2
  Section 1.04   Written Confirmation after Contraction ......................................      3
  Section 1.05   AS IS Condition .............................................................      4
  Section 1.06   Termination Right ...........................................................      4
  Section 1.07   Rooftop .....................................................................      4
  Section 1.08   Risers ......................................................................      9

ARTICLE 2 TERM; USE; BASE RENTAL; OPERATING EXPENSES .........................................     10
  Section 2.01   Term ........................................................................     10
  Section 2.02   Use .........................................................................     10
  Section 2.03   Base Rental .................................................................     11
  Section 2.04   Net Lease ...................................................................     12
  Section 2.05   Operating Expenses ..........................................................     12

ARTICLE 3 SERVICES ...........................................................................     21
  Section 3.01   Services to Be Furnished by Landlord ........................................     21
  Section 3.02   Interruption in Essential Services ..........................................     23
  Section 3.03   Keys and Locks ..............................................................     24
  Section 3.04   Graphics ....................................................................     24
  Section 3.05   Peaceful Enjoyment ..........................................................     25
  Section 3.06   Repairs by Landlord .........................................................     25

ARTICLE 4 SERVICES; ASSIGNMENT AND SUBLETTING; ALTERATIONS;
SUBORDINATION; INITIAL IMPROVEMENTS ..........................................................     26
  Section 4.01   Payments by Tenant ..........................................................     26
  Section 4.02   Repairs by Tenant ...........................................................     26
  Section 4.03   Care of Leased Premises .....................................................     26
  Section 4.04   Assignment or Sublease ......................................................     26
  Section 4.05   Alterations .................................................................     32
  Section 4.06   Legal Use and Violations of Insurance Coverage ..............................     36
  Section 4.07   Laws, Regulations and Rules of the Building .................................     37
  Section 4.08   Entry for Repair and Inspection .............................................     38
  Section 4.09   Nuisance ....................................................................     39
  Section 4.10   Subordination to Mortgage; Non-Disturbance ..................................     39
  Section 4.11   Estoppel Certificate ........................................................     41
  Section 4.12   Tenant's Initial Improvements ...............................................     42
  Section 4.13   Liens .......................................................................     42
  Section 4.14   Limitation of Landlord's Personal Liability .................................     42
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  Section 4.15   Parking .....................................................................     43

ARTICLE 5 COVENANTS; MISCELLANEOUS PROVISIONS ................................................     44
  Section 5.01   Condemnation ................................................................     44
  Section 5.02   Damages From Certain Causes .................................................     45
  Section 5.03   Waiver of Landlord's Lien ...................................................     46
  Section 5.04   Landlord's Right to Relet ...................................................     46
  Section 5.05   Holding Over ................................................................     46
  Section 5.06   Fire or Other Casualty Clause ...............................................     47
  Section 5.07   Attorney's Fee ..............................................................     48
  Section 5.08   Amendments ..................................................................     48
  Section 5.09   Assignment by Landlord ......................................................     49
  Section 5.10   Default by Tenant ...........................................................     49
  Section 5.11   Non-Waiver ..................................................................     52
  Section 5.12   Casualty Insurance of Landlord ..............................................     52
  Section 5.13   Tenant's Insurance ..........................................................     53
  Section 5.14   Indemnity; Hold Harmless ....................................................     55
  Section 5.15   Waiver of Subrogation Rights ................................................     57
  Section 5.16   Name of Building ............................................................     57
  Section 5.17   Survival ....................................................................     58
  Section 5.18   Entire Agreement ............................................................     58
  Section 5.19   Time Is of the Essence. .....................................................     58
  Section 5.20   Force Majeure ...............................................................     58
  Section 5.21   Brokers .....................................................................     59
  Section 5.22   No Warranties ...............................................................     59
  Section 5.23   Notices .....................................................................     60
  Section 5.24   Severability ................................................................     60
  Section 5.25   Authority ...................................................................     60
  Section 5.26   Mutual Waivers of Jury Trial and Certain Damages ............................     60
  Section 5.27   Binding Effect ..............................................................     61
  Section 5.28   Cumulative ..................................................................     61

ARTICLE 6 RENEWAL OPTIONS ....................................................................     61
  Section 6.01   Renewal Options; Exercise of Options ........................................     61
  Section 6.02   Terms of Renewal Term .......................................................     63
  Section 6.03   Arbitration .................................................................     65

ARTICLE 7 RIGHT OF FIRST OFFER ...............................................................     66
  Section 7.01   Right of First Offer ........................................................     66
  Section 7.02   Procedure ...................................................................     66
  Section 7.03   Determination of Market Rental ..............................................     67
  Section 7.04   Additional Conditions .......................................................     68
  Section 7.05   Time of the Essence .........................................................     68

ARTICLE 8 RIGHT OF FIRST REFUSAL .............................................................     68
  Section 8.01   Right of First Refusal ......................................................     68
  Section 8.02   Conditions ..................................................................     68
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  Section 8.03   Applicable Terms for Right of First Refusal .................................     68
  Section 8.04   Time of the Essence .........................................................     69

ARTICLE 9 CLUB MEMBERSHIPS ...................................................................     69
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                    LIST OF SCHEDULES AND EXHIBITS

SCHEDULES:

Schedule 1 - Definitions

Schedule 2 - Base Annual Rental

Schedule 3 - Base Rental Credit

Schedule 4 - Tenant's Initial Improvements

Schedule 5 - Approved Rooftop Equipment

Schedule 6 - Base Rooftop Rental

Schedule 7 - Contraction Payment

Schedule 8 - Termination Payment

Schedule 9 - Janitorial Services

EXHIBITS:

Exhibit A - Floor Plan of Leased Premises

Exhibit B - Land Description

Exhibit C - Parking Space Radius

Exhibit D - Roof Space

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                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT (collectively, as may be amended from time-to-time, this "Lease") is made and entered into as of October 23, 2003, between TRANSCO TOWER LIMITED, a Texas limited partnership, having an address at 2800 Post Oak Boulevard, Houston, Texas 77056, (hereinafter called "Landlord"), and TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, having an address at Williams Tower, 2800 Post Oak Boulevard, Houston Texas 77056 (hereinafter called "Tenant").

                                   DEFINITIONS

      (a) All capitalized terms used in this Lease without definition are defined in Schedule 1.

      (b) For purposes of this Lease, whenever the words "include", "includes", or "including" are used, they shall be deemed to be followed by the words "without being limited to".

                                   ARTICLE 1
                                LEASED PREMISES;
                               TERMINATION RIGHT

      SECTION 1.01 LEASED PREMISES

      Subject to and upon the terms, provisions and conditions hereinafter set forth, and each in consideration of the duties, covenants and obligations of the other hereunder, Landlord does hereby lease, demise and let to Tenant and Tenant does hereby lease and take from Landlord the Leased Premises.

      SECTION 1.02 NET RENTABLE AREA

      The term "Net Rentable Area", as used herein, shall refer to (i) in the case of a single tenant floor, all floor area measured from the inside surface of the inner glass or (with respect to the basements) interior wall of the Building to the inside surface of the opposite outer wall excluding only the areas ("service areas") within the outside walls on the particular floor used for building stairs, fire towers, elevator shafts, flues, vents, stacks, vertical pipe shafts and vertical ducts, but including any such service areas which are for the specific use of the particular tenant such as special stairs or elevators, plus a proportionate part of the areas ("extra areas") used for building elevator, mechanical, electrical and plumbing rooms and the central plant serving the Building, the truck dock, the bridge connecting the Building with the Garage, fire control stations, and ground floor, basement, second floor and 51st floor lobbies, and (ii) in the case of a floor to be occupied by more than one tenant, all floor areas within the demising walls (measured from the mid-point of the demising walls and in the case of exterior walls, measured as defined

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in (i) above), plus a proportionate part of areas ("common areas") devoted to lobbies, corridors, elevator foyers, rest rooms, electrical, telephone and mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor plus a proportionate part of the extra areas. Tenant's proportionate part of extra areas shall be based upon the ratio of Tenant's Net Rentable Area (excluding extra areas) to the aggregate Net Rentable Area (excluding extra areas) of the Building. Tenant's proportionate part of common areas Shall be based upon the ratio of the Tenant's Net Rentable Area (excluding common areas and extra areas) to the aggregate Net Rentable Area (excluding common areas and extra areas) on such floor. No deductions shall be made in determining Net Rentable Area for columns or projections necessary to the Building. The Net Rentable Area in the Leased Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be the Net Rentable Area of the Leased Premises set forth in Schedule 1, whether the same shall be more or less as a result of variations resulting from actual construction and completion of the Leased Premises for occupancy so long as such work is done substantially in accordance with the terms and provisions hereof.

      SECTION 1.03 CONTRACTION OPTION

            (a) Tenant shall have the right to surrender to Landlord the entire 17th Level of the Building (such floor being the "Contracted Portion of the Leased Premises"), at any time on or after March 30, 2007 (such date of surrender being the "Contraction Date") upon irrevocable written notice (the "Contraction Notice") of such election delivered to Landlord not less than 12 months prior to the Contraction Date together with payment to Landlord of the Contraction Payment on or prior to the Contraction Date. The occurrence of any of the following shall render the Contraction Notice null and void:

                  (i) Tenant's failure to pay the Contraction Payment prior to the Contraction Date;

                  (ii) the existence of a Material Event of Default as of the delivery date of the Contraction Notice; or

                  (iii) Tenant's failure to deliver to Landlord the Contracted
            Portion of the Leased Premises no later than the Contraction Date.

      (b) The term "Contraction Payment" means the amount determined in accordance with the formula set forth on Schedule 7.

      (c) In the event Tenant delivers the Contraction Notice in accordance with the foregoing, Tenant shall surrender possession of the Contracted Portion of the Leased Premises to Landlord on the Contraction Date. Upon such surrender, the Contracted Portion of the Leased Premises shall be delivered to Landlord vacant of Tenant's occupancy, free and clear of all occupancies and tenancies created by Tenant and all rights of possession of Tenant under this Lease and in the condition otherwise required under this Lease upon the expiration of the Term.

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      (d) Provided all other requirements of this Section 1.03 have been satisfied, the following shall apply effective as of the Contraction Date:

                  (i) Tenant's right to possess the Contracted Portion of the
            Leased Premises for the unexpired Term of this Lease and all of Tenant's right, title and interest under this Lease with respect to the Contracted Portion of the Leased Premises shall revert to Landlord;

                  (ii) the Leased Premises shall be deemed to exclude the
            Contracted Portion of the Leased Premises and Tenant's Share shall be recalculated accordingly;

                  (iii) no further payment of any Rent shall become due and
            payable by Tenant under this Lease with respect to the Contracted Portion of the Leased Premises for any period after the Contraction Date;

                  (iv) no further performance shall be required by Tenant or
            Landlord of any obligation under this Lease with respect to the Contracted Portion of the Leased Premises (except to the extent of any obligation accruing prior to the Contraction Date); and

                  (v) with respect to the Contracted Portion of the Leased
            Premises, this Lease shall be, to such extent only, deemed complete, expired and terminated as of the Contraction Date and commencing as of the Contraction Date neither Landlord nor Tenant shall have any right or obligation under this Lease with respect to the Contracted Portion of the Leased Premises (except to the extent of any obligations accruing prior to the Contraction Date).

      SECTION 1.04 WRITTEN CONFIRMATION AFTER CONTRACTION

      (a) At anytime after the Contraction Date, Tenant shall, upon Landlord's request, execute and deliver a written confirmation setting forth the following (taking into account the exclusion of the Contracted Portion of the Leased Premises from the Leased Premises in accordance with Section 1.03):

                  (i) a description of the Leased Premises;

                  (ii) the Net Rentable Area of the Leased Premises;

                  (iii) the Base Rental and the Base Rental Credit (each
            reflected in monthly and annual amounts); and

                  (iv) the Minimum Number of Parking Spaces (reflected in an aggregate number rather than the formula set forth in Schedule 1).

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      (b) The failure of Landlord to request such confirmation or Tenant to execute and deliver such confirmation shall not affect the terms of this Lease.

      SECTION 1.05 AS IS CONDITION

      Landlord shall be deemed to have delivered possession of the Leased Premises to Tenant as of the Commencement Date. Tenant shall accept the Leased Premises in its "AS IS" condition and agrees (a) that neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Leased Premises or any portion of the Project except as expressly set forth in this Lease, and (b) except with respect to Landlord's ADA Initial Work, Landlord shall have no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to the Leased Premises to prepare the Leased Premises for Tenant's occupancy and possession. Tenant's occupancy of the Leased Premises as currently demised to Tenant under the Lease Agreement, dated October 5, 1981 (as amended, the "1981 Lease") shall be deemed conclusive evidence, as against Tenant, that Tenant has accepted the Leased Premises in its then current condition and that the Leased Premises and the Building were in a good and satisfactory condition as required by this Lease.

      SECTION 1.06 TERMINATION RIGHT

            (a) Tenant shall have the right to terminate this Lease, upon irrevocable written notice ("Tenant's Termination Notice") to Landlord of such election delivered not later than March 29, 2008 (TIME SHALL BE OF THE ESSENCE WITH RESPECT TO SUCH DATE). If Tenant fails to deliver Tenant's Termination Notice to Landlord on or prior to March 29, 2008, Tenant's right to terminate pursuant to this Section 1.06 shall lapse and Tenant shall have no further right to terminate this Lease.

      (b) The term "Termination Payment" means the amount determined in accordance with the formula set forth on Schedule 8.

      (c) In the event Tenant elects to terminate this Lease in accordance with the terms of Section 1.06(a), (i) Tenant shall pay (x) one half (1/2) of the Termination Payment on or prior to March 29, 2008 and (y) the remainder of the Termination Payment no later than March 29, 2009 (the "Termination Date") (TIME SHALL BE OF THE ESSENCE WITH RESPECT TO EACH OF SUCH DATES) and (ii) this Lease shall terminate and the Term shall come to an end effective as of the Termination Date. Tenant's failure to pay either portion of the Termination Payment in accordance with the terms hereof shall render such notice null and void.

      SECTION 1.07 ROOFTOP

      (a) Tenant shall be permitted to use the Roof Space and Rooftop Equipment Closet for the installation, maintenance and operation of satellite dishes and related equipment approved by Landlord (collectively, the "Rooftop Equipment") for use in connection with Tenant's business at the Leased Premises. Landlord acknowledges that the equipment described on Schedule 5 is hereby approved in connection with the foregoing. Tenant shall not use the Roof

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Space or the Rooftop Equipment Closet for recreational, commercial (other than in connection with the conduct of Tenant's business) or promotional purposes. In addition to Tenant's payment of Base Rental and all other Rent charges required hereunder, Tenant shall pay (i) Base Rooftop Rental and (ii) for all electric service required to operate all of its equipment on the Roof Space and in the Rooftop Equipment Closet, in accordance with the terms of Section l.07(c)(viii)). Tenant shall pay to Landlord Base Rooftop Rental for use of the Roof Space. Tenant shall pay the Base Rooftop Rental in equal monthly, installments, in advance, on or before the first (1st) day of each calendar month during the Term, commencing on the Commencement Date.

            (b) (i) Subject to Landlord's approval, Tenant may install, and once installed modify, the Rooftop Equipment on the Roof Space or in the Rooftop Equipment Closet for use in connection with Tenant's business in the Leased Premises. Before commencing installation of such equipment on the Roof Space, Tenant shall furnish detailed plans and specifications for such systems (or modifications thereto) to Landlord for Landlord's prior written approval. Upon approval, such Rooftop Equipment shall be installed, at Tenant's expense, by a contractor selected by Tenant and approved by Landlord (such approval to be in Landlord's sole discretion). The installation of the Rooftop Equipment shall include the reasonable use of any Building shafts and risers required to bring Tenant's electrical wiring, airways and pipes from the Leased Premises to the Roof Space or the Rooftop Equipment Closet (as applicable). To the extent that the Roof Space or the Rooftop Equipment Closet is damaged by the installation, maintenance, operation, repair or removal of the Rooftop Equipment, Tenant shall promptly repair such damage. Tenant shall be responsible for procuring all licenses or permits required for the installation or use of the Rooftop Equipment or operation of any equipment served thereby, and Landlord makes no warranties whatsoever as to the permissibility of such systems under any Legal Requirement. Tenant shall comply with all applicable roof warranties in respect to Tenant's activities on the Roof Space (provided Landlord has provided Tenant with notice of such warranties and the requirements thereof).

                  (ii) Tenant's Rooftop Equipment shall not be permitted to
            constitute a nuisance or unreasonably interfere with the normal use of any portion of the Building or the area surrounding the Building by occupants thereof. Subject to Sections 1.07(c)(ii) and (c)(iii) below, in the event that Tenant's Rooftop Equipment and other rooftop equipment to be installed by another tenant or occupant of the Building interfere with one another or are otherwise unsuitable for simultaneous use, Tenant's Rooftop Equipment shall be given priority Landlord acknowledges that to its actual knowledge, without inquiry, as of the date hereof any existing Rooftop Equipment installed by Tenant prior to the date hereof does not interfere with the rooftop equipment installed by any other tenant prior to the date hereof.

            (c) (i) The size and dimensions of the Rooftop Equipment, as well as the location of such equipment within the Roof Space or the Rooftop Equipment

                                        5

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            Closet (as applicable) for such installation, shall be subject to
            Landlord's prior approval.

                  (ii) The installation and position of the Rooftop Equipment shall comply with all applicable Legal Requirements. To the extent necessary to comply with applicable Legal Requirements, Landlord (at no cost to Landlord) shall join in all applications for any license, permit or other filing necessary for Tenant's installation or operation of the Rooftop Equipment.

                  (iii) The installation of any electrical or communications lines ("Wiring") and related equipment in connection with the installation and operation of the Rooftop Equipment, as well as the manner and location (i.e., routing) of all Wiring and related equipment in connection therewith shall be subject to Landlord's prior approval and shall comply with all applicable Legal Requirements.

                  (iv) The Rooftop Equipment, including all Wiring, shall be maintained and kept in good repair by Tenant.

                  (v) Tenant shall not install any equipment without (1)
            Landlord's prior approval of the manner of such installation, and
            (2) delivery to and approval by Landlord of the detailed plans and specifications specified in Section 1.07(b)(i). Landlord may permit the use of any other portion of the roof other than the Roof Space by any other Person for any use, including the installation of other antenna, Rooftop Equipment and support equipment.

                  (vi) For the purpose of installing, servicing or repairing the
            Rooftop Equipment, Wiring and related equipment, Tenant shall have access to the Roof Space and the Rooftop Equipment Closet upon reasonable prior notice to Landlord. All access by Tenant to the Roof Space, the Rooftop Equipment Closet and other areas of the Building shall be subject to Landlord's reasonable safeguards for the security and protection of the Building, the Building equipment and installations and equipment of other tenants of the Building as may be located on the roof of the Building. Landlord shall have the right to assign a Building representative to be present during the duration of Tenant's exercise of any access to the Roof Space and the Rooftop Equipment Closet.

                  (vii) Tenant, at Tenant's expense, shall comply with all
            applicable Legal Requirements relating to Tenant's repair, maintenance and operation of the Rooftop Equipment and Wiring erected or installed by Tenant pursuant to the provisions of this Section. Tenant, at Tenant's expense, shall secure and thereafter maintain all permits and licenses required for the installation and operation of the Rooftop Equipment and all Wiring erected or installed by Tenant pursuant to the provisions of this Section, including any approval, license or permit required from the Federal Communications Commission.

                  (viii) Tenant shall pay, as Additional Rent, for all
            electrical service required for Tenant's use of the Rooftop Equipment erected or installed by Tenant pursuant to the provisions of this Section. Such electric service shall feed off the supply of electrical energy furnished to the Leased Premises. Unless otherwise provided in this Lease, the charges for such electrical service shall be equal to Landlord's Actual Cost of the same.

                  (ix) Tenant shall be required to remove the Rooftop Equipment and all Wiring installed by Tenant, pursuant to the provisions of this Section upon the expiration of the Term, or upon its earlier termination. Tenant, at Tenant's expense, shall promptly repair any and all damages to the Roof Space, the Rooftop Equipment Closet and to any other part of the Building caused by or resulting from the installation, maintenance and repair, operation or removal of such equipment.

                  (x) Notwithstanding anything to the contrary in this Lease and unless otherwise expressly provided herein, Landlord shall not he required to provide any services whatsoever to the Roof Space or the Rooftop Equipment Closet.

                  (xi) All installations made by Tenant on the Roof Space, in the Rooftop Equipment Closet or in any other part of the Building pursuant to the provisions of this Section shall be at the sole risk of Tenant, and neither Landlord nor Landlord's agent or employees shall be liable for any damages or injury thereto caused in any manner, unless the same shall proximately result from the gross negligence or willful conduct of Landlord, its agents and employees.

                  (xii) Tenant will, and does hereby, indemnify and save
            harmless Landlord from and against: (1) any and all claims, reasonable counsel fees, demands, damages, expenses or losses by reason of any liens, orders, claims or charges resulting from any work done, or materials or supplies furnished, in connection with the fabrication, erection, installation, maintenance and operation of the Rooftop Equipment and any Wiring installed by Tenant pursuant to the provisions of this Section except to the extent caused by the gross negligence or willful misconduct of Landlord, or its agents or employees; and (2) any and all claims, costs, demands, expenses, fees or suits arising out of accidents, damage, injury or loss to any and all Persons and property, or either, whomsoever or whatsoever resulting from or arising in connection with the erection, installation, maintenance and operation and repair of the Rooftop Equipment and all Wiring installed by Tenant pursuant to the provisions of this Section; except to the extent caused by the gross negligence of Landlord, or its agents or employees. If any installations referred to in this Section should revoke, negate or in any manner impair or limit any roof warranty or guaranty obtained by Landlord, then Tenant

                                        7

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            shall reimburse Landlord for any loss or damage sustained or costs or expenses incurred by Landlord as a result thereof.

                  (xiii) Tenant agrees that the Rooftop Equipment and all Wiring installed by Tenant shall not interfere with or adversely affect any equipment, installations, lines or machinery of the Building or any other tenant of the Building, including any other communications equipment in, on top of or otherwise outside the Building, or access thereto for maintenance, repair or removal; provided, however, to the extent that Tenant's Rooftop Equipment has priority over rooftop equipment or another tenant pursuant to Section 1 .07(b)(ii) above any interference under this clause (xiii) shall not be deemed to be an interference by Tenant with the equipment of such other tenant.

                  (xiv) Tenant acknowledges being advised by Landlord that
            Landlord has the right to grant to third parties, various rights and licenses to utilize various portions of the Building and rooftop thereof for the installation of microwave dishes, satellite communications equipment, whip antennae and other communications equipment and related equipment (hereinafter all of the foregoing are collectively referred to as "Other Communications Equipment") and that, inasmuch as Landlord's ability to facilitate the installation and operation of such Other Communications Equipment will be of paramount importance to Landlord, Landlord shall have the right, at any time and from time to time, during the Term, upon 30 days' prior written notice to Tenant, to relocate the Tenant's Rooftop Equipment and any Wiring to other areas of the Project, as Landlord may reasonably determine so as to accommodate such Other Communications Equipment on the roof of the Building and so as to eliminate, or not to create, problems of interference with respect to or between Other Communications Equipment now, or in the future, installed on the roof or other areas of the Building provided, however, that (1) such relocations shall be done at Landlord's expense, (2) such relocation shall not interfere with Tenant's use of the Rooftop Equipment and Wiring or materially limit the functionality thereof, (3) Landlord shall indemnify, defend and hold harmless Tenant from any and against any and all claims, reasonable counsel fees, demands, damages, expenses or losses by reason of the exercise of its relocation right or any accidents, damage, injury or loss to any and all Persons and property, or either, whomever or whatsoever resulting from or arising in connection with the exercise by Landlord of its relocation right and (4) Landlord shall comply with all applicable Legal Requirements and obtain any necessary permits and licenses with respect to the exercise of its relocation right and the Rooftop Equipment and any Wiring, as relocated. Such relocation shall, to the extent practicable, be performed during hours other than Tenant's regular business hours so as to minimize any disruption of Tenant's normal business activities, and except for reasonable downtime during such location, such relocation shall not prevent Tenant from using its Rooftop Equipment for its original intended purpose. Tenant shall reasonably cooperate

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            with Landlord to effectuate the relocation of Tenant's Rooftop
            Equipment and any Wiring, as shall be required by Landlord. Landlord acknowledges that Landlord's rights set forth in this Section 1.07(c)(xiv) are subject to any priority right of Tenant set forth in Section 1.07(b)(ii) above with respect to Tenant's Rooftop Equipment in relation to the equipment of other tenants.

      SECTION 1.08 RISERS

      During the Term and subject to availability (such availability to be determined in good faith in Landlord's sole judgment), Tenant is hereby granted the following licenses (collectively, the "Riser License"):

      (a) a non-exclusive license to use, a portion of the Building's shafts, risers and conduits available for telecommunications, data, plumbing, electrical and chilled water purposes between the Leased Premises and other parts of the Building (including the roof, but subject to Section 1.07) for the installation and maintenance of conduits, cables, ducts and other similar devices for the conduct of Tenant's business at the Leased Premises;

      (b) an exclusive license to use the existing riser space connecting the Leased Premises to the data center currently existing on the 3rd Level of the Building; provided that Tenant shall not have access to such riser through any space leased to, or occupied by, any other tenant or third-party (the "Third Party Riser Space") (Landlord shall, upon reasonable prior notice, grant Tenant reasonable access to the Building's common areas in connection with Tenant's installations and maintenance in such riser); provided, however, solely in the case of an emergency, Tenant may have access to the Third Party Riser Space to the extent necessary to access any risers under the Riser License so long as Tenant has no other feasible alternative to access Tenant's risers and Tenant informs Landlord of its intention to access such Third Party Riser Space and the reasons therefor prior to any such access and; provided further, that in connection with any such access Tenant agrees (A) not to unreasonably interfere with, annoy or disturb any other tenant or third party while accessing the Third Party Riser Space and (B) to restore the Third Party Riser Space to the original condition after such access. Tenant shall be liable for any damage to the Third Party Riser Space in connection with any access thereto and shall indemnify and hold harmless Landlord and any other tenant or third party in connection therewith; and

      (c) an exclusive license to use the existing mail risers, which Landlord agrees that such mail risers shall remain in place during the Term.

Tenant may, at Tenant's sole cost, (i) relocate the motors and other related equipment currently located at or near the bottom of the mail risers to the 6th Level of the Building and (ii) cap such mail risers at the top floor of the Leased Premises. Notwithstanding the foregoing, Tenant shall, at Tenant's sole cost, promptly cap such mail risers upon notice from Landlord that any Levels of the Building served by such mail risers have been leased to a third-party. Tenant shall not be charged an access fee for Tenant's utilization of such space in the Building risers, shafts and conduits pursuant to the terms of this
Section 1.08. Subject to (i) Landlord's prior approval

(which shall not be unreasonably withheld, delayed or conditioned), Tenant may assign its interest in the Riser License to a permitted assignee of Tenant's rights under this Lease in conjunction with Tenant's assignment of all of its rights under this Lease to such permitted assignee and (ii) Landlord's prior approval (which may be withheld in Landlord's sole discretion and shall include approval of the proposed third-party telecommunications provider), Landlord shall permit Tenant's third-party telecommunication provider to use the Riser License for the purpose of installing cabling and other equipment necessary to provide telecommunications services to the Leased Premises. Tenant agrees to indemnify and hold Landlord harmless from and against any loss, claim, liability or expense incurred by Landlord in connection with Tenant's use of the Riser License or the Building's shafts, risers and conduits in connection therewith.

                                    ARTICLE 2
                   TERM; USE; BASE RENTAL; OPERATING EXPENSES

      SECTION 2.01 TERM

      (a) Subject to and upon the terms and conditions set forth in this Lease, this Lease shall commence on the Commencement Date and shall continue in force for the Term (unless sooner terminated in accordance with its terms).

      (b) Should the Term commence on a date other than the Commencement Date, Landlord and Tenant will, at the request of either, execute a declaration specifying the beginning date of the Term. In such event, Rent under this Lease shall not commence until said revised commencement date, and the Term shall thereupon commence and the expiration date shall be extended so as to give effect to the full stated term.

      SECTION 2.02 USE

      (a) The Leased Premises shall be used and occupied by Tenant solely as general, administrative and executive offices (including such ancillary uses in connection therewith as shall be reasonably required by Tenant in the operation of its business); except, that in no event may any of the following be permitted in the Leased Premises:

                  (i) offices or agencies of a foreign government or political subdivisions thereof;

                  (ii) offices of any governmental bureau or agency of the
            United States or any state or political subdivision thereof;

                  (iii) personnel agencies; or

                  (iv) customer service offices of any public utility company.

      (b) The Leased Premises may not be used for any of the following uses (except to the extent such use is ancillary to any other use expressly permitted under this Lease):

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

                  (i)   health care activities;

                  (ii)  schools or other training or educational uses;

                  (iii) clerical support services;

                  (iv)  reservation centers for airlines or travel agencies;

                  (v)   retail or restaurant use;

                  (vi)  studios for radio, television or other media; or

                  (vii) storage (except as expressly provided otherwise in
            Section 2.02(d)).

      (c) The Leased Premises shall not be used for any purpose which would, in Landlord's reasonable opinion, diminish the first-class character of the Project or any part thereof, create unreasonable or excessive elevator or floor loads, interfere with any of the operations of the Project or any part thereof or the proper and economic heating, air-conditioning, cleaning or other servicing of the Project or any part thereof or unreasonably interfere with the use of the other areas of the Project by any other tenants.

      (d) Notwithstanding anything to the contrary set forth in Section 2.02(a),
(i) use of the Roof Space and the Rooftop Equipment Closet shall be governed by
Section 1.07 and (ii) that portion of the Leased Premises located on Levels B-l and B-2 may be used for storage and general, administrative office use. Notwithstanding anything to the contrary in Article 3, with respect to that portion of the Leased Premises located on Levels B-l and B-2 that is designed for storage use, Landlord shall only provide services of the nature, and to the extent, appropriate and customary for space used primarily for storage.

      SECTION 2.03 BASE RENTAL

      (a) Tenant hereby agrees to pay the Base Annual Rental (hereinafter sometimes called "Base Rental") per year. Tenant shall also pay, as part of Additional Rent, all such other sums of money as shall become due from and payable by Tenant to Landlord under this Lease. Landlord shall have the same remedies for default in the payment of Additional Rent as are available to Landlord in the case of a default in the payment of Base Rental. Such Base Rental, together with Tenant's Share of Forecast Operating Expenses (hereinafter defined), shall be due and payable in 12 equal installments on or before the first day of each calendar month during the Terra, and Tenant hereby agrees to so pay such Rent to Landlord at Landlord's address as provided herein (or such other address in the continental United States as may be designated by Landlord from time to time) monthly in advance without demand. If the Term commences on a date other than the first day of a month or terminates on a date other than the last day of a month, then the installments of Base Rental and Additional Rent for such month or months shall be prorated. All past due installments of Rent shall bear interest, so long as the tenant hereunder is Transcontinental Gas Pipe Line Corporation, from the 5th day after such due date, and otherwise from the due date until the date such amount is paid (both dates inclusive), at an annual interest rate equal to the lesser of (i) 8% and (ii) the maximum non-usurious rate of interest permitted by the applicable laws of the State of Texas, as determined by reference to the indicated (weekly) rate ceiling (as defined and described in Texas Revised Civil Statutes, Article 5069-1.04 (or any successor statute), as amended) at the applicable time in question. Tenant shall pay to Landlord all items of Rent required to be paid by Tenant under this Lease, without notice or demand, and without any set-off, counterclaim, abatement or deduction whatsoever, except as may be otherwise expressly set forth in this Lease.

      (b) Tenant shall receive a credit (the "Base Rental Credit") to be applied against Base Rental in accordance with the terms of Schedule 3, provided that, as of the date such credit is to be applied an Event of Default under Section 5.10(a)(i), (iii), (iv), (v), (vi) or (vii) (each a "Material Event of
Default") shall not exist.

      The Base Rental Credit shall be applied against monthly Base Rental amounts due under this Lease. In the event the terms of this Lease provide for the abatement of Base Rental during any period, the Base Rental Credit applicable during such period shall be adjusted to apply only to that portion of the Leased Premises for which Base Rental is not abated.

      SECTION 2.04 NET LEASE

      This Lease is a net lease and Base Rental shall be paid to Landlord absolutely net of all costs and expenses. The provisions for payment of Actual Operating Expenses by means of periodic payment of Tenant's Share of Forecast Operating Expenses and the Operating Expense Adjustment are intended to pass through to Tenant, and reimburse Landlord for, all costs and expenses of the nature described in Section 2.05 incurred in connection with ownership, management and operation of the Project and such additional facilities now and in subsequent years as may be determined by Landlord to be included within the Project, subject to the exclusions and limitations set forth herein.

      SECTION 2.05 OPERATING EXPENSES

      (a) "Actual Operating Expenses" means all Operating Expenses of the Project. All Operating Expenses shall be computed on an accrual basis and determined in accordance with generally accepted accounting principles which shall be consistently applied. The term "Operating Expenses" as used herein shall mean all expenses, costs and disbursements (except as specifically excluded in this Section 2.05) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, management and operation of the Project including but not limited to the following:

            (1) Wages and salaries and related expenses and benefits of all on-site and off-site employees engaged in the supervision, operation and maintenance, or access control of the Project and personnel who may provide traffic control relating to ingress and egress to and from the Project to the adjacent public streets and the costs (based upon fair market rental rates) of a management office in the Project.

            (2) All supplies, tools, equipment and materials used in the operation and maintenance of the Project and any lease payments made by Landlord for any equipment leased in the operation and maintenance of the Project.

            (3) Cost of all utilities for the Project including the cost of water and power, heating, lighting, air conditioning and ventilating for the Project (excluding those costs separately payable by specific tenants).

            (4) Cost of all maintenance and service agreements for the Project and the equipment therein, including access control service, window cleaning, elevator maintenance, landscaping and janitorial services.

            (5) Cost of all insurance relating to the Project including the cost of casualty and liability insurance and rental abatement insurance applicable to the Project and Landlord's personal property used in connection therewith.

            (6) All taxes and assessments and governmental charges with respect to the Project whether federal, state, county or municipal, and whether they be by taxing districts or Governmental Authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Project or its operation. It is agreed that Tenant shall be responsible for ad valorem taxes on its personal property and on the value of leasehold improvements to the extent that same exceed building standard improvements as defined on Exhibit C.

            (7) Cost of repairs and general maintenance of the Project (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to preparation of space for occupancy by tenants of the Building other than Tenant).

            (8) Amortization (together with reasonable financing charges) of the cost of supplying and installing capital investment items which are intended for the purpose of reducing operating costs or which may be required by any Governmental Authority. All such costs shall be amortized over the reasonable life Of the particular capital investment items with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles but in no event to extend beyond the reasonable life of the Building.

            (9) Landlord's central accounting costs and audit fees attributable to the Project.

            (10) The cost of payment and performance of Landlord's obligations with respect to all of the above expenses in connection with the park (but excluding the water wall) adjacent to or located at the Project, the skybridges which connect the Building to the Garage and other structures and the driveways serving the Project.

            (11) All costs and expenses of any management administrative office of the Project.

            (12) Any lease payments made by Landlord for equipment used in the operation and maintenance of the Project.

            (13) A management cost recovery equal to 2% of Tenant's Base Rental plus 2% of Tenant's Share of Actual Operating Expenses (net of the management cost recovery).

            (14) All costs incurred by Landlord in order to ensure the Project's compliance with any Legal Requirement, or any other requirement, imposed by any insurer but only with, respect to Legal Requirements or other requirements that may come into effect after the Commencement Date, unless such costs are due to on-going compliance by Landlord in accordance with any Legal Requirement or other requirement in which case such costs shall be included in Operating Expenses even if such requirements came into effect prior to the Commencement Date, and excluding any costs incurred by Landlord in connection with making the restrooms on any floor of the Building occupied exclusively by one tenant (other than Tenant) compliant with the requirements of the Americans with Disabilities Act.

      (b) Landlord hereby agrees that, in addition to any exclusions expressly described in Section 2.05(a), Operating Expenses shall not include the following:

            (1) Costs of repairs, replacements or other work occasioned by casualties or condemnation, to the extent covered by insurance proceeds, or to the extent Landlord fails to comply with its obligations to insure the Building in accordance with Section 5.12, such repairs, replacements or other work occasioned by casualties not covered by insurance proceeds which would have been covered by insurance proceeds had Landlord not failed to insure the Building in accordance with Section 5.12, or to the extent compensated by Governmental Authorities in connection with the exercise of the right of eminent domain.

            (2) Leasing commissions, attorneys' fees, costs, disbursements and other expenses incurred by Landlord or its agents in connection with the solicitation of, advertising for, negotiating with or entering into leases or other prospective tenancy arrangements for space in the Project (including in connection with any assumption by Landlord of a prospective tenant's existing lease or payments made to satisfy a prospective tenant's lease obligations with respect to any such existing lease), or in connection with negotiations, disputes or enforcement of agreements with such prospective tenants, tenants or other occupants of the Project, marketing or leasing consultants, management agents, purchasers, ground lessors, prior owners or mortgagees of the Building including leasing commissions and fees of attorneys or of marketing or leasing consultants.

            (3) Tenant allowances, tenant concessions, workletters, and other costs or expenses (including permit, license and inspection fees) incurred in completing, fixturing, furnishing, renovating or otherwise improving, decorating or redecorating space for tenants or other occupants of the Building, or vacant, leaseable space in the Building, including space planning/interior design fees relating thereto.

            (4) Depreciation or other "non-cash" expense items and amortization, except for amortization charges as provided for in Section 2.05(a)(8).

            (5)   Except as expressly included under Section 2.05(a)(8) and
                  (14), costs of a capital nature, including capital additions, capital improvements, capital alterations, capital replacements, capital equipment, capital tools and capital redesign, all in accordance with generally accepted accounting principles, consistently applied.

            (6) Any costs of any service or item sold or provided to tenants or other occupants for which Landlord or Landlord's managing agent (i) has been or is entitled to be reimbursed by such tenants or other occupants for such service or item, other than under provisions similar to this Section 2.05 or (ii) has been or is reimbursed by insurance or otherwise compensated by parties other than tenants of the Project to include replacement of any item covered by a warranty.

            (7) Costs or expenses (including fines, penalties and legal fees) incurred due to the violation by any Landlord Party, any tenant or other occupant of the Building, of any terms and conditions of the leases in the Building, or any applicable Legal Requirements that would not have been incurred but for such violation by any Landlord Party, tenants or other occupants of the Building, it being intended that each party shall be responsible for the costs resulting from its own violation of such leases and Legal Requirements as same shall pertain to the Building.

            (8) Penalties for late or non-payment, including penalties for late or non-payment of taxes, equipment lease payments or other expenses, except to the extent attributable to any late or non-payment of Tenant's Share of Forecast Operating Expenses.

            (9) Payments to any Affiliate of Landlord for services on or to the Project (or any portion thereof), or for goods, supplies or other materials, in each case, only to the extent that the costs of such services, goods, supplies or materials exceed the costs that would have been paid had the services, goods, supplies or materials been provided by reputable Persons unaffiliated with Landlord.

            (10) Payments of principal, finance charges or interest on debt or amortization on any mortgage, deed of trust or other debt, and rental payments (or increases in same) under any ground or underlying lease or leases (except to the extent (i) otherwise expressly included in Operating Expenses under Section 2.05(a) or (ii) such payments may be made to pay or reimburse, or may be measured by, real estate taxes or insurance otherwise included in Operating Expenses).

            (11) Costs of (including compensation paid to clerks, attendants or other persons) operating any commercial concessions (such as a snack bar, restaurant or newsstand) operated by Landlord or any Affiliate of Landlord to the extent such costs are offset by income received therefrom by Landlord.

            (12) Costs of correcting defects, including latent defects, in the construction of the Project.

            (13) Contributions to operating expense reserves, tenant improvements reserves, leasing commissions reserves or capital improvements reserves.

            (14)  Contributions to political or charitable organizations.

            (15) Costs incurred in removing the property of former tenants or other occupants of the Building.

            (16) Costs or fees relating to the defense of Landlord's title to or interest in the Project, or any part thereof.

            (17) Costs associated with the operations of the business of the entity which constitutes "Landlord" or "Landlord's managing agent" that are unrelated to the costs of operating the Project, including, without limitation,

                  Landlord or Landlord's managing agent's general corporate overhead and general administrative expenses, legal, risk management and corporate and/or partnership accounting and legal costs, mortgages, debt costs and other financing charges, asset management fees, administrative fees, any costs that would normally be considered included in a management fee (e.g., property accounting charges, local area network and wide area network charges, travel expenses for company meetings or training), placement/recruiting fees/costs for employees to the extent such employees are not assigned to the Project, real estate licenses and other industry certifications, employee parking and transportation charges, tickets to special events, costs of defending any lawsuits, costs of syndicating, financing, mortgaging or hypothecating any of Landlord's interests in the Project, bad debt loss, rent loss or any reserves thereof, and costs incurred in connection with any disputes between Landlord and/or Landlord's management agent and their employees, tenants or occupants and providers of goods and services to the Project.

            (18) Wages, salaries, fringe benefits and any other form of compensation paid to any executive employee of Landlord and/or Landlord's managing agent above the level of "senior property manager" and wages, salaries, fringe benefits and other forms of compensation of any other employee of Landlord and/or Landlord's managing agent to the extent unrelated to the maintenance and operation of the Project.

            (19) Any rental payments and related costs paid under any ground lease of land underlying all or any portion of the Project.

            (20) Construction costs for the construction of (i) any additional floors to the Building and (ii) any additional buildings on the Land.

            (21) Landlord's gross receipts taxes for the Project, personal and corporate income taxes, inheritance and estate taxes, franchise, gift and transfer taxes.

            (22) Any fines, costs, late charges, liquidated damages, penalties, tax penalties or related interest charges, imposed on Landlord or Landlord's managing agent, except, in each case, to the extent attributable to any late or non-payment of Tenant's Share of Forecast Operating Expenses.

            (23) Any above Building-standard services provided to any other tenant or occupant of the Building, including, above Building-standard cleaning services, but only to the extent such services exceed Building-standard services.

            (24) Other than with respect to the Project, any office rental and any parking charges for the Landlord's and/or Landlord's managing agent's management, engineering, maintenance, security, parking or other vendor personnel, in each case other than reasonable costs and expenses connected therewith.

            (25) All advertising and promotional costs intended to attract new tenants to the Building.

            (26) Any increase in the cost of Landlord's insurance caused by a specific use of a tenant (other than Transcontinental Gas Pipe Line Corporation) or by Landlord.

            (27) Any cost or expense related to removal, cleaning, abatement or remediation of any Hazardous Substance (hereinafter defined), including toxic mold, in or about the Project, and including Hazardous Substances in the ground water or soil, but only to the extent any of the same arose prior to the Commencement Date.

            (28) Rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment, in each case other than for temporary use due to repairs, replacements or other work, the cost of which if purchased would be excluded from Operating Expenses as a capital cost, to the extent such expenses exceed the sum that would have been allocated to the relevant year had such equipment been purchased and the cost thereof amortized as provided for in
                  Section 2.05(a)(8).

            (29) Costs, other than those incurred in connection with ordinary maintenance or repair, for sculptures, paintings, fountains or other objects of art or the display of such items.

      (c) "Tenant's Share of Forecast Operating Expenses" means Tenant's Share of Actual Operating Expenses as reasonably projected by Landlord for the subject calendar year. 'Tenant's Share" means a fraction, the numerator of which is the Net Rentable Area of the Leased Premises and the denominator of which is the greater of (1) 95% of the Net Rentable Area of the Building and (2) the total Net Rentable Area leased to and occupied by tenants of the Building. For each calendar year, a statement of the projected amount of Tenant's Share of Forecast Operating Expenses shall be furnished by Landlord to Tenant not later than 30 days prior to the beginning of the applicable calendar year. Concurrently with each installment payment of Base Rental, Tenant shall pay to Landlord one-twelfth (1/12th) of Tenant's Share of Forecast Operating Expenses for the applicable calendar year.

            (d) (i) If Tenant's Share of Actual Operating Expenses for any calendar year is greater than payments previously made by Tenant on account of Tenant's

            Share of Forecast Operating Expenses, then Tenant shall pay to Landlord, within 30 days after Tenant's receipt of the annual statements referred to below, the amount of such excess. However, if Tenant's Share of Actual Operating Expenses for such calendar year is less than payments previously made by Tenant on account of Tenant's Share of Forecast Operating Expenses, then Landlord shall pay to Tenant within 30 days after Tenant's receipt of such statements the amount of such difference.

                  (ii) Within 150 days (or as soon thereafter as reasonably
            practicable but in no event later than 180 days after conclusion of the calendar year) after the conclusion of a calendar year all or any portion of which is within the Term (including the last calendar year of the Term, Landlord and Tenant agreeing that the provisions of this Section 2.05(d) shall survive the expiration or sooner termination of this Lease), Landlord shall deliver to Tenant a written statement ("Landlord's Operating Expense Statement") itemized in reasonable detail and certified by Landlord to Tenant, setting forth Actual Operating Expenses for the subject calendar year and comparing Tenant's Share of Forecast Operating Expenses to Tenant's Share of Actual Operating Expenses for the subject calendar year.

                  (iii) Tenant, upon written, notice to Landlord delivered no later than 90 days after Tenant's receipt of Landlord's Operating Expense Statement, shall have the right, at Tenant's expense, to audit ("Tenant's Audit") the Operating Expenses for such calendar year (but only to the extent such expenses are included in the relevant Landlord's Operating Expense Statement). If Tenant fails to deliver such notice within such 90-day period, such statement shall be deemed conclusively binding upon Tenant. Tenant's Audit shall be conducted only on Business Days during business hours at Landlord's offices. In connection with any such audit, Tenant shall not employ any Person who is to be compensated, in whole or in part, on a contingency fee basis.

                  Tenant shall promptly deliver, or shall cause to be promptly delivered, to Landlord a written report ("Tenant's Audit Report") setting forth the findings of Tenant's Audit. Within 20 days after Landlord's receipt of Tenant's Audit Report, Landlord shall notify Tenant whether (1) Landlord agrees with the findings of Tenant's Audit Report or (2) Landlord in good faith disputes the findings of Tenant's Audit Report. In the event Landlord fails to deliver the foregoing notice within such 20-day period, the findings set forth in Tenant's Audit Report shall be deemed conclusively binding upon Landlord. In the event Landlord timely notifies Tenant of its good faith dispute of the findings of Tenant's Audit Report (such notice being the "Dispute Notice"), the parties shall negotiate in good faith to resolve such dispute. In the event the parties are unable to resolve such dispute within 30 days after Tenant's receipt of the Dispute Notice, either party may elect, by written notice (the "Audit Arbitration Election

            Notice") to the other party, to have the dispute resolved by arbitration before a single arbitrator in accordance with the following arbitration procedure:

                  (1) For the 20-day period immediately after delivery of the Audit Arbitration Election Notice, Landlord and Tenant shall negotiate, in good faith, to select a mutually agreeable arbitrator. If Landlord and Tenant fail to agree on an arbitrator within such 20-day period, Landlord shall, on behalf of the parties, promptly request the American Arbitration Association (the "AAA") to appoint an arbitrator for the purposes set forth herein. The AAA shall be instructed to appoint, as arbitrator, an individual with the following qualifications: ten (10) years' current and active experience in the business of the management of commercial rental properties in Houston, Texas, and such individual has never been a direct or indirect employee, Affiliate or agent of either Landlord or Tenant. The AAA shall be instructed to appoint such arbitrator (i) in accordance with the AAA's standard procedures governing the selection of an arbitrator on behalf of arbitrating parties and (ii) within 20 days after Landlord's request therefor. The AAA's selection of arbitrator shall be binding upon Landlord and Tenant.

                  (2) The arbitrator shall render its decision within 30 days after the date of appointment.

                  (3) With respect to the disputed item of Operating Expense only, the arbitrator shall select either Landlord's Operating Expense Statement or Tenant's Audit Report as the one that, in the arbitrator's reasonable and professional judgment, most accurately reflects the terms of this Lease.

                  (4) The arbitrator's decision shall be final and binding upon the parties. Landlord shall pay the fees of the arbitrator in the event the arbitrator's decision selects Tenant's Audit Report. Tenant shall pay the fees of the arbitrator in the event the arbitrator's decision selects Landlord's Operating Expense Statement.

            In the event any final determination of Tenant's Audit (either by Landlord's deemed approval of the findings of Tenants' Audit Report or by arbitration in accordance with the foregoing (as applicable)) identifies any overpayment or underpayment in Operating Expenses, then, within 30 days after such final determination, Landlord shall pay the amount of any such overpayment to Tenant or Tenant shall pay the amount of any such underpayment to Landlord (as applicable).

                  (iv) All sums payable by Tenant under this Section 2.05 shall be deemed Additional Rent.

      (e) If the Term commences or terminates as to any portion of the Leased Premises at any time other than the first day of a calendar year, Tenant's Share of Actual Operating Expenses referred to in this Section 2.05 shall be prorated accordingly.

      (f) Notwithstanding any other provision herein to the contrary, it is agreed that in the event the Building is not 95% occupied during any year or in the event all of the Building is not provided with building standard services during any year, an adjustment shall be made in computing each component of the Actual Operating Expenses for such year that varies with occupancy so that the Actual Operating Expenses shall be computed for such year as though the Building had been fully occupied during such year.

                                    ARTICLE 3
                                    SERVICES

      SECTION 3.01 SERVICES TO BE FURNISHED BY LANDLORD

      During the Term, Landlord shall furnish (as part of Operating Expenses of the Project) to Tenant the following services for so long as Tenant is occupying the Leased Premises:

      (a) Regardless of season or climate, Landlord shall provide hot and cold water to base building HVAC equipment as necessary to satisfy demand of comfort related equipment within the Leased Premises on the Building Standard Days during the Building Standard Hours. Landlord shall provide the same at cost on days other than Building Standard Days and at times other than Building Standard Hours upon request of Tenant, who shall bear the entire cost thereof. Routine maintenance and electric lighting service for all public areas, service areas, and common areas of the Building in the manner and to the extent deemed appropriate by Landlord.

      (b) Janitorial services on all Business Days as set forth on Schedule 9 hereto; provided, however, if any of Tenant's floor coverings or other improvements are other than building standard, Tenant shall pay the additional cleaning cost attributable thereto..

      (c) Sufficient electrical capacity will be distributed to the panel boxes located at the core of each floor of the Leased Premises to operate (i) equipment of a low voltage electrical rating (120/208 volts) and (ii) equipment of a high voltage electrical rating (277/480 volts) to the extent that the total design load within the Leased Premises does not exceed six (6) watts per square foot of net rentable area, such related electrical design load to be hereinafter referred to as the ("Building Standard Rated Electrical Design Load"). In addition to the foregoing, Tenant acknowledges that the power available in the Building standard bus duct at each floor on which the Leased Premises are located will have a total (i.e., inclusive of the above-described Building Standard Rated Electrical Design Load) capacity available to Tenant of at least six (6) watts per square foot of net rentable area contained on such floor. Tenant shall pay to Landlord the cost of electricity consumed in excess of the Building Standard Rated Electrical Design Load as determined by meter, or if not metered, as otherwise reasonably estimated by Landlord (provided that if the Leased Premises is not separately metered, Landlord shall provide Tenant with reasonable supporting documentation for Landlord's calculation of such costs, sufficient to reasonably enable Tenant to confirm the basis of Landlord's calculations). Such cost of electricity shall include (1) any actual accounting expenses incurred by Landlord in connection with the metering thereof, (2) any taxes or other charges related to such electricity or the supply thereof and (3) if any tax is imposed upon Landlord's receipts from the sale or resale of electricity to Tenant, Tenant shall reimburse Landlord for such tax, if and to the extent permitted by applicable Legal Requirements.

            If Tenant's electrical equipment and lighting require electrical circuits, transformers or other additional equipment in excess of Tenant's pro rata share (based on the Net Rentable Area of the Leased Premises relative to the Net Rentable Area of the Building) of the Building's electrical or heating, ventilation and air conditioning systems, Tenant may (at Tenant's cost, including the cost to design, install, maintain and replace the additional electrical equipment (including the meters)) install the same, provided such installation is compatible with existing Building systems, will not compromise Landlord's ability to provide services to Tenant or other tenants of the Building and will not be burdensome to the Building or to Landlord, in Landlord's sole opinion, and Tenant shall pay all operating costs related to that requirement (including the cost of electricity, water or other services consumed through, or in connection with, the additional electrical equipment). The method of design and installation of any additional electrical equipment (including any related meter) required by Tenant shall be subject to the prior written approval of Landlord and Tenant (such approval by Tenant not to be unreasonably withheld) and shall be performed by Landlord at Tenant's sole cost (including a charge equal to 8% of such cost for the review and installation of such additional electrical equipment for administrative cost recovery).

      (d) All building standard fluorescent bulb replacement in all areas and all incandescent bulb replacement in public areas, toilet and rest room areas and stairwells.

      (e) Access control to the Building (the cost of which is part of Operating Expenses of the Project) during weekends and after normal working hours during the week consistent with that provided at Comparable Buildings. Landlord shall not be liable to Tenant for losses due to theft or burglary (except to the extent caused by the gross negligence or willful conduct of Landlord, its agents and employees), or for damages done by unauthorized Persons on the Project or within the Leased Premises.

      (f) Window cleaning to the extent consistent with Comparable Buildings to be performed at least once every six (6) months during the Term.

      (g) Non-exclusive passenger elevator service to the Leased Premises and non-exclusive freight elevator service, in each case, at all times.

      (h) Maintenance of the roof, exterior walls, load-bearing components, foundation, floor slabs and other structural components, the mechanical, electrical and plumbing systems, fire control systems, security and access control systems, the Building common areas, service areas, elevators, exterior lighting, sidewalks and landscaping of the Project all in a manner consistent with that provided at Comparable Buildings.

To the extent that the services described above require electricity, gas or water supplied by public utilities, Landlord's obligations shall require only that Landlord use commercially reasonable efforts to cause the utilities to furnish the same and shall be subject to any curtailment of utilities supplied. Failure by Landlord to any extent to furnish any of the services set forth in this Section 3.01, or any cessation thereof, shall not render Landlord liable in any respect for damages to either Person or property, nor be construed as an eviction of Tenant, nor entitle Tenant to any abatement or setoff of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof, except to the extent expressly provided in Section 3.02. Additionally, if any of the equipment or machinery used in connection with the Project breaks down, or for any cause ceases to function properly, Tenant shall have no claim for constructive eviction, setoff, rebate or abatement of rent or damages on account of any interruption in service occasioned thereby or resulting therefrom, except to the extent expressly provided in Section 3.02. Notwithstanding anything to the contrary in this Article 3, no services other than electrical service and heating, ventilation, water and air conditioning services shall be provided to the Rooftop Equipment Closet.

      SECTION 3.02 INTERRUPTION IN ESSENTIAL SERVICES

      (a) The parties agree that there are certain services without which Tenant cannot occupy the Leased Premises for the purposes for which the Leased Premises were leased. Such services are adequate heating, ventilation, air conditioning, electrical service, elevator service, water and plumbing services and janitorial services (the "Essential Services"). In the event any one or more of the Essential Services is not provided and the failure to provide such Essential Service(s) renders all or a portion of the Leased Premises Untenantable for a continuous period of 3 consecutive Business Days, then the Rent with respect to that portion of the Leased Premises rendered Untenantable shall abate for the period commencing on the day immediately after such 3rd consecutive Business Day until the date upon which such Essential Service is restored.

      (b) After a continuous period of either (i) 45 days during which one or more of the Essential Services is not provided to 50% or more of the Leased Premises or (ii) 120 days of interruption in any Essential Service during any calendar year and, in either case, the failure to provide such Essential Service renders such portion of the Leased Premises Untenantable for such period, then Tenant may either terminate this Lease as to the specific portion of the Leased Premises so affected (provided such portion is, in Landlord's reasonable opinion, of commercially reasonable configuration and reasonably lettable to unrelated third-parties), upon giving written notice ("Tenant's Service Interruption Termination Notice") thereof to Landlord.

Landlord shall be afforded 20 Business Days after receipt of Tenant's Service Interruption Termination Notice to restore the affected Essential Service, which restoration within such period shall nullify Tenant's Service Interruption Termination Notice and this Lease shall continue in full force and effect. However, in the event Landlord fails to restore the affected Essential Service within 20 Business Days after Landlord's receipt of Tenant's Service Interruption Termination Notice, then this Lease shall terminate, to the extent elected in Tenant's Service Interruption Termination Notice on the 20th day after expiration of such 20-Business Day period; and neither party shall have any further obligation or liability hereunder accruing after such date (except to the extent of any obligation or liability that expressly survives termination in accordance with the terms hereof).

      SECTION 3.03 KEYS AND LOCKS

      (a) Landlord shall furnish, at Tenant's cost, two (2) keys for each corridor door entering the Leased Premises. Additional keys will be furnished by Landlord for an additional charge to Tenant, which shall not exceed Landlord's Actual Cost, on an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Leased Premises without Landlord's permission, and Tenant shall not make, or permit to be made any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys of the Leased Premises, and provide Landlord with the combination and access codes of all locks for safes, safe cabinets and vault doors, if any, in the Leased Premises.

      (b) Tenant shall have the right, at Tenant's sole cost, to continue to operate, maintain, repair and, at Tenant's election, replace the existing card key access system serving the Leased Premises (such existing system together with any replacements thereof being "Tenant's Access Equipment"), provided (i) at all times, there shall be reasonable controlled access to the Leased Premises, either by mechanical lock, card key access system or other similar system, (ii) at all times, Landlord shall be provided copies of all keys, access card keys, passwords and codes in order to provide Landlord with access and
(iii) Tenant's Access Equipment shall be integrated and tied-in to the Building's management system and life safety systems (any modifications, access or tie-in to such Building systems shall be performed by Landlord's designated contractor). Upon the expiration or sooner termination of the Term, Tenant shall, at Tenant's election, either (1) surrender to Landlord Tenant's Access Equipment (together with all keys, access codes and card keys), at which time, such equipment shall become the sole property of Landlord or (2) remove Tenant's Access Equipment from the Leased Premises and repair any damage to the Building resulting from such removal).

      SECTION 3.04 GRAPHICS

      (a) Subject to the last sentence of this Section 3.04(a), Landlord shall install, at Tenant's election and at Tenant's expense, at the entrance to Tenant's suite on each level where Tenant occupies the entire floor either (i) signage using building standard graphics and materials or (ii) signage using non-building standard graphics selected by Tenant. Landlord also agrees to provide and install, at Tenant's expense, a listing of Tenant's name and office number on the

Building Directory Board except that, notwithstanding the foregoing, no charge shall be imposed for initial listings delivered to Landlord on or before April 30, 2004. No signs, numerals, letters or other graphics shall be used or permitted on the exterior of, or which may be visible from outside the Leased Premises unless approved in writing by Landlord (in its sole discretion).

      (b) Landlord agrees to install, at Tenant's expense and in Landlord's sole discretion, signage in the Level 2 lobby indicating Tenant's occupancy of the Leased Premises (i) of a size and scale commensurate with the signage of tenants leasing or occupying space of comparable square footage in the Building to that of Tenant and (ii) designed and constructed of materials and in a manner in keeping with the Building's architectural style and finishes. Tenant shall be permitted to retain its current company logo in the Level 2 lobby until such time as Landlord has designed the new signage described in this paragraph.

      (c) Prior to the Commencement Date, Tenant shall remove, at Tenant's expense, (i) the black, plastic letter graphics mounted on the granite wall of the Level 2 lobby and (ii) the metal plaques located at various points in the Level 2 lobby stating the "Williams Company Core Values and Beliefs" previously installed by Tenant. Tenant, at Tenant's expense, shall be responsible for restoring the granite surfaces beneath the graphics and plaques to their prior condition.

      SECTION 3.05 PEACEFUL ENJOYMENT

      Provided this Lease is in full force and effect and subject to Landlord's rights and remedies upon the occurrence of an Event of Default, Tenant may peaceably and quietly enjoy the Leased Premises without hindrance by Landlord or any Person lawfully claiming through or under Landlord subject to the terms of this Lease and to all Underlying Leases and Underlying Mortgages. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successor only with respect to breaches occurring during its and their respective ownership of the Landlord's interest in this Lease.

      SECTION 3.06 REPAIRS BY LANDLORD

      Unless otherwise expressly provided herein, Landlord shall not be required to make any improvements to or repairs of any kind or character to the Leased Premises during the Term, except such repairs as may be deemed necessary by Landlord for normal maintenance operations or such repairs that are necessitated as a result of the gross negligence or willful misconduct of any Landlord Party. The obligation of Landlord to maintain and repair the Leased Premises shall be limited to building standard items. Special leasehold improvements shall, at Tenant's written request, be maintained by Landlord, at Tenant's expense, at a cost or charge equal to the costs incurred in such maintenance plus a 5% additional charge to cover overhead.

                                    ARTICLE 4
                SERVICES; ASSIGNMENT AND SUBLETTING; ALTERATIONS;
                       SUBORDINATION; INITIAL IMPROVEMENTS

      SECTION 4.01 PAYMENTS BY TENANT

      Tenant covenants and agrees with Landlord to pay all Rent to Landlord at the times and in the manner required under this Lease.

      SECTION 4.02 REPAIRS BY TENANT

      Tenant covenants and agrees with Landlord subject to Section 5.15, at its own cost and expense, to repair or replace any damage or injury done to the Building, or any part thereof, caused by any Tenant Party, provided, however, if Tenant fails to make such repairs or replacement promptly and such failure continues for at least thirty (30) days after delivery of notice by Landlord to Tenant specifying such failure in reasonable detail, Landlord may, at its option, make repairs or replacements, and Tenant shall reimburse the reasonable cost thereof to the Landlord on demand, subject to Section 5.15 and subject to the provisions of Section 5.06 (which shall exclusively govern the obligations of the parties with respect to any Casualty Condition). Notwithstanding the foregoing, except in the case of emergency, if Tenant commences such repairs within thirty (30) days after delivery of written notice from Landlord to Tenant specifying such failure in detail and thereafter diligently and continuously uses reasonable efforts to complete such repairs, the thirty (30) day period provided above shall be extended by whatever period of time is reasonably required to complete such repairs; provided, however, that in no event shall such period be extended beyond any date on which Tenant's failure to complete such repairs would cause Landlord to be in default under any lease, mortgage, deed of trust, security agreement or similar document. Notwithstanding the foregoing, Landlord shall not be required to provide Tenant with any notice prior to its performance of any such repair or replacement if an emergency shall exist. For the purposes of this Section 4.02, an "emergency" shall be deemed to exist if Landlord in good faith believes that a condition within the Leased Premises or any other portion of the Project presents a significant possibility of personal injury or damage to property.

      SECTION 4.03 CARE OF LEASED PREMISES

      Tenant covenants and agrees with Landlord not to commit or allow any waste or damage to be committed on any portion of the Leased Premises and at the termination of this Lease, by lapse of time or otherwise, to deliver the Leased Premises to Landlord in as good condition as existing as of the Commencement Date, ordinary wear and tear, casualty loss, condemnation and repairs and maintenance that are Landlord's obligations hereunder excepted, and upon such termination of this Lease, Landlord shall have the right to re-enter and resume possession of the Leased Premises.

      SECTION 4.04 ASSIGNMENT OR SUBLEASE

      (a) Except to the extent expressly permitted by Section 4.04(h), Tenant may not assign or in any manner transfer or encumber this Lease or any interest herein, or sublet the Leased Premises or any part thereof, or grant any license, concession, or other right of occupancy to any portion of the Leased Premises, without the prior written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion, except as expressly provided otherwise in Section 4.04(b). If granted, Landlord's consent shall be upon such conditions as Landlord may reasonably impose. Consent by Landlord to any assignment, subletting, use or occupancy, or transfer shall not operate to relieve Tenant from any covenant or obligation hereunder except to the extent, if any, expressly provided for in such consent, nor shall such consent be deemed to relieve Tenant from obtaining Landlord's consent to any subsequent assignment, transfer, lien, charge, subletting, use or occupancy.

      (b) In the event Tenant desires to assign this Lease or sublet the Leased Premises or any part thereof and Landlord's consent is not required under
Section 4.04(h), Tenant shall give Landlord written notice of such desire (and the proposed effective date thereof) at least 30 days in advance of the date on which Tenant desires to make such assignment or sublease and such notice shall include (i) a draft of the proposed assignment or sublease, (ii) the name and address of the proposed subtenant or assignee, (iii) the financial and other significant terms of the proposed sublease or assignment (including a calculation of the Profit (as hereinafter defined), if any, to be realized in the sublease or assignment), (iv) evidence of the financial strength (including audited financial statements if available or other financial statements reasonably satisfactory to Landlord) of the subtenant or assignee and (v) such other information as Landlord may reasonably require (collectively, the "Required Information"). Landlord shall, within 20 days after its receipt of such notice and all the Required Information (such 20-day period shall not commence until Landlord has received all the Required Information), notify Tenant that Landlord either (such notification being "Landlord's Assignment/Subletting Response");

            (1) elects to terminate this Lease as to the space so affected as of the date so specified by Tenant in which event Tenant shall be relieved of all further obligation hereunder as to such space (except to the extent of all obligations that expressly survive termination in accordance with the terms hereof), unless Tenant delivers notice to Landlord within 10 Business Days after Tenant's receipt of Landlord's Assignment/Subletting Response notifying Landlord that Tenant elects to withdraw its request to sublet or assign, in which case, such termination shall be nullified and this Lease shall remain in effect as if no such consent was requested; or

            (2) approves Tenant's request to assign this Lease or sublet such space, provided that the following requirements are satisfied:

                  (A) the use of the Leased Premises or portion to be sublet (as applicable) by such proposed assignee or subtenant is permitted hereunder and does not violate any Underlying Mortgage, Underlying Lease;

                  (B) in the event of a proposed subletting and after giving effect thereto, there shall not be more than two subtenants and/or licensees (excluding Tenant and any Affiliate of Tenant) on any floor of the Leased Premises; and

                  (C) all the conditions set forth in Section 4.04(f) are satisfied.

      (c) If Landlord approves Tenant's request to assign this Lease or sublet any portion of the Leased Premises, 50% of any Profit realized by Tenant as a result of such assignment or sublease shall, to the extent such Profit is immediate, be due and payable by Tenant to Landlord upon the execution of an assignment or sublease, and, to the extent such Profit is deferred, be payable to Landlord, as it accrues. For the purposes of this Section 4.04, the term "Profit" means the excess of (i) all sums payable pursuant to any assignment or sublease or any other instrument executed between Tenant and the sublessee or assignee as consideration for the use and occupancy of the applicable space determined on a monthly per square foot basis of Net Rentable Area within the subleased or assigned premises, over (ii) the sum of (x) all Rent payable by Tenant pursuant to this Lease determined on a monthly per square foot basis of Net Rentable Area within the premises covered by the sublease or assignment, and
(y) actual costs paid to independent third-parties unaffiliated with Tenant incurred in connection with such sublease or assignment spread over the term of the sublease or assignment and determined on a monthly per square foot basis of Net Rentable Area in the subleased or assigned space, multiplied by the number of months of the term of the assignment or sublease (including commercially reasonable leasing commissions, legal fees, tenant improvements and transfer taxes).

      (d) In the event Landlord approves Tenant's request to sublet or assign in accordance with Section 4.04(b)(2) or otherwise, (i) in the case of a subletting, Tenant agrees to provide at its expense, direct access from such sublet space to a public corridor of the Building and (ii) Tenant shall have a period of 90 days after receipt of Landlord's consent in which to complete an assignment or subletting on the same terms and conditions in all material respects as Tenant provided in its notice to Landlord. In the event that any such proposed assignment or subletting is for a greater term or upon different economic terms (other than to an immaterial extent) or if a proposed assignment or subletting is not completed within such 90-day period, then such consent to assignment or subletting shall expire at the end of such 90-day period and if Tenant desires to assign or sublet thereafter, Tenant shall once again comply with the terms of this Section 4.04 as if no prior written notice had been given. No consent by Landlord to any assignment or sublease shall be deemed to be consent to a use not permitted under this Lease, to any act in violation of this Lease (including compliance with all applicable Legal Requirements), or to any other or subsequent assignment or sublease and no assignment or sublease by Tenant shall relieve Tenant of any obligation under this Lease.

         (e) With respect to each and every subletting and assignment approved by Landlord under the provisions of this Lease, it is further agreed that:

            (1) the form of the proposed assignment or sublease and the form of Landlord's consent shall be reasonably satisfactory to Landlord and shall comply with the provisions of this Section;

            (2) no sublease shall be for a term ending later than one day prior to the expiration of the Term;

            (3) no sublease shall be delivered to any subtenant, and no subtenant shall take possession of any part of the Leased Premises, until an executed counterpart of such sublease has been delivered to Landlord and approved by Landlord as required in this Section 4.04;

            (4) each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, it being the intention of Landlord and Tenant that Tenant shall assume and be liable to Landlord for any and all acts and omissions of all subtenants and anyone claiming under or through any subtenants which, if performed or omitted by Tenant, would be a default under this Lease; and Tenant and each subtenant shall be deemed to have agreed that upon the occurrence and during the continuation of a default hereunder, Tenant has hereby assigned to Landlord, and Landlord may, at its option, accept such assignment of, all right, title and interest of Tenant as sublandlord under such sublease, together with all modifications, extensions and renewals thereof then in effect, and such subtenant shall, at Landlord's option and upon notice from Landlord, attorn to Landlord pursuant to the then executory provisions of this Lease other than the monetary terms of this Lease, which monetary terms shall be governed by the terms of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any counterclaim, offset or defense, which theretofore accrued to such subtenant against Tenant, (C) bound by any previous modification of such sublease not consented to by Landlord, or by any prepayment of more than one month's rent and additional rent under such sublease, (D) bound to return such subtenant's security deposit, if any, except to the extent that Landlord shall receive actual possession of such deposit and such subtenant shall be entitled to the return of all or any portion of such security deposit under the terms of its sublease, or (E) obligated to make any payment to or on behalf of such subtenant, or to perform any work in the subleased space or the Building, or in any way to prepare the subleased space for occupancy, beyond Landlord's obligations under this Lease. The provisions of this subsection shall be self-operative, and no further instrument shall be required to give effect to this provision, provided that the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such subordination and attornment;

            (5) notwithstanding any assignment or subletting or any acceptance of Rent by Landlord from any assignee or subtenant, Tenant shall remain fully liable for the payment of all Rent due and for the performance of all other terms, covenants and conditions contained in this Lease on Tenant's part to be observed and performed, and any default under any term, covenant or condition of this Lease by any subtenant or assignee or anyone claiming under or through any subtenant or assignee shall be deemed to be a default under this Lease by Tenant (but shall be subject to any notice and opportunity to cure provisions contained herein). In connection with the foregoing, Tenant waives any defenses that at law or in equity would limit or release its liability under the preceding sentence. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or anyone claiming under or through any subtenant or by any brokers or other Persons claiming a commission or similar compensation in connection with the proposed assignment or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise its right to terminate under this Section; and

            (6) if the proposed subtenant or assignee is an entity organized under the laws of any jurisdiction other than the United States or any state thereof, or is not a United States citizen, if an individual, such subtenant or assignee shall have waived any immunity to which it may be entitled, and shall be subject to the service of process in, and the jurisdiction of the courts of, the City of Houston and State of Texas.

      (f) If Tenant is a corporation or limited liability company, then any transfer (directly or indirectly) of this Lease from Tenant by merger, consolidation or dissolution or any change (directly or indirectly) in ownership or power to vote a majority of the voting stock or interests in Tenant outstanding at the time of execution of this instrument (or at any future time) shall constitute an assignment for the purpose of this Lease; provided, however, that either (i) the acquisition of any or all stock of a corporate tenant, the stock of which is listed on either the New York or American Stock Exchange, NASDAQ or another nationally recognized stock exchange or (ii) the sale or merger of a corporate tenant into such a corporation, the stock of which is so listed, shall not itself be deemed to be a violation of this Section 4.04. For purposes of this Section 4.04, the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of Directors of the corporation involved. If Tenant is a general partnership, joint venture, limited liability partnership or limited liability company having one or more corporations as partners or as joint venturers or members, or if Tenant is a limited partnership having one or more corporations as general partners, the provisions of the preceding paragraph shall apply to each of such corporations as if such corporation alone had been the Tenant hereunder. If Tenant is a general partnership, joint venture or limited liability partnership, then the transfer of a majority of the partnership interest (or joint venture interest) in Tenant as existing at the time of execution of this instrument (or at any future time) shall constitute an assignment for the purpose of this Lease. If Tenant is a limited partnership, then the assignment of all or any portion of the interest in a general partner of Tenant shall constitute an assignment for the purpose of this Lease. For purposes of this Section 4.04 only, an Affiliate of Tenant shall also include any entity that (1) acquires all or substantially all of Tenant's assets or (2) is the surviving entity in any merger, consolidation or reorganization involving all or substantially all of Tenant's assets.

      (g) In the event that Tenant should request an assignment or sublease, Tenant agrees to reimburse all of Landlord's reasonable legal expenses incurred as a result of a review of any such requested assignment or sublease and in the event Landlord consents to any such assignment or sublease Tenant shall reimburse Landlord for all fees incurred in connection with documentation of the same, and all non-legal direct and indirect costs Landlord incurs due to such assignment or subleasing including providing security service, rubbish removal, freight elevator operation, janitorial service and similar services. Tenant further agrees that any tenant improvements or all alterations made to the Leased Premises to make such space ready for any sublease or assignment shall be performed by contractors reasonably approved by Landlord at Tenant's expense. Notwithstanding any assignment or subletting permitted hereunder, Landlord shall have no obligation to approve any Alteration or Tenant improvements other than as expressly provided for in this Lease.

            (h) (i) Tenant may assign its interest in this Lease to any Affiliate of Tenant (provided the requirements set forth in Section 4.04(b)(2)(A) and (B) and Section 4.04(f) are satisfied), provided at least ten (10) days prior to the anticipated effective date of such assignment, Tenant delivers to Landlord (1) a notice setting forth the fact of Tenant's intended assignment, the effective date of such assignment, the identity, address and business of the assignee and the intended use of the Leased Premises by such assignee, (2) a certificate by an officer of Tenant to Landlord certifying that the assignee is an Affiliate of Tenant, (3) a copy of the assignment agreement having been executed by all parties thereto and (4) any other information Landlord may reasonably request. Any such assignment shall not relieve, release, impair, modify or discharge any of Tenant's obligations hereunder and Tenant and such assignee shall be jointly and severally liable for all obligations hereunder.

                (ii) Tenant may permit any then current Affiliate of Tenant to sublet all or part of the Leased Premises for any use permitted hereby, provided (1) the requirements set forth in Section 4.04(b)(2)(A) and (B) and Section 4.04(e) are satisfied, (2) at least ten (10) days prior to the anticipated effective date of such subletting, Tenant delivers to Landlord (A) a notice setting forth the fact of

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

            Tenant's intended subletting, the effective date of such subletting, the identity, address and business of the subtenant and the intended use of the Leased Premises by such subtenant, (B) a certificate by an officer of Tenant to Landlord certifying that the assignee is a Related Entity, (C) a copy of the sublease agreement having been executed by all parties thereto and (D) any other information Landlord may reasonably request. Such sublease shall not be deemed to vest in any such Related Entity any right or interest in this Lease or the Leased Premises nor shall it relieve, release, impair, modify or discharge any of Tenant's obligations hereunder, and (3) such sublease is not entered into in connection with or in contemplation of the sale or other divestiture of such Affiliate.

                  (iii) Tenant may permit any Affiliate of Tenant to occupy the
            Leased Premises (only for so long as such occupant shall be a Affiliate) for general and executive office use; provided that (1) no compensation other than intra-corporate cost reimbursement is paid therefore, (2) such occupancy shall not be deemed a subletting or assignment hereunder, (3) such occupancy shall be subject to all of the terms and conditions of this Lease, (4) at least ten (10) days prior to the anticipated effective date of such occupancy, Tenant delivers to Landlord (A) a notice setting forth the fact of Tenant's intended license, the effective date of such license, the identity, address and business of the licensee and the intended use of the Leased Premises by such licensee, (B) a certificate by an officer of Tenant to Landlord certifying that the occupant is an Affiliate of Tenant, (C) a copy of the license agreement having been executed by all parties thereto and (D) any other information Landlord may reasonably request.

                  (iv) Tenant may sublet up to 50,000 square feet of the Leased
            Premises without Landlord's prior consent; provided that (1) any such subtenant shall be subject to the provisions of this Lease including the density limitations set forth herein, (2) the subtenant may only use such space for uses permitted under this Lease, (3) at least ten (10) days prior to the anticipated effective date of such subletting Tenant shall deliver to Landlord a copy of the sublease agreement executed by all parties thereto and (4) such sublease shall comply with the provisions of Section 4.04(e)(2),
            (4), (5) and (6). Notwithstanding anything contained herein to the contrary, any sublease entered into by Tenant pursuant to this
            Section 4.04(h)(iv) shall be subject to the provisions of Section 4.04(c) hereof.

      (i) Any attempted assignment, sublease or grant of any license, encumbrance, concession, or other right of occupancy by Tenant in violation of the terms and covenants of this Section shall be void.

      SECTION 4.05 ALTERATIONS

      (a) Tenant shall not make, or allow to be made, any alterations or physical additions (including fixtures) to the Leased Premises ("Alterations") or install signs at the Leased Premises which are visible from outside the Leased Premises or install safes, vaults, filing systems, libraries or other heavy furniture or equipment at the Leased Premises, without first obtaining the consent of Landlord. Notwithstanding the foregoing, Landlord shall not unreasonably withhold or delay its consent to any proposed Alteration, provided that the following requirements are each satisfied:

                  (i) such Alteration is non-structural, does not affect the exterior of the Building and is not visible from outside the Building or the Leased Premises;

                  (ii) such Alteration, in Landlord's good faith judgment, will not impair the structural integrity of the Building;

                  (iii) such Alteration, in Landlord's good faith judgment, will not adversely affect the mechanical, electrical, plumbing, heating, air-conditioning, or ventilation systems of the Building;

                  (iv) such Alteration will not, in the aggregate, cost more than $100,000 (as reasonably estimated by Landlord);

                  (v) such Alteration is accomplished in a good and workmanlike manner and in accordance with all applicable Legal Requirements;

                  (vi) such Alteration does not affect the certificate of
            occupancy issued for the Building or the Leased Premises;

                  (vii) such Alteration does not adversely affect or increase the cost of any service furnished by Landlord to Tenant or to any other tenant of the Building (as reasonably determined by Landlord), unless Tenant agrees in writing to pay for such increase;

                  (viii) such Alteration does not violate any Legal Requirement or cause the Leased Premises or the Building to be non-compliant with any Legal Requirement; and

                  (ix) Tenant obtains all applicable governmental permits,
            licenses and approvals required in connection with such Alteration.

      (b) Upon Landlord's receipt of a request for approval of any Alteration (together with Landlord's receipt of all items required to be delivered by Tenant hereunder (including plans and specifications, to the extent required)), Landlord shall notify Tenant within 10 Business Days of its receipt of such items whether Landlord approves Tenant's proposed Alteration, or if not approved, the specific reasons for such disapproval.

      (c) In connection with any proposed Alteration, Landlord shall be entitled to retain independent consultants to review the plans and specifications and the progress of construction of such proposed Alteration. Tenant shall reimburse Landlord, within 30 days after request therefor, for all fees and expenses of such consultants (including any construction management fees paid by Landlord to the property manager not to exceed 7% of the cost of such Alteration). With respect to any Alterations, Tenant shall not be charged overhead or supervision fees (in connection with Landlord's review and approval of Tenant's plans and specification therefor) by Landlord, provided that such Alterations work is undertaken and carried out by Tenant's contractors with whom Tenant contracts directly for the construction and installation of such Alterations.

      (d) All contractors retained by Tenant to perform any Alteration shall be subject to the prior approval of Landlord. Tenant shall not permit the use of any contractors, labor, material or equipment supplier in the performance of any work if such use, in Landlord's judgment, would disturb harmony with any trade engaged in performing any other work in and about the Project or contribute to any labor dispute.

      (e) Upon completion of each Alteration, Tenant shall promptly deliver to Landlord a copy of the final "as built" plans and specifications which shall depict the actual construction for all Alterations existing at the Leased Premises; provided that Tenant shall not be required to deliver "as built" plans and specifications in the event such Alterations are Decorative Alterations. "Decorative Alterations" means any Alteration consisting of painting, wall coverings, floor coverings, installation of cabinets, shelves or movable office partitions or decorations (provided no approval by any Governmental Authority is required). All plans and specifications delivered under this Lease shall be in a form and format reasonably acceptable to Landlord.

      (f) Tenant shall indemnify and hold Landlord harmless from and against all Losses, arising out of the acts or omissions of any Tenant Party in connection with the construction of any Alteration, including any mechanics' or materialmen's liens asserted in connection with such Alteration. Nothing in this subsection shall be deemed or construed to limit Tenant's rights under Section 4.13.

      (g) All Alterations when made to the Leased Premises by Tenant, shall at once become the property of Landlord and shall be surrendered to Landlord upon termination of this Lease by lapse of time or otherwise; provided, however, this clause shall not apply to movable equipment, removable trade fixtures, office equipment or furniture and data fixtures and equipment owned by Tenant. Tenant may install food, soft drink and other vending machines, pantries or cooking equipment for the use of Tenant or its subtenants; provided, however, that Tenant's installation of any cooking equipment or pantries shall be conditioned on Tenant's satisfaction of and compliance with all applicable Legal Requirements and all requirements imposed by any insurer of the Building or the Project and Tenant's obtaining any required governmental permits and approvals; provided, further, that with respect to any such cooking equipment or pantries, Tenant shall be responsible for any additional cleaning and maintenance costs incurred by reason thereof.

            (h) (i) Landlord shall not unreasonably withhold its consent to an Alteration consisting of the installation of a supplementary air-conditioning system to service the Leased Premises. Tenant's installation of such supplementary air-conditioning system shall comply with all other requirements of this Lease (including all other provisions of this Section 4.05). In connection with such installation, Tenant, at Tenant's sole cost and expense, may tap into the existing chilled water pipes of the Building to obtain chilled water for such supplementary system, subject to available capacity. Landlord shall furnish to such supplementary system chilled water at such times as Tenant shall request. Any installations required to connect Tenant's supplementary air-conditioning system to the chilled water pipes shall be made by Landlord at Tenant's expense.

                  (ii) Tenant shall pay Landlord, within 20 days after rendition of a bill therefor, for the supply of chilled water used by any supplementary air-conditioning system installed by Tenant under this Section, as measured by a clock or similar meter approved by Landlord and Tenant (provided that Tenant's approval shall not be unreasonably withheld) and installed, at Landlord's election, (1) by Landlord in coordination with Tenant's installation of the supplemental air-conditioning system or (2) by Tenant as part of the installation of its supplemental air-conditioning system using a contractor approved by Landlord. Tenant shall pay all costs related to the installation and all maintenance of such clock or meter. For all periods during which such clock or meters are not operational, Tenant shall pay to Landlord the Actual Cost of Tenant's consumption of chilled water by such supplemental air-conditioning system, provided that Landlord shall deliver to Tenant reasonable supporting documentation for such costs, sufficient to reasonably enable Tenant to confirm the same.

                  (iii) Tenant shall pay Landlord, within 20 days after
            rendition of a bill therefor, for all electricity consumed by any supplementary air-conditioning system installed by Tenant under this Section, as measured by a meter or meters approved by Landlord and Tenant (provided that Tenant's approval shall not be unreasonably withheld) and installed, at Landlord's election, (1) by Landlord in coordination with Tenant's installation of the supplemental air-conditioning system or (2) by Tenant as part of the installation of its supplemental air-conditioning system using a contractor approved by Landlord. Tenant shall pay all costs related to the installation and maintenance of such meters. For all periods during which such meters are not operational, Tenant shall pay an amount based upon Landlord's reasonable estimate of Tenant's consumption of electricity by such supplemental air-conditioning system, provided that Landlord shall deliver to Tenant reasonable supporting documentation for Landlord's calculation of such costs, sufficient to reasonably enable Tenant to confirm the basis of Landlord's calculations.

                  (iv) Tenant shall pay to Landlord for electricity under
            Section 4.05(b)(iii) an amount equal to 103% of (1) Landlord's Actual Costs for such electricity (which cost shall not include any administrative fee) plus (2) solely with respect to Landlord's Actual Cost for such electricity, any taxes or other charges related to such electricity (as applicable) or the supply thereof plus (3) any tax imposed upon Landlord's receipts from the sale or resale of electricity (as applicable) to Tenant, to the extent permitted to be reimbursed by applicable Legal Requirements.

      (i) Notwithstanding anything to the contrary contained in this Lease, Tenant shall have no obligation to remove the existing vault and related equipment located in the Leased Premises and/or any replacements or additions thereto to the extent such replacements or additions do not increase the size thereof (collectively, the "Vault"). Tenant may, at its election, either (a) surrender the Vault at the end of the term of this Lease, in which case the same shall become the property of Landlord, or (b) remove the Vault at or prior to the end of the term of the Lease and repair any damage done to the Building as a result of the removal of the Vault.

      (j) Landlord acknowledges that as of the date hereof Tenant owns and, during the term of the Lease and any Renewal Term, shall continue to own, operate, maintain and repair and have exclusive use of the existing chillers located in the Building's central plant along with the existing loops and distribution lines used in connection therewith and all related equipment and improvements thereto (the "Tenant's Chillers") at no cost to Landlord; provided that Tenant shall cooperate with Landlord in the transfer of NextiraOne, LLC ("Nextira") from Tenant's Chillers to another chiller system within the Building, which transfer shall occur no later than October 1, 2004 (however Landlord agrees that it shall use reasonable endeavors to complete such transfer by June 1, 2004), and Tenant shall be responsible for any costs incurred in connection with the capping off of Tenant's Chillers as a result of such transfer; provided further that Landlord shall (i) reimburse Tenant for any costs incurred by Tenant as a result of Nextira's use of Tenant's Chillers prior to such transfer, which costs shall be based on Nextira's per ton actual consumption of water and electricity and (ii) indemnify Tenant for any claims brought by Nextira against Tenant (except to the extent caused by the gross negligence or willful misconduct of Tenant, its agents or employees) as a result of any failure of service or service disruption in connection with Nextira's use of Tenant's Chillers. Tenant may, at its election, either (a) surrender Tenant's Chillers at the end of the term of the Lease, in which case the same shall become the property of Landlord, or (b) remove Tenant's Chillers at or prior to the end of the term of this Lease and repair any damage to the Building resulting from the removal of Tenant's Chillers.

      SECTION 4.06 LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE

      Tenant covenants and agrees with Landlord not to occupy or use the Leased Premises, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose which is unlawful or deemed to be extra-hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire of liability or any other insurance coverage on the Building and/or its contents, including the use, storage, disposal or transportation of hazardous materials other than drinking cups, office supplies and similar substances commonly found in commercial office buildings in quantities or concentrations that do not violate any Legal Requirement.

      Section 4.07 LAWS, REGULATIONS AND RULES OF THE BUILDING

      (a) Tenant covenants and agrees with Landlord to comply with all laws, ordinances, orders, rulings, decisions, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises (collectively "Legal Requirements").

      (b) Tenant shall not cause or permit any "Hazardous Substance" (defined as any chemical, pollutant, waste, compound or other substance in such forms, concentrations, quantities or other conditions that are prohibited, regulated or require assessment, monitoring, removal or remediation under any Legal Requirement pertaining to health or the environment) to be used, installed, stored, treated, generated, released or disposed on or in the Leased Premises or any other portion of the Building or Project by Tenant, its partners, members, shareholders, directors, officers, employees, subtenants, assignees, agents, contractors, invitees and licensees (each a "Tenant Party" and collectively, "Tenant Parties") of the Leased Premises. Tenant shall indemnify Landlord, its partners, members, shareholders, directors, officers, employees, agents, invitees and licensees (each a "Landlord Party" and collectively, "Landlord Parties") for all costs and expenses incurred by Landlord to correct, or in any manner related to, any violation by a Tenant Party of the covenant set forth in the immediately preceding sentence, or to remove neutralize or render harmless any Hazardous Substance resulting from a violation by Tenant of such covenant, or to comply with the requirements of any regulatory body having jurisdiction over Hazardous Substances, in connection with any such removal, or to contest the actions of any such regulatory body with respect to the Leased Premises, Building or Project as the result of any violation by any Tenant Party of such covenant. Tenant's agreement to indemnify each Landlord Party shall survive the expiration of this Lease. Tenant agrees that it will comply fully with all Legal Requirements pertaining to health or the environment which apply to the Leased Premises, Building or Project and the use and occupancy of the Leased Premises, Building or Project. Nothing set forth in this subsection shall be deemed to prevent Tenant's use of any Hazardous Substance customarily used in the ordinary course of office work (including the operation of chillers, generators, UPS and related equipment), provided such materials are used, handled, stored, transported and disposed in accordance with all Legal Requirements.

      (c) Landlord shall comply with (or cause to be complied with), at its expense, all Legal Requirements applicable to the common areas of the Project which are not expressly the obligation of Tenant hereunder, to the extent that non-compliance would materially impair Tenant's use and occupancy of the Leased Premises and Tenant's ability to conduct its business in the Leased Premises for the use intended hereby; provided, however, that Landlord may contest the legality or applicability of any such Legal Requirement and may defer compliance therewith during the pendency of such contest, so long as deferring compliance does not unreasonably interfere with the conduct of Tenant's business.

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

      (d) Landlord shall, at its cost, perform all work to the restrooms (excluding private restrooms) located within the Leased Premises to the extent such work is necessary in order to comply with all applicable requirements of the Americans with Disabilities Act, the Texas Architectural Barrier Act and the rules and regulations promulgated in connection therewith (such work being "Landlord's ADA Initial Work"). In connection with the foregoing, the parties agree that Landlord's sole obligation shall be to assure that such restrooms comply with all applicable requirements of the Americans with Disabilities Act, the Texas Architectural Barrier Act and the rules and regulations promulgated in connection therewith at the time such work is completed and that the foregoing obligation shall not be deemed to impose upon Landlord any continuing obligation in respect of work necessary to comply with the Americans with Disabilities Act, the Texas Architectural Barrier Act and the rules and regulations promulgated in connection therewith due to Alterations undertaken by Tenant or modifications to the Americans with Disabilities Act, the Texas Architectural Barrier Act and the rules and regulations promulgated in connection therewith enacted after completion of Landlord's ADA Initial Work. In connection with its prosecution of Landlord's ADA Initial Work, Landlord shall use reasonable efforts to minimize any disruption of Tenant's conduct of its business at the Leased Premises. Tenant shall, and shall cause each Tenant Party, to reasonably cooperate with Landlord in connection with Landlord's prosecution of such work including coordination of Landlord's prosecution of Landlord's ADA Initial Work with Tenant's prosecution of Tenant's Initial Improvements. Tenant shall reimburse Landlord for all increased costs incurred by Landlord in completing Landlord's ADA Initial Work due to (1) any delay resulting from any act or omission of any Tenant Party, including delays due to Tenant requested changes in or additions to, or interference with Landlord's ADA Initial Work, or delays by Tenant in submission of information requested by Landlord and necessary to complete such work or (2) unique design features particular to Tenant's build-out of the Leased Premises. Tenant shall promptly reimburse Landlord for such costs within 20 days after Tenant's receipt of Landlord's request for payment therefor.

      (e) Tenant and all Tenant Parties shall observe and comply with the Building rules and regulations, provided that in case of any conflict or inconsistency between the provisions of this Lease and any of the rules and regulations as originally promulgated or as supplemented or amended from time to time, the provisions of this Lease shall control. landlord reserves the right, from time to time, to adopt additional rules and regulations and to amend the rules and regulations then in effect, so long as none of the foregoing materially and adversely affects Tenant's rights under this Lease or Tenant's right of quiet enjoyment of the Leased Premises. Nothing contained in this Lease shall impose upon Landlord any obligation to enforce the rules and regulations or terms, covenants or conditions in any other lease against any other Building tenant, and Landlord shall not be liable to Tenant for violation of the rules and regulations by any other tenant, its employees, agents, visitors or licensees, except that Landlord shall not enforce any Building rule or regulation against Tenant in a discriminatory fashion.

      SECTION 4.08 ENTRY FOR REPAIR AND INSPECTION

      Upon reasonable prior notice to Tenant and at reasonable times (except that such requirements shall not apply in the event of an emergency), Landlord and Landlord's agents and representatives shall be permitted entry upon any portion of the Leased Premises deemed desirable by Landlord to inspect the same, clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement, setoff or reduction of Rent by reason thereof.

      SECTION 4.09 NUISANCE

      Tenant shall conduct its business in such manner so as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Building. Tenant shall prevent each Tenant Party from creating any nuisance, or interfering with, annoying or disturbing any other tenant or Landlord in its operation of the Building. Tenant shall not, during occupancy of, remodeling or construction within the Leased Premises, cause or permit any strong, unusual, offensive or objectionable odors, gases or vapors to be produced within the Leased Premises whether such odors, gases or vapors are contained within the Leased Premises or migrate from or are permitted by Tenant to be emitted outside of the Leased Premises. Landlord, in its sole discretion exercised in good faith, shall determine if any such odors, gases or vapors are in violation of this provision.

      SECTION 4.10 SUBORDINATION TO MORTGAGE; NON-DISTURBANCE

      (a) This Lease is subject and subordinate to any mortgage or deed of trust (the "Underlying Mortgage") and each underlying master, financing or ground lease (the "Underlying Lease") which may now or hereafter encumber all or any part of Landlord's interest in the Project or Landlord's interest herein, and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that such subordination shall only be effective if Tenant receives a non-disturbance agreement from the holder of the subject Underlying Mortgage (the "Mortgagee") or the lessor under the subject Underlying Lease (the "Superior Lessor") (as applicable) satisfying the Non-Disturbance Requirements. Tenant agrees however, a Mortgagee may at its option, unilaterally elect to subordinate, by an instrument in form and substance satisfactory to such party, such Underlying Mortgage to this Lease. In such case, Tenant agrees to execute promptly and to deliver to Landlord or such party any such subordinate instrument or instruments reasonably requested by such party and agrees that if it fails or refuses to do so within 15 days after written request thereof by Landlord or such party.

      (b) In the event of the enforcement by the Mortgagee of the remedies provided for by law or by such Underlying Mortgage, or in the event of the termination of an Underlying Lease, Tenant shall, upon request of any Person succeeding to the interest of the Mortgagee or upon the request of the Superior Lessor, automatically become the lessee of such successor in interest or such lessor, as the case may be, without change in the terms or provisions of this Lease; provided, that such successor in interest or lessor shall not be:

                  (i) bound by any payment of Rent for more than one month in advance of its due date, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease (but only to the extent such security is actually delivered to such successor in interest or such lessor);

                  (ii) bound by any amendment or modification of this Lease
            made without the consent of such successor in interest or lessor;

                  (iii) liable for any act or omission of the prior Landlord under this Lease, provided, however, that the foregoing shall not relieve such successor in interest or lessor from any obligation under this Lease with respect to an event or condition that continues (but only to the extent it continues) after the date such successor in interest or lessor succeeds to the interest of Landlord hereunder;

                  (iv) subject to any offset, deduction or defense which Tenant might have arising out of the acts or omissions of Landlord, provided, however, that the foregoing shall not relieve such successor in interest or lessor from any obligation under this Lease with respect to an event or condition that continues (but only to the extent it continues) after the date such successor in interest or lessor succeeds to the interest of Landlord hereunder; and

                  (v) bound by any covenant or obligation of Landlord to
            perform, undertake or complete any work in the Leased Premises or to prepare the Leased Premises for Tenant's occupancy or to make any payment in regard thereto.

      (c) As long as any Underlying Mortgage or Underlying Lease shall exist, Tenant shall not seek to terminate this Lease by reason of any act or omission of Landlord (i) until Tenant shall have given notice of such act or omission to all Mortgagees and Superior Lessors, and (ii) until a reasonable period of time, but not to exceed sixty (60) days, shall have elapsed following the giving of notice of such default and the expiration of any applicable notice or grace periods (unless such act or omission is not capable of being remedied within a reasonable period of time) during which period such Mortgagees or Superior Lessors (as applicable) shall have the right, but not the obligation, after obtaining possession of the Project to remedy such act or omission and thereafter diligently proceed to so remedy such act or obligation. If any Mortgagee or Superior Lessor elects to remedy such act or omission of Landlord, Tenant shall not seek to terminate this Lease so long as such Mortgagee or Superior Lessor is proceeding with reasonable diligence to effect such remedy.

      (d) Landlord represents that, as of the date hereof, there are no existing Underlying Mortgages or Underlying Leases.

      (e) The term "Non-Disturbance Requirements", with respect to a particular Underlying Mortgage or Underlying Lease, means a non-disturbance agreement in such Mortgagee's or Superior Lessor's (as applicable) customary form, provided that such agreement (i) is reasonably acceptable to Tenant and (ii) provides that the Mortgagee or Superior Lessor (as the case may be) agrees that (1) Tenant's rights under this Lease and possession of the Leased Premises, including parking, shall not be disturbed during the Term and (2) Tenant's rights under this Lease shall not be terminated by such Mortgagee or Superior Lessor (as the case may be), in each case, so long as no Event of Default has occurred and continues beyond any applicable notice or grace period.

      SECTION 4.11 ESTOPPEL CERTIFICATE

      (a) Within 15 days after request therefor by Landlord, Tenant shall execute estoppel certificates addressed to the following Persons (as requested by Landlord) (i) any Mortgagee or prospective Mortgagee of Landlord, (ii) any Superior Lessor or prospective Superior Lessor, (iii) any purchaser or prospective purchaser of all or any portion of, or interest in, the Building, and (iv) any investor, or proposed investor, in the Building (directly or indirectly), certifying to the best of Tenant's current, actual knowledge (after reasonable inquiry):

            (1) that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying such modifications and certifying that the Lease, as modified, is in full force and effect) and, if requested, certifying as to a copy of this Lease, as it may have been amended;

            (2)   the dates to which all items of Rent has been paid;

            (3) that the Landlord is not in default under any provision of this Lease (or if the Landlord is in default, specifying each such default);

            (4)   the address to which notices to Tenant shall be sent;

            (5) whether Landlord has failed to complete any work required to be performed by Landlord under this Lease;

            (6) the Commencement Date, the Term and the Net Rentable Area of the Leased Premises;

            (7) whether Landlord has failed to complete any work required to be performed by Landlord under this Lease;

            (8) whether there are any subleases or assignments affecting the Leased Premises; and

            (9) other matters as such mortgagee(s), lessor(s), purchaser(s) or investor may reasonably require.

      (b) Within 15 days after request therefor by Tenant, Landlord shall execute an estoppel certificate addressed to (i) any Mortgagee or prospective Mortgagee of Tenant, (ii) any assignee or subtenant or prospective assignee or subtenant, or (iii) any purchaser or prospective purchaser of substantially all of Tenant's assets or partnership units, certifying to Landlord's current, actual knowledge (after reasonable inquiry):

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

            (1) that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying such modifications and certifying that the Lease, as modified, is in full force and effect) and, if requested, certifying as to a copy of this Lease, as it may have been amended;

            (2)   the dates to which all items of Rent have been paid;

            (3) that Tenant is not in default under any provision of this Lease (or if Tenant is in default, specifying each such default);

            (4)   the address to which notices to Landlord shall be sent;

            (5) the Commencement Date, the Term and the Net Rentable Area of the Leased Premises; and

            (6) other matters as such mortgagee(s), assignee, subtenant(s) or transferee may reasonably require.

      SECTION 4.12 TENANT'S INITIAL IMPROVEMENTS

      Tenant shall (a) promptly cause all initial leasehold improvements (the "Initial Improvements") in the Leased Premises to be constructed in accordance with Schedule 4 and (b) deliver plans and specifications to Landlord relating to the Initial Improvements in accordance with the terms, provisions and time frames set forth in Schedule 4. Tenant shall substantially complete all Initial Improvements to the extent applicable to the Contracted Portion of the Leased Premises no later than the Contraction Date. Tenant shall bear the entire cost of all Initial Improvements.

      SECTION 4.13 LIENS

      Tenant shall not be deemed to be the agent or representative of Landlord in making any alterations, physical additions or improvements to the Leased Premises, and shall have no right, power or authority to encumber any interest in the Project in connection therewith. If any mechanics' or other liens are filed against any portion of the Project or any interest therein by reason of the acts or omissions of any Tenant Party or because of a claim against any Tenant Party, Tenant shall cause the same to be cancelled or discharged of record by bond or otherwise within 20 days after notice by Landlord. If Tenant shall fail to cancel or discharge said lien or liens, within said 20-day period, which failure shall be deemed to be a default hereunder, Landlord may, at its sole option in addition to any other remedy of Landlord hereunder, cancel or discharge the same and upon Landlord's demand, Tenant shall promptly reimburse Landlord for all reasonable costs incurred in canceling or discharging such lien or liens.

      SECTION 4.14 LIMITATION OF LANDLORD'S PERSONAL LIABILITY

      (a) Notwithstanding anything contained in this Lease to the contrary, Landlord and Landlord's agents and employees shall not be liable to Tenant for any injury to Person or damage to property caused by the Leased Premises or other portions of the Building or Project becoming out of repair, or by defect in or failure of equipment, pipes, wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity, or oil leaking, escaping or flowing into the Leased Premises, except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents or employees, nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Building or of any other Persons whomsoever.

      (b) It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, the liability of Landlord hereunder (including any successor landlord) and any recourse by Tenant against Landlord shall be limited solely and exclusively to the interest of Landlord (and any successor Landlord) in and to the Project (including the proceeds of any sale of all or part of the Project and the proceeds of any applicable insurance), and the obligations of Landlord under this Lease shall run with the land. No constituent partners, members or owners of interests in Landlord or Landlord's or their respective shareholders, members, directors or officers shall have any personal liability, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all Persons claiming by, through or under Tenant.

      SECTION 4.15 PARKING

      (a) Tenant shall be entitled to parking rights for the Minimum Number of Parking Spaces in accordance with the terms of this Section 4.15. The Minimum Number of Parking Spaces shall be adjusted, from time-to-time, to at all times during the Term reflect 3 vehicles per 1,000 square feet of the Net Rentable Area of the Leased Premises in order to take into account expansions and contractions of the Net Rentable Area of the Leased Premises pursuant to the terms of this Lease. Tenant may, at its election, allocate any portion or number of Tenant's Minimum Number of Parking Spaces to any subtenants permitted pursuant to Section 4.04 hereof, so long as any such subtenants comply with all rules and regulations relating to the parking of vehicles then in effect. Tenant's election to allocate any portion or number of the Minimum Number of Parking Spaces as set forth in the preceding sentence shall not increase Tenant's rights under Section 4.15(c) hereof.

      (b) The Minimum Number of Parking Spaces shall be located as follows: (i) a number of spaces equal to 2 vehicles per 1,000 square feet of the Net Rentable Area of the Leased Premises (such spaces being the "Garage Spaces") shall be located in the Garage and (ii) a number of spaces equal to 1 vehicle per 1,000 square feet of the Net Rentable Area of the Leased Premises shall be located in parking facilities located within the radius identified on Exhibit C.

      (c) Except as expressly provided otherwise in this Section 4.15(c), none of the Garage Spaces will be assigned to Tenant, but Landlord will issue to Tenant the applicable number of parking stickers, each of which will authorize parking in the Garage of a vehicle on which the sticker is displayed, or Landlord will provide a reasonable alternative means of identifying and controlling vehicles authorized to park in the Garage. Landlord may designate the area or areas of the Garage within which each such vehicle may be parked, and Landlord may change such

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

designations from time to time. Landlord may make, modify and enforce rules and regulations relating to the parking of vehicles in the Garage, and Tenant will abide by and cause its agents, employees and invitees to comply with such rules and regulations. Notwithstanding anything to the contrary in this Section 4.15(c), Tenant may elect, by written notice to Landlord of such election and without additional cost, to have up to 10% of the Garage Spaces designated as reserved parking spaces within the Garage for Tenant's exclusive use. In the event Tenant makes such election, Landlord shall, within 60 days of Landlord's receipt of Tenant's election, make available for Tenant's use the applicable number of reserved parking spaces.

      (d) For so long as Transcontinental Gas Pipe Line Corporation or a Transco Related Party shall be the tenant under this Lease there shall be no fee for the Minimum Number of Parking Spaces.

      (e) Landlord shall provide parking for visitors to the Building in an area designated by Landlord and in a capacity determined by Landlord to be appropriate for the Project. Landlord reserves the right to charge and collect a fee for parking in the visitor parking area in an amount determined by Landlord to be appropriate. Landlord, at its sole discretion, may change the designated area for the visitor parking and the fee to be charged for its use. For so long as Transcontinental Gas Pipe Line Corporation or a Transco Related Party shall be the tenant under this Lease, Tenant shall be permitted to purchase a reasonable number of non-exclusive parking privileges for use by Tenant's visitors for parking at the Garage. The cost of such privileges shall be 50% of the cost customarily charged by Landlord (or the operator of the Garage, as applicable) to third parties for such privileges (such discount shall not apply to applicable taxes and other fees imposed by Governmental Authorities).

      (f) At Tenant's election and subject to availability, Landlord shall provide up to 100 additional non-reserved parking spaces in an area reasonably designated by Landlord. The cost of such privileges shall be 50% of the cost customarily charged by Landlord (or the operator of the Garage, as applicable) to third parties for such privileges (such discount shall not apply to applicable taxes and other fees imposed by Governmental Authorities)

                                    ARTICLE 5
                      COVENANTS; MISCELLANEOUS PROVISIONS

      Landlord and Tenant mutually covenant and agree as follows:

      SECTION 5.01 CONDEMNATION

      (a) If the Leased Premises, any portion of the Project or any public access to and from the Leased Premises shall be condemned or conveyed in lieu of condemnation for any public purpose to such an extent as to render at least 50% of the Leased Premises Untenantable, then:

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

                  (i) Tenant may terminate this Lease by notice to Landlord of such election delivered within 120 days after the date upon which Tenant receives written notice of such acquisition or condemnation; and

                  (ii) Landlord may terminate this Lease by notice to Tenant of such election delivered within 120 days after the date upon which Landlord receives written notice of such acquisition or condemnation, provided that Landlord also elects to terminate leases at the Building (including this Lease) affecting at least 75% of the portion of the Net Rentable Area of the Building that is subject to such condemnation or acquisition (excluding any Net Rentable Area leased by Landlord or its Affiliates).

      In addition to the foregoing, Tenant may terminate this Lease by notice to Landlord of such election delivered within 120 days after the date upon which Tenant receives written notice of such acquisition or condemnation if the same will materially deny Tenant's ability to use the Minimum Number of Parking Spaces, unless Landlord designates reasonably comparable substitute parking spaces within 10 Business Days after Landlord's receipt of Tenant's termination notice. If Landlord designates such substitute parking spaces within such 10-Business Day period, then Tenant's termination notice shall be rendered null and void.

      (b) All proceeds from any taking or condemnation of the Leased Premises or any other portion of the Project shall belong to and be paid to Landlord. Tenant shall be permitted to make a separate claim in any condemnation proceeding for the then value of any Tenant's property or Alterations (in each case, only to the extent Tenant has paid for such items) included in such taking and for any moving expenses, provided any such award is in addition to, and does not result in a reduction of, the award made to Landlord.

      (c) The term "Untenantable" means a condition whereby Tenant is not reasonably able to use the Leased Premises or a portion thereof for the conduct of its business in accordance with its customary practices, provided that it shall be an express condition to untenantability that Tenant does in fact not use the portion of the Leased Premises purported to be untenantable for the conduct of its business (provided, that, entering such portion of the Leased Premises for the purpose of retrieving documents or other personal property or otherwise in connection with the relocation of Tenant's operations therein to other space shall not be deemed to constitute use of such space for the purposes of this paragraph).

      SECTION 5.02 DAMAGES FROM CERTAIN CAUSES

      Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, act of terrorism, injunction, riot, strike, insurrection, war, court order, requisition or order of Governmental Authority, or any cause beyond Landlord's reasonable control, or for any other damage (except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents or

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

employees) or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make any such repairs.

      SECTION 5.03 WAIVER OF LANDLORD'S LIEN

      Landlord shall have no lien (whether contractual or statutory) on, or security interest in, any of Tenant's removable personal property (including furniture, trade fixtures and equipment) located in, on or about the Leased Premises or the Project, and Landlord hereby expressly waives and releases any such lien or security interest it may have in such property.

      SECTION 5.04 LANDLORD'S RIGHT TO RELET

      Upon the occurrence of an Event of Default, Landlord shall have the right, but not the obligation, except to the extent required by law, to mitigate its damages or relet same for the remainder of the Term, and if the rent received through reletting does not at least equal the Rent provided for herein, Tenant shall pay and satisfy the deficiency between the amount of the Rent provided for hereunder and that received through reletting, including, but not limited to, the cost of reletting and related commissions, renovating, altering and decorating for a new occupant; provided, however, that if the new lease has a term that extends beyond the then remaining term of this Lease (not including any unexercised renewal or extension terms), Tenant shall only bear an appropriate share of such amounts taking into account, among other things, the term of the new lease versus the remaining term of this Lease and any deficiency between the amount of rent payable under the new lease and the Rent payable under this Lease. Nothing herein shall be construed as in any way denying Landlord the right, upon the occurrence of an Event of Default by Tenant, to treat the same as a material breach and at Landlord's option to terminate this Lease and/or immediately seek recovery for the entire breach of this Lease and any and all damages which Landlord suffers thereby.

      SECTION 5.05 HOLDING OVER

      In the event of holding over by Tenant after expiration or termination of this Lease without the written consent of Landlord, Tenant shall pay as liquidated damages for any month (or any portion thereof) during which Tenant holds over in the Leased Premises after the expiration date or sooner termination of the Term, a sum equal to 150% of the Rent payable under this Lease for the last full calendar month of the Term. No holding over by Tenant after the Term shall be construed to extend this Lease; in the event of any unauthorized holding over, Tenant shall (a) be liable to Landlord for (i) any payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Leased Premises (a "New Tenant") in order to induce such New Tenant not to terminate its lease by reason of the holding over by Tenant, (ii) any postponement of rent that any New Tenant may be entitled to under the under the terms of any lease with such New Tenant by reason of Tenant holding over beyond the Term and (iii) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of Tenant holding over beyond the Term, and (b) indemnify Landlord against

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

all claims for damages by any New Tenant. Any holding over with the consent of Landlord in writing shall thereafter constitute this Lease a lease from month to month.

      SECTION 5.06 FIRE OR OTHER CASUALTY CLAUSE

      (a) In the event of a fire or other casualty to the Leased Premises, Tenant shall promptly give notice thereof to Landlord. If the Leased Premises or the Project (or any portion of any of the foregoing) shall be partially or totally destroyed by fire or other casualty so as to render any portion of the Leased Premises Untenantable (a "Casualty Condition"), the Rent provided for herein shall abate with respect to the portion of the Premises rendered Untenantable for the period commencing on the date of such Casualty Condition until the date upon which the affected portion of Leased Premises is rendered no longer Untenantable.

      (b) In the event of a Casualty Condition, Landlord shall notify Tenant of the date by which Landlord's architect or contractor reasonably and in good faith estimates the restoration of the Leased Premises shall be substantially completed (such notice being the "Restoration Notice"). Landlord shall deliver to Tenant the Restoration Notice upon the earlier to occur of (i) 90 days after the date of such Casualty Condition and (ii) 20 days after the date on which Landlord receives notice from the last applicable Mortgagee and Superior Lessor to provide notice to Landlord of such Mortgagee's or Superior Lessor's instructions regarding restoration (if any such rights exist).

      (c) In the event of a Casualty Condition, and if restoration cannot be substantially completed within 180 days after the date of such Casualty Condition (as reasonably determined by Landlord or Landlord's architect or contractor), then, in each case,

                  (i) Tenant may terminate this Lease by notice to Landlord of such election delivered within 30 days after the date upon which Tenant receives the Restoration Notice; and

                  (ii) Landlord may terminate this Lease by notice to Tenant of such election delivered within 30 days after the date of the Restoration Notice, provided that Landlord also elects to terminate leases at the Building (including this Lease) affecting at least 75% of the portion of the Net Rentable Area of the Building that is affected by such casualty (excluding any Net Rentable Area leased by Landlord or its Affiliates).

      If this Lease is so terminated, the Term shall expire upon the date set forth in Tenant's or Landlord's (as the case may be) notice, which shall not be less than 30 days after such notice is given, and Tenant shall vacate the Leased Premises and surrender the same to Landlord in the condition required hereby (except to the extent such Casualty Condition makes it unfeasible to do so, in which case the Leased Premises shall be returned in its then current condition to such extent) no later than the date set forth in the notice.

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

      (d) In the event of a Casualty Condition and such restoration can be substantially completed within 180 days after the date of such Casualty Condition (as reasonably determined by Landlord or Landlord's architect or contractor) (or this Lease is not terminated by either party under Section 5.06(c)), Landlord shall, subject to the provisions of any applicable Mortgage or Superior Lease, at Landlord's expense, repair the Leased Premises and the Project (as applicable) to substantially the condition existing immediately prior to such damage, provided that (i) Landlord shall have no obligation to repair or restore any (1) Tenant's property or (2) any specialty Alterations. Until such time as the restoration of the Leased Premises is substantially completed or would have been substantially completed but for any delay caused by any Tenant Party, Rent shall abate in accordance with the provisions of Section 5.06(a) commencing on the date of such Casualty Condition.

      (e) If Landlord decides, or is required, to restore the Leased Premises hereunder, Landlord shall commence and prosecute any repair work promptly and with reasonable diligence but shall only be obligated to restore or rebuild the Leased Premises to Building standard condition (including completion of Landlord's ADA Initial Work).

      (f) Notwithstanding anything set forth to the contrary in this Section
506 and in addition to the rights set forth in Section 5.06(c), Tenant may also terminate this Lease by notice to Landlord of such election delivered no later than 30 days after the date upon which Tenant receives the Restoration Notice if
(i) a Casualty Condition occurs during the final 12 months of the Term (after giving effect to all Renewal Terms exercised by Tenant) and (ii) the Leased Premises cannot be substantially completed within 60 days after the date of such Casualty Condition (as reasonably determined by Landlord or Landlord's architect or contractor). In the event Tenant elects to terminate this Lease in accordance with the foregoing, this Lease shall expire on the 30th day after Tenant's delivery of its such termination notice.

      SECTION 5.07 ATTORNEY'S FEE

      (a) In the event Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any rent due, or to become due hereunder or recovery of the possession of the Leased Premises in the hands of an attorney, or files suit upon the same, Tenant agrees to pay Landlord's reasonable attorney's fees.

      (b) In the event Landlord fails to perform any of its obligations contained in this Lease and Tenant is required to commence litigation to obtain such performance, Landlord agrees to pay Tenant's reasonable attorney's fees in the event and to the extent Tenant prevails in such litigation.

      SECTION 5.08 AMENDMENTS

      This Lease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto.

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

      SECTION 5.09 ASSIGNMENT BY LANDLORD

      Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and in such event and upon such transfer to a transferee or assignee who assumes pursuant to a written agreement Landlord's obligations under this Lease to the extent accruing on or after the date of such transfer or assignment (any such transferee to have the benefit of, and be subject to, the provisions of Section 4.14) no further liability or obligation shall thereafter accrue against Landlord hereunder or under any agreement relating to this Lease.

      SECTION 5.10 DEFAULT BY TENANT

      (a) The occurrence of each of the following shall be deemed an "Event of Default" hereunder:

                  (i) if Tenant shall fail to pay when due any installment of
            (i) Base Annual Rental or Base Rooftop Rental Rent and such failure continues for 5 days after Landlord's delivery to Tenant of notice of such non-payment or (ii) Additional Rent and such failure continues for 10 days after Landlord's delivery to Tenant of notice of such non-payment; except that, in each case, in no event shall Landlord be required to provide such notice and opportunity to cure with respect to more than three (3) such defaults during any 12-month period; or

                  (ii) if Tenant shall default in the performance of any of the other covenants or conditions not covered by other clauses in this
            Section 5.10 which Tenant is required to observe and to perform, and such default shall continue for 30 days after written notice thereof given by Landlord to Tenant (which such notice shall specify in reasonable detail the nature of such default); provided, however, if the nature of the default is such that it cannot be cured with the exercise of commercially reasonable efforts within such 30-day period, then (1) Tenant shall have up to 90 days from the date of Landlord's notice to cure such default, provided that Tenant commences such curative action within the initial 30-day period and, thereafter, diligently and continuously proceeds with such curative action using commercially reasonable efforts to so cure such default and (2) subject to the requirements of this subsection, it shall not be deemed an Event of Default hereunder until such additional time has elapsed; or

                  (iii) if Tenant's interest under this Lease shall be levied upon pursuant to execution or other legal process, or if any petition shall be filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure if Tenant be a corporation or other entity and such proceeding is not dismissed or set aside within 60 days after the date of filing

            (except that such 60-day cure period shall not apply if such filing is made by Tenant or any Affiliate of Tenant); or

                  (iv) if Tenant shall be declared insolvent according to law;
            or

                  (v) if Tenant is a corporation, limited partnership or limited liability company and Tenant shall cease to exist as a corporation in good standing under either the laws of the State of Texas or the state of its formation or if Tenant is a partnership or other entity and shall be dissolved or otherwise liquidated; or

                  (vi) if Tenant files a voluntary petition in bankruptcy or insolvency, or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable Legal Requirements, or makes an assignment for the benefit of creditors or seeks or consents to or acquiesces in the appointment of any trustee, receiver, liquidator or other similar official for Tenant or for all or any part of Tenant's property, or

                  (vii) if, (1) within 90 days after the commencement of any proceeding against Tenant, whether by the filing of a petition or otherwise, seeking bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable Legal Requirements, such proceeding shall not have been dismissed, or (2) within 90 days after the appointment of any trustee, receiver, liquidator or other similar official for Tenant or for all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or
            (3) subject to Section 4.13. any lien, execution or attachment or other similar filing shall be made or issued against Tenant or any of Tenant's property pursuant to which the Leased Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant; or

                  (viii) if Tenant shall timely fail to deliver any document required by Section 4.10 or 4.11.

      (b) Upon the occurrence of an Event of Default, Landlord, at Landlord's option, may pursue any one or more of the following described remedies in addition to all other rights and remedies available at law or in equity:

                  (i) Landlord may terminate this Lease and forthwith repossess the Leased Premises and be entitled to recover forthwith as damages a sum of money equal to the total of (1) the cost of recovering the Leased Premises, (2) the unpaid Rent earned at the time of termination, plus interest thereon at the maximum non-usurious rate per annum from the due date until paid, (3) the present value of the balance of the Rent for the remainder of the Term (discounted at 6% per annum) less the fair market rental value of the Leased Premises for said period and (4) any other sum of money and damages owed by Tenant to Landlord.

                  (ii) Landlord may terminate Tenant's right of possession (but not this Lease) and may repossess the Leased Premises by forcible entry of detainer suit or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may, but shall be under no obligation to do so, relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Leased Premises that may be necessary or convenient, and (1) if Landlord shall fail to relet the Leased Premises, or (2) if the same are relet and a sufficient sum shall not be realized from such reletting after paying the unpaid Rent due hereunder plus interest at the maximum non-usurious rate thereon, the cost of recovering possession, and all of the costs and expenses of such decorations, repairs, changes, alterations and additions and the expense of such reletting (provided, however, that if the new lease has a term that extends beyond the then remaining term of this Lease (not including any unexercised renewal or extension terms), Tenant shall only bear an appropriate share of such amounts taking into account, among other things, the term of the new lease versus the remaining term of this Lease and any deficiency between the amount of rent payable under the new lease and the Rent payable under this Lease) and of the collection of the rent accruing therefrom to satisfy the rent provided for in this Lease to be paid, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods, or if the Leased Premises have been relet, the Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 5.10(b) from time to time, and that no delivery to or recovery of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord, nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

                  (iii) Landlord or Landlord's agent may change the door locks of the Leased Premises. In such event, Landlord or its agent shall place a written notice on Tenant's front door stating the name and address or telephone number of the individual or company from which a new key may be obtained. The key may be obtained (1) only during Landlord's regular business hours and (2) only upon payment in full of all delinquent Rent. Landlord may lock out Tenant in the event of any such default without being deemed in any manner guilty of conversion, trespass, eviction, or forcible entry or detainer; without incurring any liability for any damage, claim or cause of action resulting therefrom; and without relinquishing any other right or rights given to Landlord hereunder or by operation of law or in equity. If Landlord shall violate the provisions of this subparagraph, Tenant's sole remedy shall be to recover possession of the Leased Premises and Tenant expressly waives any and all rights and remedies under Section 93.002(g) of the Texas Property Code, as amended. As expressly provided in Section 93.002(h) of the Texas Property Code, the terms and conditions of this subparagraph of the Lease supersede the provisions of said Section 93.002 to the extent of any conflict between the two provisions.

      SECTION 5.10A. TENANT'S REMEDIES FOR LANDLORD'S FAILURE TO PERFORM

            Except as otherwise provided or limited herein, Tenant shall be entitled to pursue any remedies it has in law or in equity for Landlord's failure to perform its obligations hereunder.

      SECTION 5.11 NON-WAIVER

      (a) Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

      (b) Failure of Tenant to assert any failure of Landlord to perform any of Landlord's obligations under this Lease immediately upon the occurrence thereof, or delay in taking any action in connection therewith, shall not waive Tenant's rights in respect thereof, but Tenant shall have the right to assert such failure by Landlord at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

      SECTION 5.12 CASUALTY INSURANCE OF LANDLORD

      (a) Landlord shall maintain, or cause to be maintained, at Landlord's expense (subject to inclusion as an Operating Expense as provided below) a policy or policies of insurance with premiums thereon fully paid in advance, insuring the Project and the building standard improvements against loss or damage by fire or other insurable hazards and contingencies for the full insurable value thereof, or, in the alternative, at Landlord's election, insuring for 80% of the replacement cost thereof (or such greater or lesser amount as shall be required to eliminate operation of coinsurance provisions), exclusive of excavations and foundations; provided, however, that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease and Tenant may keep or maintain in the Leased Premises, or any non-building standard leasehold improvements or alterations that Tenant may make upon the Leased Premises. If the annual premiums charged Landlord for such casualty insurance exceed the standard premium rates because the nature of Tenant's operations result in extra-hazardous or higher than normal risk exposure, then Tenant shall, upon receipt of appropriate premium invoices and reasonable supporting documentation, reimburse Landlord for such increases in premium. Any payments for losses under Landlord's casualty insurance shall be made solely to Landlord (subject to the rights of all applicable Mortgagees and Superior Lessors).

      (b) Landlord (with respect to the Project) shall maintain or cause to be maintained a policy or policies of comprehensive general liability or commercial liability insurance with premiums paid thereon fully paid in advance. Such insurance shall afford minimum protection of not less than $1,000,000 for bodily injury, or death in any one occurrence and not less than $250,000 for property damage in any one occurrence and shall include such coverages and endorsements as Landlord may desire.

      (c) All insurance proceeds payable under Landlord's insurance carried pursuant to this Lease or otherwise shall be payable solely to Landlord, and Tenant shall have no interest therein. The expense for all Landlord's insurance will be an Operating Expense under Section 2.05 of this Lease. If the annual premiums charged Landlord for such casualty insurance exceed the standard premium rates because the nature of Tenant's operations results in extra-hazardous or higher than normal risk exposure, then Tenant shall, upon receipt of appropriate premium invoices, reimburse Landlord for such increases in premium which shall be a portion of Tenant's additional rental. Upon request of Tenant, Landlord shall provide Tenant reasonable evidence that the insurance required to be maintained hereunder by Landlord is in full force and effect.

      (d) All policies required to be carried by Landlord under this Section
5.12. shall be written with financially responsible insurance companies authorized to do business and licensed in Texas having a Best's Insurance Guide (or any successor thereto (or if there be none, an organization having a national reputation)) Rating of "A-" and a "Financial Size Category" of at least "VIII" or, if such ratings are not then in effect, the equivalent thereof.

      SECTION 5.13 TENANT'S INSURANCE

      (a) Tenant shall provide insurance coverage during the Term against loss or damage by fire, other casualty and such other risks (including, but not limited to sprinkler leakage and water damage) as are from time to time included in a standard "all risks" policies for any leasehold improvements, any alterations, Tenant's trade fixtures, furnishings, equipment, and all other items of personal property of Tenant, insuring the full replacement cost or full insurable value thereof, with a deductible not to exceed $2,000,000.

      (b) Tenant shall also maintain (i) worker's compensation, if Tenant is a subscriber thereto or if such insurance is otherwise required to comply with Tenant's obligations to its employees under the law in Texas; and (ii) employer's liability insurance with limits of not less than $500,000 per accident, $500,000 per employee for bodily injury by disease and $500,000 policy limit for bodily injury by disease.

      (c) Tenant (with respect to the Leased Premises and Project) shall maintain or cause to be maintained a policy or policies of commercial liability insurance with (i) contractual liability covering the indemnification provisions contained in this Lease, (ii) broad form property damage liability, and (iii) a severability of interest endorsement. Such policy or policies shall have limits of not less than $1,000,000 combined single limit per occurrence and not less than $2,000,000 in the aggregate for bodily injury, sickness or death, and property damage and umbrella coverage or excess liability insurance of not less than $3,000,000 involving or arising out of use, occupancy, maintenance or condition of the Leased Premises, Building or Project or Tenant's operations, the premiums thereon fully paid in advance. Any general aggregate limit shall apply on a per location basis.

      (d) Tenant shall cause each contractor and subcontractor performing work, on Tenant's behalf, on the Leased Premises to maintain insurance as follows, with such other terms, coverages and insurers, as Landlord shall reasonably require from time to time:

                  (i) Commercial General Liability Insurance, including coverage for contractual liability, completed operations coverage and broad form property damage endorsement, to afford protection with limits, for each occurrence, of not less than $1,000,000 with respect to personal injury, death or property damage.

                  (ii) Worker's compensation or similar insurance in form and amounts required by law, and Employer's Liability with not less than the following limits:

Each Accident              $500,000

Disease-Policy Limit       $500,000

Disease-Each Employee      $500,000

                  (iii) Builder's risk in amounts at least equal to the full value of or cost of the work being done by such contractor.

Such insurance shall contain a waiver of subrogation provision in favor of Landlord, Tenant and all other Additional Insured Parties. Such contractor's insurance shall be primary and not contributory to that carried by Tenant, Landlord and all other Additional Insured Parties. Tenant and Landlord shall each be named as additional insured on such contractor's insurance policies, with the exception of the policy providing workers' compensation insurance. Tenant shall deliver, or cause to be delivered, to Landlord certificates evidencing all required insurance under this subsection (d) no later than five
(5) days prior to the start of any work. Each certificate will provide that the applicable insurance company shall provide 20 days' prior written notice to Tenant, Landlord and all other Additional Insured Parties prior to any cancellation or material modification of such insurance policies. Tenant agrees that Tenant shall not permit any contractor or subcontractor to perform work on the Leased Premises without current evidence of such coverage and Tenant shall be solely responsible for monitoring the insurance for compliance with this Section. Dependent upon the scope of work to be performed at the Leased Premises, Landlord has the right to require increased limits or broader coverages as Landlord reasonably deems appropriate.

      (e) All policies required to be carried by Tenant under this Section 5.13, shall be written with financially responsible insurance companies authorized to do business and licensed in Texas having a Best's Insurance Guide (or any successor thereto (or if there be none, an organization having a national reputation)) Rating of "A-" and a "Financial Size Category" of at least "VIII" or, if such ratings are not then in effect, the equivalent thereof.

      (f) All evidence of insurance provided to Landlord shall provide (i) evidence satisfactory to Landlord that Landlord, Landlord's property manager, all Superior Lessors, all Mortgagees and any other parties whose names shall have been furnished by Landlord to Tenant from time to time and each of their respective partners, shareholders, members, officers, directors, agents and employees (the foregoing parties are collectively referred to herein as the "Additional Insured Parties") are each named as additional insureds (except to the extent not available in respect of worker's compensation insurance), but only to the extent of Tenant's obligations, liabilities and indemnities under this Lease, and where applicable loss payee and (ii) an endorsement whereby the insurer agrees not to cancel or alter the policy without at least 30 days' prior written notice to Landlord and all other Additional Insured Parties. Any deductible or self-insurance provisions under any insurance policies maintained by Tenant shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld.

      (g) If Tenant fails to provide evidence of insurance required by this Lease, prior to commencement of the Term, and at any time during the Term, within 15 days prior to the expiration date of any such coverage, Landlord shall be authorized (but not required) to procure such coverage in the amounts stated with all costs thereof to be charged to Tenant and paid upon written invoice therefor as Additional Rent.

      (h) The certificates evidencing Tenant's insurance required under this Lease (which Tenant shall provide to Landlord prior to the Commencement Date or the expiration date of such particular coverage, as applicable) shall state that
(i) to the extent covered by the particular policy (nothing herein being intended to limit Tenant's obligations to provide such insurance hereunder), the insurance includes the liability assumed by Tenant under this Lease, (ii) Tenant's insurance is primary and that any other insurance available to Landlord or any other of the Additional Insured Parties is excess coverage, but only to the extent of Tenant's obligations, liabilities and indemnities under this Lease, (iii) Landlord and all other Additional Insured Parties are each an additional insured, but only to the extent of Tenant's obligations, liabilities and indemnities under this Lease and where applicable loss payee, and (iv) Landlord and each other Additional Insured Party shall receive written notice from the insurance company 30 days prior to any cancellation or material modification of such policy.

      SECTION 5.14 INDEMNITY; HOLD HARMLESS

      (a) Landlord shall not be liable to any Tenant Party for any injury or damage to person or property caused by any act, omission or negligence of any Tenant Party or any other person entering the Project under the express or implied invitation of Tenant, or arising out of the use of the Leased Premises by Tenant on the conduct of its business thereon, or arising out of any breach or default by Tenant in the performance of any of its obligations under this Lease.

      (b) Tenant shall indemnify, defend, protect and hold harmless all Landlord Parties, Mortgagees and Superior Lessors and each of their respective partners, shareholders, members, officers, directors, employees, agents (including managers) (collectively, "Indemnitees") from and against any and all Losses, resulting from any claims (i) against the Indemnitees arising from any act, omission or negligence of any Tenant Party or any accident, injury or damage whatsoever in or about the Leased Premises (except to the extent caused by or arising out of the negligence or willful misconduct of Landlord, Landlord's agents or employees or any of the Indemnitees) caused to any Person or to the property of any Person and occurring during the Term or during the period of time, if any, prior to the commencement or following the expiration of the Term that any Tenant Party may have been given access to any portion of the Leased ' Premises for the purpose of performing work or otherwise, in or about the Leased Premises and (ii) against the Indemnitees resulting from any breach, violation or nonperformance by Tenant of any covenant, condition or agreement of this Lease (including any breach by Tenant of Section 1.07 or Section 1.08).

      (c) Landlord shall indemnify, defend, protect and hold harmless Tenant and its partners, members, shareholders, directors, officers and employees (collectively, "Tenant Indemnity Parties" from and against any and all Losses, resulting from any claims:

                  (i) against the Tenant Indemnity Parties arising from any act, omission or negligence of any Landlord Party or any accident, injury or damage whatsoever in or about the Project (except to the extent caused by or arising out of the willful misconduct or negligence of any Tenant Party) caused to any Person or to the property of any Person and occurring during the Term; and

                  (ii) against the Tenant Indemnity Parties resulting from any breach, violation or nonperformance by Landlord of any covenant, condition or agreement of this Lease (except that in no event shall Landlord be liable for any consequential or other special damages).

      (d) The term "Losses" means any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof, and including all costs of repairing any damage to the Leased Premises or the Project or the appurtenances of any of the foregoing to which a particular indemnity and hold harmless agreement applies.

      (e) Tenant shall not be liable to any Landlord Party for any Loss caused by any act, omission or negligence of any Landlord Party or arising out of any breach or default by Landlord in the performance of any of its obligations under this Lease.

      (f) Tenant agrees that Tenant shall contractually require all contractors and subcontractors doing any work or activity relating to or in connection with the Leased Premises to indemnify and hold harmless all Landlord Parties under the terms of the indemnity set forth in Section 5.14 (b)

      SECTION 5.15 WAIVER OF SUBROGATION RIGHTS

      NOTWITHSTANDING ANYTHING IN THIS LEASE TO THE CONTRARY, EACH PARTY HEREBY WAIVES ANY AND ALL RIGHTS OF RECOVERY, CLAIM, ACTION OR CAUSE OF ACTION, AGAINST THE OTHER PARTY OR ANY OF THEIR RESPECTIVE PARTNERS, SHAREHOLDERS, MEMBERS, OFFICERS, DIRECTORS, AGENTS OR EMPLOYEES, FOR ANY LOSS OR DAMAGE THAT MAY OCCUR OR RELATE TO THE LEASED PREMISES, OR ANY IMPROVEMENTS THERETO, OR SAID BUILDING OR PROJECT, OR ANY IMPROVEMENTS THERETO, OR ANY PERSONAL PROPERTY OF SUCH PARTY THEREIN, BY REASON OF FIRE, THE ELEMENTS, ANY OTHER CASUALTY OR ANY OTHER CAUSE WHICH ARE REQUIRED TO BE INSURED AGAINST UNDER THE TERMS OF STANDARD FIRE AND EXTENDED COVERAGE INSURANCE POLICIES REQUIRED BY SECTION 5.12 OR 5.13, REGARDLESS OF CAUSE OR ORIGIN, INCLUDING NEGLIGENCE OF SUCH PARTIES, ANY MORTGAGEE, ANY SUPERIOR LESSOR AND EACH OF THEIR RESPECTIVE PARTNERS, SHAREHOLDERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS (INCLUDING BUILDING MANAGERS), AND AGREES THAT NO INSURER UNDER SUCH POLICIES SHALL HOLD ANY RIGHT OF SUBROGATION AGAINST SUCH OTHER PARTY. IT IS THE INTENTION OF BOTH LANDLORD AND TENANT THAT THE WAIVER OF SUBROGATION CONTAINED IN THIS SECTION
5.15 APPLY TO ALL CLAIMS DESCRIBED HEREIN, INCLUDING, WITHOUT LIMITATION, ANY OF THE SAME THAT ARE CAUSED, IN WHOLE OR IN PART, BY LANDLORD, TENANT OR THEIR RESPECTIVE VISITORS, EMPLOYEES, CONTRACTORS, AGENTS OR INVITEES.

      SECTION 5.16 NAME OF BUILDING The Building shall continue to be named "The Williams Tower" until such time as Landlord may decide, in its sole discretion, to change the name of the Building. In the event Landlord decides to change the name of the Building, (i) Landlord shall (A) give Tenant 90 days' prior written notice of its intention to change the name of the Building (upon receipt of such notice Tenant shall cease to use the name of the Building for any purpose other than its mailing address), (B) pay any costs related to changing external graphics on the Building to reflect the change in name, and (C) reimburse Tenant for the costs (not to exceed $10,000) incurred by Tenant internally in connection with the change in name, including updating Tenant's professional stationary and employees business cards, and (ii) Tenant shall have the exclusive use of a monument sign, to be constructed and installed at Tenant's cost and expense, located in front of the Building and similar to the monument signs of other tenants in the Building, subject to Landlord's approval with respect to architectural design, graphics, exact location and size.

      SECTION 5.17 SURVIVAL

      All of Tenant's covenants and obligations contained in this Lease shall survive the expiration or earlier termination of this Lease. No provision of this Lease providing for termination in certain events shall be construed as a limitation or restriction of Landlord's rights and remedies at law or in equity available upon a breach by Tenant of this Lease.

      SECTION 5.18 ENTIRE AGREEMENT

      This Lease and the Schedules and Exhibits attached hereto contain the entire agreement of the parties. No other written or oral promises or representations have been made, and none shall be binding. This Lease supersedes and replaces any previous lease between the parties, including the 1981 Lease and any renewals or extensions thereof (except to the extent of any provisions of the 1981 Lease that expressly survive termination or expiration in accordance with terms thereof). On or prior to the Commencement Date, Tenant shall surrender possession to Landlord of that portion of the space demised to Tenant under the 1981 Lease not included in the Leased Premises in the condition required under the 1981 Lease. Landlord's agents do not and will not have authority to (a) make exceptions, changes or amendments to this Lease or factual representations not expressly contained in this Lease, (b) waive any right, requirement, or provision of this Lease, or (c) release Tenant from all or part of this Lease, unless such action is in writing.

      SECTION 5.19 TIME IS OF THE ESSENCE

      TIME IS OF THE ESSENCE WITH RESPECT TO ALL DATES, DEADLINES AND TIME PERIODS SET FORTH IN THIS LEASE AND ALL PERFORMANCE DUE DATES, TIME SCHEDULES, AND CONDITIONS PRECEDENT TO EXERCISING A RIGHT HEREUNDER SHALL BE STRICTLY ADHERED TO WITHOUT DELAY EXCEPT WHERE OTHERWISE EXPRESSLY PROVIDED.

      SECTION 5.20 FORCE MAJEURE

      (a) If, by reason of Force Majeure, Landlord or Tenant shall be unable to fulfill its obligations under this Lease (other than an obligation that may be satisfied by or upon the payment of money), then such party shall not be deemed in breach of such obligations and shall have no liability therefor (and the same shall not be deemed a constructive eviction) and such party's obligations hereunder shall in no way be affected, impaired or excused (except to the extent prevented by such party's inability to fulfill its obligations hereunder).

      (b) "Force Majeure" means fire, casualty, any strike, lock-out or other labor trouble, governmental preemption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or any failure or defect in the supply, quantity or character of electricity or water furnished to the Leased Premises, by reason of any requirement, act or omission of the utility or others serving the Project with electric energy, steam, oil, gas or water, or for any other reason whether similar or dissimilar, beyond Landlord's reasonable control.

      (c) To the extent commercially feasible, Landlord shall use commercially reasonable efforts to minimize the duration of any delay caused by Force Majeure, except that such obligation shall not require Landlord to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses (other than de minimis amounts). This Section 5.20 shall not impair or adversely affect Tenant's rights under (i)
Section 3.05 or 410. (ii) Section 5.06 with respect to a Casualty Condition or
(ii) Section 5.01 with respect to a condemnation or conveyance in lieu thereof.

      SECTION 5.21 BROKERS

      Tenant hereby warrants and represents that it has not dealt with any other brokers or intermediaries entitled to any compensation in connection with this Lease or Tenant's occupancy of space in the Leased Premises other than the Named Broker, which shall be paid a commission by Landlord pursuant to a separate agreement between Landlord and such broker. Each party hereby agrees to hold the other party, its partners and representatives harmless from any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising from any claim for any commission or other fees by any other broker or agent acting or purporting to have acted on behalf of such party other than the Named Broker.

      SECTION 5.22 NO WARRANTIES

      THE OBLIGATION OF TENANT TO PAY RENT AND PERFORM TENANT'S OTHER COVENANTS AND DUTIES UNDER THIS LEASE ARE INDEPENDENT, UNCONDITIONAL OBLIGATIONS THAT ARE TO BE PERFORMED AT THE TIMES PROVIDED FOR IN THIS LEASE. TENANT WAIVES AND RELINQUISHES ALL RIGHTS TO CLAIM ANY NATURE OF LIEN AGAINST RENT. TENANT WAIVES AND RELINQUISHES ANY RIGHT TO ASSERT THAT LANDLORD IS BOUND TO PERFORM (OR IS LIABLE FOR NONPERFORMANCE OF) ANY IMPLIED COVENANTS OR DUTIES OF LANDLORD THAT ARE NOT STATED IN THIS LEASE. TENANT WAIVES ANY IMPLIED WARRANTY BY LANDLORD THAT THE LEASED PREMISES ARE SUITABLE FOR THEIR INTENDED COMMERCIAL PURPOSE, AND ACKNOWLEDGES THAT TENANT'S OBLIGATIONS ARE INDEPENDENT OF ANY SUCH IMPLIED WARRANTY AND OF ALL OTHER COVENANTS AND OBLIGATIONS OF LANDLORD. TENANT AGREES THAT LANDLORD WILL INCUR NO LIABILITY TO TENANT DUE TO ANY APPARENT OR LATENT DEFECT IN THE LEASED PREMISES. LANDLORD MAKES NO EXPRESS OR IMPLIED WARRANTY REGARDING THE CONDITION OF THE LEASED PREMISES. NEITHER LANDLORD NOR TENANT SHALL BE LIABLE UNDER THIS LEASE FOR ANY PUNITIVE, CONSEQUENTIAL, OR SPECIAL DAMAGES.

      SECTION 5.23 NOTICES

      All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered, (ii) on the Business Day immediately after the date delivered to a nationally recognized overnight courier for overnight delivery or (iii) on the third Business Day immediately after the date deposited in the United States mail, certified or registered, postage prepaid, in each case, addressed to the party to be notified if to Landlord to the addresses set forth in Schedule 1, or if to Tenant to the addresses set forth in Schedule 1, or to such other place as the party to be notified may from time to time designate upon at least 15 days prior notice to the notifying party.

      SECTION 5.24 SEVERABILITY

      If any term or provision of this Lease, or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

      SECTION 5.25 AUTHORITY

      (a) Tenant represents and warrants to Landlord that (i) Tenant is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, (ii) Tenant is authorized to do business in the State of Texas, (iii) that the person executing this Lease on behalf of Tenant was authorized to do so, (iv) all consents or approvals required from third parties (including its Board of Directors) for the execution, delivery and performance of this Lease have been obtained and (v) upon request of Landlord, Tenant will deliver to Landlord evidence of such person's authority to execute and deliver this Lease on behalf of Tenant.

      (b) Landlord represents and warrants to Tenant that (i) Landlord is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Texas, (ii) that the person executing this Lease on behalf of Landlord was authorized to do so, (iii) all consents or approvals required from third parties for the execution, delivery and performance of this Lease have been obtained and (iv) upon request of Tenant, Landlord will deliver to Tenant evidence of such person's authority to execute and deliver this Lease on behalf of Landlord.

      SECTION 5.26 MUTUAL WAIVERS OF JURY TRIAL AND CERTAIN DAMAGES

      TENANT AND LANDLORD EACH HEREBY EXPRESSLY, IRREVOCABLY, FULLY AND FOREVER RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHT TO TRIAL BY JURY AND ALL RIGHT TO RECEIVE PUNITIVE, EXEMPLARY AND CONSEQUENTIAL DAMAGES FROM THE OTHER (OR ANY PAST, PRESENT OR FUTURE BOARD MEMBER, TRUSTEE, DIRECTOR, OFFICER, EMPLOYEE, AGENT,

REPRESENTATIVE, OR ADVISOR OF THE OTHER) IN ANY CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR CAUSE OF ACTION IN WHICH THE TENANT AND LANDLORD ARE PARTIES, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS: (I) THIS LEASE;
(II) ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS LEASE; (III) ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS LEASE; (IV) THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS LEASE; OR (V) THE ENFORCEMENT OF THIS LEASE. TENANT AND LANDLORD EACH AGREES THAT THIS LEASE CONSTITUTES WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION AND AGREES THAT TENANT AND LANDLORD EACH SHALL HAVE THE RIGHT AT ANY TIME TO FILE THIS LEASE WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION MAY BE PENDING AS STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY IN ACCORDANCE WITH RULES AND PROCEDURES OF ANY COURT.

      SECTION 5.27 BINDING EFFECT

      This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord, and shall be binding upon and inure to the benefit of Tenant, its successors and permitted assigns. The pronouns of any gender shall include the other genders, and either the singular or the plural shall include the other.

      SECTION 5.28 CUMULATIVE

         All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law unless expressly stated herein to the contrary; and this Lease is a Texas contract, and all of the terms hereof shall be construed according to the laws of the State of Texas.

                                   ARTICLE 6
                                RENEWAL OPTIONS

         SECTION 6.01   RENEWAL OPTIONS; EXERCISE OF OPTIONS

      (a) Tenant shall have the option to renew this Lease for three (3) successive renewal terms of five (5) years each (each a "Renewal Term" and collectively the "Renewal Terms") with respect to any portion of the Leased Premises that, on either the date of Tenant's Renewal Notice or the commencement date of the applicable Renewal Term, (i) has not been subleased to any Person (other than (any successor by merger, consolidation or purchaser of substantially all of the assets of Transcontinental Gas Pipe Line Corporation, in each case, as expressly permitted hereunder, collectively, a "Transco Related Party") and (ii) does not constitute any portion of a floor of the Leased Premises of which more than 50% of the Net Rentable Area has been subleased to any Person (other than a Transco Related Party). The Renewal Terms shall be for the following terms (unless this Lease or either of the Renewal Terms shall sooner terminate pursuant to any of the terms of this Lease or otherwise):

                  (i) the first renewal term (the "First Renewal Term") shall commence at 12:00 A.M. C.S.T. on April 1,2014 and end at 11:59 P.M. C.S.T. on March 31, 2019;

                  (ii) the second renewal term (the "Second Renewal Term") shall commence at 12:00 A.M. C.S.T. on April 1, 2019 and end at 11:59 P.M. C.S.T. on March 31, 2024; and

                  (iii) the third renewal term (the "Third Renewal Term") shall commence at 12:00 A.M. C.S.T. on April 1, 2024 and end at 11:59 P.M. C.S.T. on March 31,2029.

      (b) In the event Tenant desires to exercise any renewal right set forth in
Section 6.01 (a), Tenant shall exercise such right by written notice (the "Renewal Notice") of such election delivered to Landlord as follows (TIME SHALL BE OF THE ESSENCE WITH RESPECT TO THE FOLLOWING DATES):

                  (i) not earlier than March 31, 2012 and not later than
            September 30, 2012 with respect to the First Renewal Term;

                  (ii) not earlier than March 31, 2017 and not later than
            September 30, 2017, with respect to the Second Renewal Term; and

                  (iii) not earlier than March 31, 2022 and not later than
            September 30, 2022, with respect to the Third Renewal Term.

      (c) Tenant's failure to timely exercise its renewal right as provided in this Section 6.01 shall render any subsequent attempted exercise void and of no effect, any principles of law to the contrary notwithstanding. Tenant shall not be permitted to renew this Lease for the Second Renewal Term unless this Lease has been renewed for the First Renewal Term and Tenant shall not be permitted to renew this Lease for the Third Renewal Term unless this Lease has been renewed for the Second Renewal Term, in each case, in accordance with the terms of this Lease. In addition, Tenant shall have no right to exercise its option to renew this Lease, and any attempted exercise shall be void and of no effect, if:

                  (i) Tenant has delivered the Termination Notice;

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

                  (ii) Tenant shall be in default hereunder beyond the
            expiration of any applicable notice and grace period on either the date of Tenant's delivery of the Renewal Notice or the commencement date of the applicable Renewal Term; or

                  (iii) this Lease shall not be in full force and effect on
            either the date of Tenant's delivery of the Renewal Notice or the commencement date of the applicable Renewal Term.

      SECTION 6.02 TERMS OF RENEWAL TERM

      (a) Each Renewal Term shall be upon all of the terms and conditions of this Lease, except that:

                  (i) the Base Rental payable during each Renewal Term shall be as follows:

                  (1) for the First Renewal Term, an annual rate per Net Rentable Area of the Leased Premises equal to 95% of the Market Rental as of the first day of the First Renewal Term (which such amount shall include escalations during the First Renewal Term);

                  (2) for the Second Renewal Term, an annual rate per Net Rentable Area of the Leased Premises equal to the Market Rental as of the first day of the Second Renewal Term (which such amount shall include escalations during the Second Renewal Term); and

                  (3) for the Third Renewal Term, an annual rate per Net Rentable Area of the Leased Premises equal to the Market Rental as of the first day of the Third Renewal Term (which such amount shall include escalations during the Third Renewal Term).

                  (ii) the Leased Premises shall be delivered in its then
            existing condition (on an "AS IS" basis) at the time the applicable Renewal Term commences; and

                  (iii) there shall be no further option to renew beyond the expiration of the Third Renewal Term.

            (b) (i) The Market Rental shall be determined by Landlord by notice (the "Market Rental Notice") delivered to Tenant not later than 60 days after Landlord's receipt of Tenant's Renewal Notice or, if Tenant shall dispute Landlord's determination by notice ("Tenant's Dispute Notice"') delivered to Landlord not later than 30 days after Tenant's receipt of the Market Rental Notice, then such value shall be determined in by arbitration as provided in Section 6.03. Landlord's determination of the Market Rental as set forth in the Market Rental Notice shall be deemed conclusive and binding upon Tenant if Tenant fails to deliver Tenant's Dispute Notice within such 30-day period, unless within such 30-day period, Tenant delivers notice to Landlord revoking Tenant's Renewal Notice, in which case, the Tenant Renewal Notice shall be deemed revoked and Tenant shall have no further renewal rights under this Article.

                  (ii) If arbitration concerning the Market Rental shall not be concluded before the commencement of the applicable Renewal Term, then Tenant shall pay Base Rental to Landlord from and after the commencement of the applicable Renewal Term as specified in the Market Rental Notice. If the Market Rental as determined by arbitration is greater than or less than that specified in the Market Rental Notice, then an adjustment required to correct the amount previously paid on account of Base Rental shall be made by the appropriate party within 30 days after the arbitration determination, plus interest thereon at an annual rate equal to the lesser of (1) the Base Rate and (2) the highest rate permitted at law, calculated from the date when the same was due or paid, as the case may be, to the date when the same is paid or refunded, as the case may be.

      (c) "Market Rental" means the annual fair market rental value per Net Rentable Area (determined on a "net" lease basis) of the Leased Premises at the commencement of the applicable Renewal Term for a term equal to the applicable Renewal Term, based on comparable space in Comparable Buildings for similar sized space in recent transactions, taking into account all relevant factors, including the following:

                  (i) the location, quality and age of the Building;

                  (ii) size and location of the Leased Premises;

                  (iii) the Leased Premises shall be considered given the extent of leasehold improvements existing at such time based upon the "AS-IS" condition existing as of the commencement of the applicable Renewal Term;

                  (iv) rental abatements, lease takeover/assumption, moving
            expenses, tenant finish allowances and other concessions;

                  (v) term of the applicable Renewal Term;

                  (vi) all of Landlord's services provided for in this Lease;

                  (vii) the parties' rights and obligations under this Lease
            (including the fact that Base Rental payable under this Lease is paid on a net basis);

                  (viii) creditworthiness of Tenant (Tenant shall deliver to
            Landlord all relevant financial statements reasonably requested by Landlord necessary for Landlord to determine the creditworthiness of Tenant in connection with the foregoing);

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

                  (ix) the period during which such rent is to become effective;
            and

                  (x) the assumption that Landlord has an obligation to pay a market leasing brokerage commission in connection with Tenant's renewal of this Lease for the applicable Renewal Term (regardless of whether Landlord has any obligation to actually pay any such commission).

      For the purposes of this Section 6.02(c) only, the term "similar sized space" shall mean space constituting at least 60,000 net rentable square feet.

      SECTION 6.03 ARBITRATION

      If Tenant delivers Tenant's Dispute Notice within the 30-day period set forth in Section 6.02(b)(i), then in such case, the Market Rental shall be determined by arbitration before a single arbitrator in accordance with the following:

      (a) For the 20-day period immediately after delivery of Tenant's Dispute Notice, Landlord and Tenant shall negotiate, in good faith, to select a mutually agreeable arbitrator. If Landlord and Tenant fail to agree on an arbitrator within such 20-day period, Landlord shall, on behalf of the parties, promptly request the AAA appoint an arbitrator for the purposes set forth herein. The AAA shall be instructed to appoint, as arbitrator, an individual with the following qualifications: licensed commercial real estate broker; ten (10) years' current and active experience in the business of leasing commercial real estate in Comparable Buildings; generally recognized competence in the representation of landlords or tenants in commercial leasing transactions in Comparable Buildings, Texas; and such individual has never been a direct or indirect employee, Affiliate or agent of either Landlord or Tenant. The AAA shall be instructed to appoint such arbitrator (i) in accordance with the AAA's standard procedures governing the selection of an arbitrator on behalf of arbitrating parties and
(ii) within 20 days after Landlord's request therefor. The arbitrator selected by the AAA shall be binding upon Landlord and Tenant.

      (b) Landlord and Tenant shall each submit to the arbitrator, in writing, each party's good faith determination of the Market Rental of the Leased Premises.

      (c) The arbitrator shall select one of the good faith determinations submitted by the parties pursuant to subsection (b) as the one which, in the arbitrator's reasonable and professional judgment, is the most accurate determination of the Market Rental of the Leased Premises, and the arbitrator's choice shall be final and binding upon the parties.

      (d) The arbitrator shall render its decision within 45 days after the date of appointment.

      (e) The decision by the arbitrator shall be final, binding and conclusive and shall be non-appealable and enforceable in any court having jurisdiction. All hearings and proceedings held by the arbitrator shall take place in Houston, Texas.

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

      (f) The dispute resolution procedures set forth in this Section 6.03 shall be governed by the Commercial Rules of the American Arbitration Association, subject to the Texas General Arbitration Act to the extent such act is applicable to such procedures.

      (g) The fees and expenses of the arbitrator shall be paid by Tenant in the event the arbitrator shall select Landlord's good faith determination as the most accurate determination of the Market Rental of the Leased Premises. The fees and expenses of the arbitrator shall be paid by Landlord in the event the arbitrator shall select Tenant's good faith determination as the most accurate determination of the Market Rental of the Leased Premises. Landlord and Tenant shall each pay the fees and expenses of their respective consultants and attorneys and all other expenses incurred by such party in connection with the arbitration.

                                    ARTICLE 7
                              RIGHT OF FIRST OFFER

      SECTION 7.01 RIGHT OF FIRST OFFER

      For so long as Transcontinental Gas Pipe Line Corporation or a Transco Related Party shall be the tenant under this Lease, Tenant shall have a right of first offer to lease space in the Building on Level 8, Level 18 and Level 19 (each a "ROFO Space") in accordance with the terms of this Article. Tenant's rights hereunder in respect of each ROFO Space shall be subject and subordinate to the pre-existing rights of all existing tenants at the Building (i.e. tenants at the Building as of the date of this Lease).

      SECTION 7.02 PROCEDURE

            (a) In the event that Landlord desires to lease any of the ROFO Space, Landlord shall deliver a notice (the "ROFO Notice") to Tenant setting forth the terms and conditions upon which Landlord is willing to lease the applicable ROFO Space to Tenant, which such terms and conditions shall reflect a base rental equal to the greater of (i) the applicable Base Rental payable hereunder in respect of the Leased Premises during the same period for which the ROFO Space is proposed to be leased to Tenant and (ii) an annual rate per Net Rentable Area of the applicable ROFO Space equal to the Market Rental as of the first day of the commencement of the term for the leasing of the applicable ROFO Space (which such amount shall include escalations during the applicable term). Landlord's ROFO Notice shall include Landlord's determination ("Landlord's Determination") of the Market Rental for the applicable ROFO Space.

            (b) For the 30-day period (the "ROFO Period") immediately following Landlord's delivery of the ROFO Notice, Tenant shall have the exclusive right to negotiate with Landlord for the leasing of the applicable ROFO Space. Landlord and Tenant shall negotiate in good faith during the ROFO Period for the leasing of the applicable ROFO Space. Subject to Tenant's right to dispute Landlord's Determination in accordance with Section 7.03, if prior to the expiration of the ROFO Period, Landlord and Tenant have reached a definitive agreement on all of the terms and conditions upon which the parties are willing to enter into a lease for the applicable ROFO Space, Landlord and Tenant shall, within the ROFO Period, enter into a lease (or an amendment to this Lease) setting forth such terms (subject to final determination of the Market Rental pursuant to Section 7.03, if applicable). The parties acknowledge, that it is their intention that the terms and conditions of the leasing of the ROFO Space be on substantially the same terms and conditions of this Lease, except with respect to (i) the base rental, which shall be determined as set forth in Section 7.02(a), (ii) those terms and conditions which, by their nature, shall not apply and (iii) to the extent as may be otherwise agreed between the parties within the ROFO Period.

            (c) If Landlord and Tenant are unable to reach a definitive agreement prior to the expiration of the ROFO Period upon which the parties are willing to enter into a lease for the applicable ROFO Space, then upon the expiration of the ROFO Period (i) Landlord shall be free to lease the applicable ROFO Space to any Person upon any terms that Landlord may desire. It is the intent of Landlord and Tenant that Tenant have a continuing right of first opportunity to lease the ROFO Space, subject to the terms and conditions set forth in this Section 7.02.

      SECTION 7.03 DETERMINATION OF MARKET RENTAL

            (a) If prior to the expiration of the ROFO Period Landlord and Tenant reach a definitive agreement on all of the terms and conditions upon which the parties are willing to enter into a lease for the applicable ROFO Space except that Tenant, in good faith, disputes Landlord's Determination, then Tenant shall notify Landlord of such dispute prior to the expiration of the ROFO Period. In the event Tenant fails to dispute Landlord's Determination prior to the expiration of the ROFO Period, Landlord's Determination shall be deemed conclusive and binding upon Tenant.

            (b) In the event Tenant timely disputes Landlord's Determination in accordance with subsection (a), the Market Rental shall be determined in accordance with the arbitration procedure and terms and provisions set forth in Section 6.03.

            (c) If arbitration concerning the Market Rental shall not be concluded before the commencement of the term for the applicable ROFO Space, then Tenant shall pay Base Rental to Landlord from and after the commencement of the applicable term with respect to the leasing of the applicable ROFO Space to Tenant as specified in Landlord's Determination. If the Market Rental as determined by arbitration is greater than or less than that specified in Landlord's Determination, then an adjustment required to correct the amount previously paid on account of Base Rental shall be made by the appropriate party within 30 days after the arbitration determination, plus interest thereon at an annual rate the lesser of (1) the Base Rate and (2) the highest rate permitted at law, calculated from the date when the same was due or paid, as the case may be, to the date when the same is paid or refunded, as the case may be.

      SECTION 7.04 ADDITIONAL CONDITIONS

      Tenant's rights under this Article with respect to any particular ROFO Space shall be null and void, if at either the time of Landlord's delivery of the ROFO Notice with respect to such ROFO Space or upon the commencement of the term for such ROFO Space, either (i) this Lease shall not be in full force and effect or (ii) there shall exist a Material Event of Default.

      SECTION 7.05 TIME OF THE ESSENCE

      TIME SHALL DE OF THE ESSENCE WITH RESPECT TO ALL TIME PERIODS SET FORTH IN THIS ARTICLE.

                                   ARTICLE 8
                             RIGHT OF FIRST REFUSAL

      SECTION 8.01 RIGHT OF FIRST REFUSAL

      In addition to Tenant's rights under Article 7 and For so long as Transcontinental Gas Pipe Line Corporation or a Transco Related Party shall be the tenant under this Lease, Tenant shall have an on-going right of first refusal (the "ROFR") to lease available space in the Building on Level 8, 18 and Level 19 at such time (collectively, the "ROFR Space") in accordance with the terms of this Article. Tenant's ROFR hereunder shall be subject and subordinate to the currently pre-existing rights of all currently existing tenants at the Building (i.e. tenants at the Building as of the date of this Lease).

      SECTION 8.02 CONDITIONS

      Tenant's ROFR rights under this Article with respect to any particular ROFR Space shall be null and void, if at either the time of Tenant's acceptance of the ROFR Offer with respect to such ROFR Space or upon the commencement of the term for such ROFR Space, either (i) this Lease shall not be in full force and effect or (ii) there shall exist a Material Event of Default.

      SECTION 8.03 APPLICABLE TERMS FOR RIGHT OF FIRST REFUSAL

      If at any time during the Term Landlord shall receive a bona fide offer (a "ROFR Offer") from a third-party to lease any of the ROFR Space, which offer Landlord shall desire to accept, Landlord shall promptly deliver to Tenant a true, correct and complete copy of such offer, and Tenant may, within 10 Business Days thereafter, irrevocably elect to lease such ROFR Space on the same terms (without any variation whatsoever) as those set forth in such offer. If Tenant shall not accept such offer within such 10-Business Day period, Landlord shall be permitted to lease the applicable ROFR Space to any Person upon terms and conditions no more favorable to the tenant than those offered to Tenant in the ROFR Offer (or in a subsequent ROFR Offer with respect to such ROFR Space). If Tenant shall exercise the ROFR to lease the applicable ROFR Space in accordance with the foregoing, Tenant shall, within 30 days, enter into an amendment to this Lease effectuating the leasing of the ROFR Space on the agreed terms. The failure of Tenant to enter into an amendment to this Lease in accordance with the foregoing shall constitute an irrevocable waiver by Tenant of the ROFR in respect of the applicable ROFR Offer. If (a) Landlord does not lease the applicable ROFR Space on terms and conditions no more favorable to the tenant that those offered to Tenant in the ROFR Offer within 180 days after the expiration of the ROFR Period or (b) Landlord does lease the ROFR Space and such space subsequently becomes available for lease, then, in each case, Tenant's right of first refusal under this Article shall again be applicable to such space on the terms and conditions set forth in this Section 8.03. It is the intent of the parties that Tenant has a continuing right of first refusal to lease the ROFR Space during the Term, subject to the terms and conditions set forth in this Section 8.03.

      SECTION 8.04 TIME OF THE ESSENCE

      TIME SHALL BE OF THE ESSENCE WITH RESPECT TO ALL TIME PERIODS SET FORTH IN THIS ARTICLE.

                                    ARTICLE 9
                                CLUB MEMBERSHIPS

      Landlord shall arrange for ten (10) memberships to the University Club located within the Galleria Complex to be issued to Tenant for use by Tenant's designated employees. Landlord shall pay for all initiation fees associated with such memberships and Tenant shall pay for (i) all other costs and dues associated with such memberships and (ii) all charges for goods and services provided to the users of such memberships.

      THIS LEASE IS NOT TO BE CONSTRUED AS BINDING UPON LANDLORD OR TENANT UNTIL THE SAME IS EXECUTED BY LANDLORD'S AND TENANT'S AUTHORIZED REPRESENTATIVES IN THE SPACE PROVIDED BELOW.

                        (SIGNATURES APPEAR ON NEXT PAGE)

      IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of the date written above.

LANDLORD                                     TENANT

TRANSCO TOWER LIMITED, a Texas               TRANS CONTINENTAL GAS PIPE LINE
limited partnership                          CORPORATION, a Delaware corporation

BY:   McCue Street Investors LLC, a
      Delaware limited liability company,    By /s/ J. D. Whuenant
      its  general partner                      -----------------------------
                                             Name: J. D. Whuenant
                                             Title: Senior Vice President

      By ________________________________
      Name:
      Title:

      By ________________________________
      Name:
      Title:

                                   SCHEDULE 1

                                   DEFINITIONS

      The following terms shall have the meanings set forth opposite such term for the purposes of this Lease:

"1981 Lease"             has the meaning given in Section 1.05.

"AAA"                    has the meaning given in Section 2.05(d)(iii)(l).

"Actual Cost"            means Landlord's actual, verifiable out-of-pocket
                         costs, with no internal administrative fee or charge added thereto.

"Actual Operating        has the meaning given in Section 2.05(a).
Expenses"

"Addresses for Notices"  (i)  If to Landlord:

                              Transco Tower Limited
                              2800 Post Oak Boulevard
                              Houston, Texas 77056
                              Attention: Property Manager

                              together with a copy sent in the manner
                              required by Section 5.23 to each of:

                              Transco Tower Limited
                              c/o Fosterlane Management Corporation
                              3715 Northside Parkway
                              400 Northcreek, Suite 700
                              Atlanta, Georgia 30327
                              Attention: Vice President

                              and

                              Shearman & Sterling LLP
                              599 Lexington Avenue
                              New York, New York 10022
                              Attention: Real Estate Notices/CMS 3724/202

                         (ii) If to Tenant:

                              TRANSCONTINENTAL GAS PIPE LINE CORPORATION
                              Williams Tower
                              2800 Post Oak Boulevard

                                   Suite 1200
                                   Houston Texas 77056
                                   Attention: Douglas Whisenant, President

                                   together with a copy sent in the manner
                                   required by Section 5.23 to:

                                   The Williams Companies, Inc.
                                   One Williams Center
                                   Suite 1800
                                   Tulsa, Oklahoma 74172
                                   Attention: George Shahadi

                                   and

                                   Fulbright & Jaworski LLP
                                   1301 McKinney, Suite 5100
                                   Houston, Texas 77010
                                   Attention: Kent Newsome, Esq.

"Additional Insured                has the meaning given in Section 5.23(f).
Parties"

"Additional Rent"                  means, collectively, any and all sums being
                                   due under this Lease other than Base Annual
                                   Rental including, without limitation,
                                   Tenant's Share of Forecast Operating
                                   Expenses and Tenant's Share of Actual
                                   Operating Expenses as set forth in
                                   Section 2.05.

"Affiliate"                        means, as to any Person, any other Person
                                   that, directly or indirectly through one or more intermediaries or otherwise, Controls
                                   (as hereinafter defined), is Controlled by, or is under common Control with, such Person, including, as to Landlord and Tenant, any Person controlling or controlled by or under common control with any general partner of Landlord or Tenant, as the case may be.

"Alterations"                      has the meaning given in Section 4.05(a).

"Audit Arbitration                 has the meaning given in Section 2.05(d)
Election Notice"                   (iii).

"Base Annual Rental" .             means the amounts set forth on Schedule 2.

"Base Rate"                        means the annual rate of interest publicly
                                   announced from time to time by JPMorgan
                                   Chase Bank, or its successor, in New York, New York as its "base rate" (or such other term as may be used by JPMorgan Chase Bank, from time to time, for the rate presently referred to as its "base rate").

"Base Rental"                      has the meaning given in Section 2.03(a).

"Base Rental Credit"               has the meaning given in Section 2.03(b).

"Base Rooftop Rental"              means the amounts set forth on Schedule 6.

"Building"                         means the building known, as of the date
                                   hereof, as Williams Tower situated on the Land (as hereinafter defined) and located at 2800 Post Oak Boulevard, Houston,
                                   Harris County, Texas 77056.

"Building Standard                 means a day other than (i) Sunday, (ii) New
 Days"                             Year's Day, Memorial Day, Independence Day,
                                   Labor Day, Thanksgiving Day,Christmas Day,
                                   (iii) a day on which commercial banks in Houston, Texas are authorized or required by law to close or (iv) holidays designated by any labor union governing employees involved in the management, operation or maintenance of the Project.

"Building Standard                 means the hours between 7:00 A.M. C.S.T. and
  Hours"                           6:00 P.M. C.S.T. on Mondays through Fridays
                                   and between 7:00 A.M. C.S.T. and 1:00 P.M.
                                   C.S.T. on Saturdays.

"Building Standard Rated            has the meaning given in Section 3.01(c).
 Electrical Design Load"

"Business Days"                    means days which are not (i) Saturdays,
                                   (ii) Sundays,(iii) a day on which commercial banks in Houston, Texas are authorized or required by law to close or (iv) holidays designated by any labor union governing employees involved in the management, operation or maintenance of the Project.

"Casualty Condition"               has the meaning given in Section 5.06(a).

"Code"                             has the meaning given in Section 5.03.

"Commencement Date"                means March 30, 2004.

"common areas"                     has the meaning given in Section 1.02.

"Comparable Buildings"             means office buildings substantially
                                   comparable to the Building (including with respect to age, condition and amenities) located in the Galleria/West Loop area, the Greenway Plaza area or the Southwest
                                   Freeway corridor of Houston, Texas.

"Contraction Date"                 has the meaning given in Section 1.03(a).

"Contraction Notice"               has the meaning given in Section 1.03(a).

"Contraction Payment"              has the meaning given in Section 1.03(b).

"Contracted Portion of the Leased has the meaning given in Section 1.03(a). Premises"

"Control"                          means the possession, direct or indirect,
                                   of the power to direct or cause the
                                   direction of the management of such
                                   controlled Person; the ownership, directly or indirectly, of at least 51% of the voting interest of such controlled Person; or the possession of the right to vote in the ordinary direction of its affairs of at least 51% of the voting interest in such controlled Person.

"Decorative Alterations"           has the meaning given in Section 4.05(e).

"Dispute Notice"                   has the meaning given in Section 2.05(d)
                                   (iii).

"Essential Services"               has the meaning given in Section 3.02(a).

"extra areas"                      has the meaning given in Section 1.02.

"First Renewal Term"               has the meaning given in Section 6.01(a)(i).

"Force Majeure"                    has the meaning given in Section 5.20(b).

"Garage" means the parking garage and parking facilities situated on the Land (together with any additional parking garage or parking facilities constructed on the land situated within the radius depicted on Exhibit C for use in connection with the Building).

"Garage Spaces"                    has the meaning given in Section 4.15(b).

"General Contractor"               has the meaning given in Schedule 4.

"Governmental Authority            means the United States of America, the City
(Authorities)"                     of Houston, the County of Harris or the State
                                   of Texas, or any political subdivision,
                                   agency, department, commission, board, bureau or instrumentality of any of the foregoing, or any landmarks preservation agency(or other entity designated or accepted for such purpose by any Governmental Authority or landmarks preservation agency), now existing or hereafter created, having jurisdiction over the Project or any portion thereof or the curbs, sidewalks, and areas adjacent thereto.

"Hazardous Substance"              has the meaning given in Section 4.07(b).

"Indemnitees"                      has the meaning given in Section 5.14(b).

"Initial Improvements"             has the meaning given in Section 4.12.

"Land"                             means the land particularly described
                                   by metes and bounds on Exhibit 3 attached hereto and made a part hereof, together with all additional land acquired or leased by Landlord for use in connection with the Project.

"Landlord"                         has the meaning given in the Preamble.

"Landlord's ADA Initial Work"      has the meaning given in Section 4.07(d).

"Landlord's                        has the meaning given in Section 4.04(b)
Assignment/Subletting
Response"             .

"Landlord's                        has the meaning given in Section 7.02(a).
Determination"

"Landlord's Operating              has the meaning given in Section 2.05(d)(ii).
Expense Statement"

"Landlord Party" and               have the meanings given in Section 4.07(b).
"Landlord Parties"

"Lease"                            has the meaning given in the Preamble.

"Leased Premises"                  means approximately 217,595 square feet of
                                   Net Rentable Area (as defined in Section
                                   1.02), constituting the following space in the Building (which such space is shown on the floor plans attached as Exhibit A):

                                        (a)  approximately 1,448 square feet
                                             of Net Rentable Area on Level B2;

                                        (b)  approximately 4,817 square feet
                                             of Net Rentable Area on Level B1;

                                        (c)  approximately 1,107 square feet
                                             of Net Rentable Area on Level 2;

                                        (d)  approximately 12,081 square feet
                                             of Net Rentable Area on

                                      Level 3;

                          (e) approximately 21,954 square feet of Net Rentable
                              Area on Level 9;

                          (f) approximately 21,968 square feet of Net Rentable
                              Area on Level 10;

                          (g) approximately 21,968 square feet of Net Rentable
                              Area on Level 11;

                          (h) approximately 21,968 square feet of Net Rentable
                              Area on Level 12;

                          (i) approximately 21,968 square feet of Net Rentable
                              Area on Level 13;

                          (j) approximately 21,968 square feet of Net Rentable
                              Area on Level 14;

                          (k) approximately 21,974 square feet of Net Rentable
                              Area on Level 15;

                          (l) approximately 21,985 square feet of Net Rentable
                              Area on Level 16;

                          (m) approximately 21,985 square feet of Net Rentable
                              Area on Level 17; and

                          (n) approximately 404 square feet of Net Rentable Area
                              on Level 65.

 "Legal Requirements"   has the meaning set forth in Section 4.07(a).

 "Losses"               has the meaning given in Section 5.14(c).

 "Market Rental"        has the meaning given in Section 6.02(c).

 "Material Event of     has the meaning given in Section 2.03(b)(ii).
 Default"

 "Market Rental Notice" has the meaning given in Section 6.02(b)(i).

 "Minimum Number of     means right to park up to 3 vehicles per 1,000
 Parking Spaces"        square feet of the Net Rentable Area of the Leased
                        Premises (which shall initially mean 653 vehicles, i.e., 217,595 square feet divided by 1,000 multiplied by 3).

"Mortgagee"                   has the meaning given in Section 4.10(a).

"Named Broker"                means, collectively, Hines Interests Limited
                              Partnership and Staubach-Houston, Ltd.

 "Net Rentable Area (as       means approximately 217,595 square feet. Landlord
defined in Section 1.02)      and Tenant acknowledge that the Net Rentable Area
 of the Leased Premises"      of the Leased Premises includes an allocation of
                              common area on the floors on which the Leased
                              Premises are located and other areas not leased or held for lease within the Building but which are necessary or desirable for the proper utilization of the Building or to provide customary services to the Building.

"Net Rentable Area of the     means the floor area that is calculated from time
Building"                     to time in accordance with Section 1.02 (currently
                              the Net Rentable Area of the Building is approximately 1,514,935).

"New Tenant"                  has the meaning given in Section 5.05.

"Nextira"                     has the meaning given in Section 4.05(j).

"Non-Disturbance              has the meaning given in Section 4.10(e).
Requirements"

"Other Communications         has the meaning given in Section 1.07(c)(xiv).
Equipment"

"Operating Expenses"          has the meaning given in Section 2.05(a).

"Person" means any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, estate, trust, unincorporated association, business trust, tenancy-in-common or other entity, or any Governmental Authority.

"Profit"                      has the meaning given in Section 4.04(c).

"Project"                     means, collectively, the Land, Building, Garage
                              and all improvements, driveways, landscaping and other amenities (including all skybridges located thereon, but excluding the water wall and the adjacent park area) situated on the Land (together with any additional improvements constructed on the Land for use in connection with any of the foregoing).

"Related Entity"              has the meaning given in Section 4.04(i)(ii).

"Renewal Notice"              has the meaning given in Section 6.01(b).

"Renewal Term" and            have the meaning given in Section 6.01(a).
"Renewal Terms"

"Rent" means, collectively, all Base Annual Rental, Base Rooftop Rental and Additional Rent payable hereunder.

"Required Information"        has the meaning given in Section 4.04(b).

"Restoration Notice"          has the meaning given in Section 5.06(b).

"ROFR"                        has the meaning given in Section 8.01.

"ROFR Offer"                  has the meaning given in Section 8.03.

"ROFR Space"                  has the meaning given in Section 8.01.

"ROFO Notice"                 has the meaning given in Section 7.02(a).

"ROFO Period"                 has the meaning given in Section 7.02(b).

"ROFO Space"                  has the meaning given in Section 7.01.

"Roof Space"                  that portion of the Building's roof shown
                              on the plan attached as Exhibit D.

"Rooftop Equipment Closet"    means that portion of the Leased Premises
                              constituting approximately 404 square feet of Net
                              Rentable Area on Level 65 (as such portion is shown on the plan attached as Exhibit A).

"Rooftop Equipment"           has the meaning given in Section 1.07(a).

"Second Renewal Term"         has the meaning given in Section 6.01(a)(ii).

"service areas"               has the meaning given in Section 1.02.

"Superior Lessor"             has the meaning given in Section 4.10(a).

"Tenant"                      has the meaning given in the Preamble.

"Tenant Architect"            has the meaning given in Schedule 4.

"Tenant Delay"                has the meaning given in Schedule 4.

"Tenant Dispute Notice"       has the meaning given in Section 6.02(b)(i).

"Tenant Indemnity                  has the meaning given in Section 5.14(c).
Parties"

"Tenant Party" and                 have the meanings given in Section 4.07(b).
"Tenant Parties"

"Tenant's Audit"                   has the meaning given in Section 2.05(d)
                                   (iii).

"Tenant Working                    has the meaning given in Schedule 4.
Drawings"

"Tenant's Audit Report"            has the meaning given in Section 2.05(d)
                                   (iii).

"Tenant's Chillers"                has the meaning given in Section 4.05 (j).

"Tenant's Service                  has the meaning given in Section 3.02(b).
Interruption Termination
Notice"

"Tenant's Share"                   has the meaning given in Section 2.05(c).

"Tenant's Share of                 has the meaning given in Section 2.05(c).
Forecast Operating
Expenses"

"Tenant's Termination              has the meaning given in Section 1.06(a).
Notice"

"Term"                             means a period of ten (10) years and
                                   two (2) days beginning at 12:00 A.M. C.S.T.
                                   on the Commencement Date and ending at 11:59
                                   P.M. C.S.T. on March 31, 2014 subject to all renewal rights hereunder) unless this Lease is sooner terminated in accordance with the terms hereof.

"Termination Date"                 has the meaning given in Section 1.06(c).

"Termination Payment"              has the meaning given in Section 1.06(b).

"Third Party Riser Space"          has the meaning given in Section 1.08(b).

"Third Renewal Term"               has the meaning given in Section 6.01(a)
                                   (iii).

"Transco Related Party"            has the meaning given in Section 6.01 (a)
                                   (iv).

"Underlying Lease"                 has the meaning given in Section 4.10(a).

"Underlying Mortgage"              has the meaning given in Section 4.10(a).

"Untenantable"                     has the meaning given in Section 5.01(c).

"UPS" means Tenant's uninterruptible power supply system located in the Building's central plant.

"Wiring"                           has the meaning given in Section 1.07(c)
                                   (iii).

"Working Drawings                  has the meaning given in Schedule 4.
Review Date"

                                   SCHEDULE 2

                               BASE ANNUAL RENTAL

                                                     BASE ANNUAL RENTAL PER
LEASE                   PERIOD                        NET RENTABLE AREA OF
YEAR             (BOTH DATES INCLUSIVE)               THE LEASED PREMISES
------     -------------------------------------     ----------------------
 l         March 30, 2004 through March 31, 2005        $12.00 PSF/NET
 2         April 1, 2005 through March 31, 2006         $12.00 PSF/NET
 3         April 1, 2006 through March 31, 2007         $13.00 PSF/NET     .
 4         April 1, 2007 through March 31, 2008         $13.00 PSF/NET
 5         April 1, 2008 through March 31, 2009         $14.00 PSF/NET
 6         April 1, 2009 through March 31, 2010         $14.00 PSF/NET
 7         April 1, 2010 through March 31, 2011         $15.00 PSF/NET
 8         April 1, 2011 through March 31, 2012         $15.00 PSF/NET
 9         April 1, 2012 through March 31, 2013         $16.00 PSF/NET
 10        April 1, 2013 through March 31, 2014         $16.00 PSF/NET

                                   SCHEDULE 3

                               BASE RENTAL CREDIT

                                                        ASE AMOUNT OF BASE RENTAL
                                                             CREDIT PER NET
                                                          RENTABLE AREA OF THE
LEASE       PERIOD FOR WHICH CREDIT SHALL BE APPLIED         LEASED PREMISES
YEAR                 (BOTH DATES INCLUSIVE)                    (PER ANNUM)
------      ----------------------------------------    -------------------------
 1            March 30, 2004 through March 31, 2005             S2.50 PSF
 2            April 1, 2005 through March 31, 2006              $2.50 PSF
 3            April 1, 2006 through March 31, 2007              $2.50 PSF
 4            April 1, 2007 through March 31, 2008              $2.50 PSF
 5            April 1, 2008 through March 31, 2009              $2.50 PSF
 6            April 1, 2009 through March 31, 2010              $1.50 PSF
 7            April 1, 2010 through March 31, 2011              $1.50 PSF
 8            April 1, 2011 through March 31, 2012              $1.50 PSF
 9            April 1, 2012 through March 31, 2013              $1.50 PSF
10            April 1, 2013 through March 31, 2014              $1.50 PSF

                                   SCHEDULE 4

                          TENANT'S INITIAL IMPROVEMENTS

                      PART I - PRE-CONSTRUCTION OBLIGATIONS

      1. Tenant shall retain and coordinate the services of a licensed and reputable architectural firm (the "Tenant Architect") to prepare the documents necessary for the construction of the Initial Improvements. Tenant's selection of such architectural firm shall be subject to Landlord's prior approval. As of the date hereof, Landlord agrees that the architectural firm of Hellmuth, Obata + Kassabaum, L.P. is hereby approved in connection with the performance of Tenant's Initial Improvements. Tenant shall retain the services of the Building engineers selected by Tenant and acceptable to Landlord to engineer the aspects of the Initial Improvements relating to the structural, mechanical, electrical, plumbing and fire protection systems, recognizing that the integrity of the Building's systems shall be maintained through the use of the Building engineers to design all systems. As of the date hereof, Landlord agrees that the engineering firm of I.A. Narnan Associates, Inc. is hereby approved in connection with the performance of Tenant's Initial Improvements.

      2. Tenant shall deliver to Landlord for Landlord's reasonable review complete drawings and specifications prepared by the Tenant Architect and the Building engineers showing all details for the layout and design of the Initial Improvements (the "Tenant Working Drawings"). The Tenant Working Drawings shall reflect Tenant's complete construction requirements, including, without limitation, the information set forth in Part II attached hereto.

      3. Landlord shall review the Tenant Working Drawings and shall notify Tenant of any revisions or additions required by Landlord within five (5) Business Days after delivery to Landlord of the Tenant Working Drawings (the fifth (5th) Business Day after the date that the Tenant Working Drawings are delivered to Landlord being referred to herein as the "Working Drawings Review Date"). If Landlord has not notified Tenant of any revisions or additions required by it as aforesaid within such five (5) Business Day period, and provided that such request expressly includes the following text in BOLD CAPITAL LETTERING "LANDLORD'S APPROVAL OF THE ATTACHED TENANT WORKING DRAWINGS SHALL BE DEEMED APPROVED IF LANDLORD DOES NOT RESPOND TO THIS REQUEST WITHIN 5 BUSINESS DAYS HEREOF", then the Tenant Working Drawings shall be deemed approved as submitted to Landlord.

      4. Tenant shall cause the Tenant Working Drawings, and all modifications, revisions and resubmissions thereof, to (a) be prepared in accordance with applicable Legal Requirements, including the requirements of the Building Department of the City of Houston and all other Governmental Authorities, (b) be consistent in equipment, design and construction with the Building and its standards, and (c) bear the seals of professionals duly licensed in the State of Texas.

      5. Tenant shall obtain the prior consent of Landlord as to Tenant's general contractor (the "General Contractor") and to all other subcontractors to be used by Tenant in the construction of Tenant's Initial Improvements. Landlord shall approve or specify reasons for any failure to approve the General Contractor within three (3) Business Days of Tenant's submission of the qualifications of the General Contractor. Tenant shall employ only those subcontractors approved by Landlord, in its reasonable discretion, to perform electrical or sprinkler work in the Leased Premises. Tenant shall pay to Landlord a construction management fee equal to 5% of the total cost of any Alteration which shall be paid to Landlord, or Landlord's designee, within ten
(10) days of written demand for payment therefore (except that Tenant shall not be required to pay any such construction management fee in connection with Tenant's Initial Improvements). Notwithstanding anything herein to the contrary, Tenant shall reimburse Landlord, within ten (10) days of written demand for payment therefor, for all third-party costs incurred by Landlord in connection with its review and approval of Tenant's Initial Improvements hereunder. As of the date hereof, Landlord agrees that the following contractors are hereby deemed approved general contractors in connection with the performance of Tenant's Initial Improvements: Cadence McShane, Constructors, J.E. Dunn, Spaw Maxwell, Tellepsen, Total Interiors, D.E. Harvey and W.S. Bellows.

                       PART II - CONSTRUCTION OBLIGATIONS

      1. Tenant shall administer the construction of the Initial Improvements with due diligence in accordance with the approved Tenant Working Drawings labeled by Tenant as "issued for construction" and otherwise in accordance with standards applicable to Comparable Buildings. The Initial Improvements shall be constructed by the General Contractor, with the understanding that the General Contractor shall have the right to have all or any portion of the Initial Improvements performed by one or more subcontractors. Tenant shall cause to be prepared all drawings necessary for submission to the Department of Buildings, City of Houston (or other applicable Governmental Authority) in connection with the issuance of a building permit for the Initial Improvements. Tenant shall cause the General Contractor to file for and obtain such building permit. Landlord agrees to reasonably cooperate with Tenant, at Tenant's sole cost and expense, in connection with its application for such building permit, including, without limitation, execution of any documents requiring Landlord's signature with respect thereto.

      2. Landlord and Tenant shall each designate a person who shall serve as its representative during construction. Tenant's representative shall provide administration of the Initial Improvements, and all instructions to Tenant shall be directed by Landlord's representative to Tenant's representative.

      3. Tenant shall at its sole cost and expense, pay all costs of performing the Initial Improvements, including all taxes, insurance, permitting, application fees and expenses related thereto without any additional charge by Landlord or Landlord's property manager except as otherwise provided under the Lease.

      4. Tenant may make changes in the Initial Improvements by submitting a signed change request accompanied by the required revised Tenant Working Drawings. Within 10 Business Days after Landlord's receipt of the signed change authorization and revised Tenant Working Drawings from Tenant, Landlord shall notify Tenant if such changes are approved, which approval shall not be unreasonably withheld, conditioned or delayed. If Landlord has not notified Tenant of its approval or disapproval of such changes within such 10 Business Day period, and provided that such request for approval expressly includes the following text in BOLD CAPITAL LETTERING "LANDLORD'S APPROVAL OF THE ATTACHED TENANT WORKING DRAWINGS SHALL BE DEEMED APPROVED IF LANDLORD DOES NOT RESPOND TO THIS REQUEST WITHIN 10 BUSINESS DAYS HEREOF", then the revised Tenant Working Drawings shall be deemed approved as submitted to Landlord. If Landlord discovers a conflict between the Tenant Working Drawings and the plans and specifications for the Building, then Landlord shall notify Tenant. Tenant shall thereupon resolve said conflict (with any changes to the Initial Improvements required thereby being governed by this Section 4, and any delays in completing the Initial Improvements due to said conflict constituting a Tenant Delay in accordance with Section 6 below). Tenant shall be responsible for all directions given to the General Contractor by the Tenant Architect, Tenant's representative or any of Tenant's consultants. After submission to Landlord of the Tenant Working Drawings labeled by Tenant as "issued for construction", no change or addition made by Tenant in the Initial Improvements shall be taken into account for purposes of determining the date that the substantial completion of the Initial Improvements occurs, and each such change or addition shall (to the extent that it extends the time of completion of Initial Improvements) constitute a Tenant Delay.

      5. Not later than ten (10) Business Days prior to substantial completion of the Initial Improvements, Tenant shall cause the Tenant Architect to prepare a final "punch list" which identifies (a) incomplete construction, and (b) construction completed which is inconsistent with the approved Tenant Working Drawings labeled by Tenant as "issued for construction" and provide Landlord with said list, and Tenant shall thereafter complete or cause to be completed the work properly shown on said list with reasonable diligence.

      6. The Initial Improvements shall be deemed to be substantially complete on the date that the Initial Improvements would have been substantially complete but for the occurrence of Tenant Delays. As used herein, the term "Tenant Delay" means any delay of the nature expressly described herein, and any delay which Landlord may encounter in the performance of Landlord's obligations in respect of the performance of the Initial Improvements by reason of any act or omission of any nature of Tenant, its agents or contractors, including, without limitation, delay in the submissions of information on or before the dates specified in Part I above; delays by Tenant in submission of information or giving authorizations or approvals; delays due to the postponement of any Initial Improvements at the request of Tenant; provided, however, that no such delay shall constitute a Tenant Delay if Tenant, using reasonable prudence and diligence, but without additional expense, could not avoid such delay, and no such delay shall constitute Tenant Delay unless such delay occurs, or if it has already occurred to the extent it occurs, after Tenant gives Landlord notice of the occurrence or possible occurrence thereof and of Tenant's estimate of the period of such delay.

      7. Subject to the rights of other parties, Landlord acknowledges that Tenant shall have reasonable access to that portion of the Leased Premises not currently demised to Tenant pursuant to the 1981 Lease to the extent appropriate during regular working hours for the purpose of performing any elements of the Initial Improvements to be performed therein. Tenant shall not have the right to enter upon such portion of the Leased Premises prior to the Commencement Date as contemplated by this Section 7 unless Tenant gives Landlord at least three (3) Business Days' advance notice thereof. Tenant's entry upon such portion of the Leased Premises prior to the Commencement Date shall be subject to all of the provisions of the Lease, as amended hereby, except that Tenant shall not be required to pay Rent for such portion of the Leased Premises by reason of Tenant's entry upon such portion of the Leased Premises as contemplated by this
Section 7.

      8. Except to the extent otherwise provided in Section 6 hereof, the Initial Improvements shall not be deemed to be substantially complete unless (I) the Initial Improvements are substantially complete in substantial conformity with the Tenant Working Drawings (as theretofore amended in accordance with Section 4 above), and (II) the governmental permits (if any) required for Tenant's occupancy thereof have been issued (it being understood that the incompletion of insubstantial items of the Initial Improvements that does not interfere in any material respect with Tenant's use and occupancy of the Leased Premises shall not prevent the Initial Improvements from being considered substantially complete).

      9. All Initial Improvements shall be performed in accordance with the rules and regulations established by Landlord from time to time.

      10. Landlord acknowledges that there may be as many as 110 employees of Tenant, or other persons affiliated with Tenant, working or situated within any floor of the Lease Premises, other than Levels Bl, B2, 2, 3 or 65, so long as Tenant complies with all applicable fire safety and other building code regulations, ordinances or laws that affect permissible building occupancy.

                                   SCHEDULE 5

                           APPROVED ROOFTOP EQUIPMENT

QUANTITY                         APPROVED EQUIPMENT
--------                         ------------------
   one            East Face: 4' Dish, 11 GHz Spread Spectrum

   one            East Face: 6' HP Dish - Andrew T6M08J

   one            North Face: 8' Dish, 6.655 GHz - 60.3 Watts (EIRP)

   one            North Face: 8' Dish, 6.315 GHz - 60 Watts (EIRP)

   one            North Face: Wire Dipole Rx only, 5.0; 10.0; 15.0; MHz

   one            North Face: Vertical, 48.74 MHz FM - 100 Watts (EIRP)

   one            South Face: 8' Dish

   one            South Face: 3' Dish - BTV - DSS - 2.3GHz Rx only

   one            South Face: 10' HP Dish

   one South Face: 18" Steel Whip Antenna mounted on inspection plate -900 MHz

   one            West Face: 1 2 ' HP Dish - Andrew KD12F-22T207C 5.8 GHz
                  Spread Spectrum

     - Associated antenna standards and cabling for above listed items.

                                   SCHEDULE 6

                              BASE ROOFTOP RENTAL

                                                   MOUNT OF BASE
LEASE                  PERIOD                      ROOFTOP RENTAL
YEAR           (BOTH DATES INCLUSIVE)               (PER MONTH)
----           ----------------------              --------------
  1      March 30, 2004 through March 29, 2005       $1,287.50
  2      March 30, 2005 through March 29, 2006       $1,326.25
  3      March 30, 2006 through March 29, 2007       $1,366.25
  4      March 30, 2007 through March 29, 2008       $2,814.50
  5      March 30, 2008 through March 29, 2009       $   2,899
  6      March 30, 2009 through March 29, 2010       $   2,986
  7      March 30, 2010 through March 29, 2011       $   3,076
  8      March 30, 2011 through March 29, 2012       $3,168.50
  9      March 30, 2012 through March 29, 2013       $3,263.50
 10      March 30, 2013 through March 29, 2014       $3,361.50

                                   SCHEDULE 7

                               CONTRACTION PAYMENT

The term Contraction Payment means an amount equal to the sum of the following:

            (a) an amount equal to the product of (i) a fraction, the numerator of which is the Net Rentable Area of the Contracted Portion of the Leased Premises and the denominator of which is the Net Rentable Area of the Leased Premises (without taking into account such contraction) (which shall initially mean 217,595 square feet, i.e., 21,985 divided by 217,595 square feet) multiplied by (ii) the unamortized value of the sum of (1) an amount equal to (x) the amount of the Base Rental Credit applied prior to the Contraction Date less (y) the product of $2.00 multiplied by the number of years (any faction thereof) in the Term prior to the Contraction Date and (2) any commissions paid by Landlord in connection with this Lease; such value shall be calculated based upon (I) an amortization period equal to the Term and (II) an annual interest rate equal to (a) 8% compounded monthly with respect to commissions and (b) 0% with respect to the excess of the Base Rental Credit calculated in accordance with subsection (1) above; plus

            (b) an amount equal to the product of (i) the excess of $14.00 over the average Base Rental paid during the period commencing on the Commencement Date and ending on the Contraction Date (both dates inclusive, such period being the "Contraction Period") (such number shall be calculated based upon the number of days during such rental periods and shall be represented as an annual amount per square foot) multiplied by
      (ii) 21,985 multiplied by (iii) a fraction, the numerator of which is the number of days in the Contraction Period and the denominator of which is 365 (or 366 for leap years).

Based upon the foregoing formula, the Contraction Payment is equal to the following:

  CONTRACTION DATE
(BOTH DATES INCLUSIVE)                       AMOUNT OF CONTRACTION PAYMENT
----------------------                       -----------------------------
March 30, 2007 - March 31, 2007                      $ 378,867
April 1, 2007 - April 30, 2007                         399,651
May 1, 2007 - May 31, 2007                             398,466
June 1,2007 - June 30,2007                             397,236
July 1,2007 - July 31,2007                             396,023
August 1, 2007 - August 31, 2007                       394,795
September 1, 2007 - September 30, 2007                 393,523
October 1, 2007 - October 31, 2007                     392,266
November 1, 2007 - November 30, 2007                   390,965
December 1 , 2007 - December 31 , 2007                 389,679

CONTRACTION DATE
(BOTH DATES INCLUSIVE)                       AMOUNT OF CONTRACTION PAYMENT
----------------------                       -----------------------------
January 1 , 2008 - January 31 , 2008                   388,263
February 1, 2008 - February 29, 2008                   386,884
March 1, 2008 - March 31, 2008                         385,551
April 1, 2008 - April 30, 2008                         384,173
May 1,2008 - May 31,2008                               382,809
June 1, 2008 - June 30, 2008                           381,400
July 1,2008 - July 31,2008                             380,006
August 1 , 2008 - August 31 , 2008                     378,596
September 1, 2008 - September 30, 2008                 377,141
October 1, 2008 - October 31, 2008                     375,700
November 1, 2008 - November 30, 2008                   374,213
December 1, 2008 - December 31, 2008                   372,740
January 1, 2009 - January 31, 2009                     371,397
February 1, 2009 - February 28, 2009                   369,804
March 1, 2009 - March 31, 2009                         368,286
April 1, 2009 - April 30, 2009                         364,914
May 1,2009 - May 31,2009                               361,495
June 1,2009 - June 30, 2009                            358,090
July 1,2009 - July 31,2009                             354,638
August 1, 2009 - August 31, 2009                       351,169
September 1, 2009 - September 30, 2009                 347,714
October 1, 2009 - October 31, 2009                     344,211
November 1, 2009 - November 30, 2009                   340,722
December 1, 2009 - December 31, 2009                   337,185
January 1, 2010 - January 31, 2010                     333,630
February 1, 2010 - February 28, 2010                   330,149
March 1, 2010 - March 31, 2010                         326,560
April 1,2010 - April 30, 2010                          300,998
May 1,2010 - May 31, 2010                              297,373
June 1,2010 - June 30, 2010                            293,760
July 1,2010 - July 31, 2010                            290,099
August 1, 2010 - August 31, 2010                       286,420
September 1, 2010 - September 30, 2010                 282,753
October 1 , 2010 - October 31 , 2010                   279,037
November 1, 2010 - November 30, 2010                   275,333

CONTRACTION DATE
(BOTH DATES INCLUSIVE)                       AMOUNT OF CONTRACTION PAYMENT
----------------------                       -----------------------------
December 1, 2010 - December 31, 2010                    271,580
January 1, 2011 - January 31, 2011                      267,808
February 1, 2011 - February 28, 2011                    264,107
March 1, 2011 - March 31, 2011                          260,298
April 1, 2011 - April 30, 2011                          234,514
May 1, 2011 - May 31, 2011                              230,666
June 1, 2011 - June 30, 2011                            226,828
July 1, 2011 - July 31, 2011                            222,941
August 1, 2011 - August 31, 2011                        219,034
September 1, 2011 - September 30, 2011                  215,137
October 1, 2011 - October 31, 2011                      211,190
November 1, 2011 - November 30, 2011                    207,254
December 1, 2011 - December 31, 2011                    203,267
January 1, 2012 - January 31, 2012                      200,201
February 1, 2012 - February 29, 2012                    196,243
March 1, 2012 - March 31, 2012                          192,205
April 1, 2012 - April 30, 2012                          144,205
May 1, 2012 - May 31, 2012                              140,125
June 1, 2012 - June 30, 2012                            136,054
July 1, 2012 - July 31, 2012                            131,932
August 1, 2012 - August 31, 2012                        127,788
September 1, 2012 - September 30, 2012                  123,653
October 1, 2012 - October 31, 2012                      119,467
November 1, 2012 - November 30, 2012                    115,288
December 1, 2012 - December 31, 2012                    111,058
January 1, 2013 - January 31, 2013                      105,743
February 1, 2013 - February 28, 2013                    101,549
March 1, 2013 - March 31, 2013                           97,242
April 1, 2013 - April 30, 2013                           48,972
May 1, 2013 - May 31, 2013                               44,620
June 1, 2013 - June 30, 2013                             40,275
July 1, 2013 - July 31, 2013                             35,877
August 1, 2013 - August 31, 2013                         31,456
September 1, 2013 - September 30, 2013                   27,042
October 1, 2013 - October 31, 2013                       22,574
November 1, 2013 - November 30, 2013                     18,113
December 1, 2013 - December 31, 2013                     13,598
January 1, 2014 - January 31, 2014                        9,060
February 1, 2014 - February 28, 2014                      4,587
March 1, 2014 - March 29, 2014                                -

                                   SCHEDULE 8

                              TERMINATION PAYMENT

The term Termination Payment means an amount equal to the sum of the following:

            (a) the unamortized value of $543,988 (representing $2.50 x 217,595 square feet), decreased by the amount, if any, determined pursuant to
      Schedule 7, Paragraph (b) and previously paid by Tenant to Landlord in connection with a previous exercise of the Contraction Option plus

            (b) $1,305,570 (representing $1.20 x 5 x 217,595 square feet), decreased by the amount, if any, determined pursuant to Schedule 7, Paragraph (b) and previously paid by Tenant to Landlord in connection with a previous exercise of the Contraction Option Plus

            (c) any commissions paid by Landlord in connection with this Lease; such value shall be calculated based upon (I) an amortization period equal to the Term and (II) an annual interest rate equal to 8% compounded monthly.

Based upon the foregoing formula, the Termination Payment is equal to the following:

                                    AMOUNT OF TERMINATION PAYMENT        AMOUNT OF TERMINATION PAYMENT
                                    ASSUMING TENANT HAS EXERCISED      (ASSUMING TENANT HAS NOT EXERCISED
        TERMINATION DATE                THE CONTRACTION OPTION               THE CONTRACTION OPTION
(EFFECTIVE DATE): MARCH 29, 2009          UNDER SECTION 1.03)                 UNDER SECTION 1.03)
--------------------------------    ------------------------------     ----------------------------------
CONTRACTION PAYMENT DATE:
 March 30,     March 31,
      2007         2007                     $  3,806,133                         $  4,179,258
  April 1,     April 30,
      2007         2007                        3,764,518
    May 1,      May 31,
      2007         2007                        3,744,733
   June 1,     June 30,
      2007         2007                        3,724,853
   July 1,     July 31,
      2007         2007                        3,704,816
 August 1,   August 31,
      2007         2007                        3,684,651

                                        AMOUNT OF TERMINATION PAYMENT           AMOUNT OF TERMINATION PAYMENT
                                        (ASSUMING TENANT HAS EXERCISED            (ASSUMING TENANT HAS NOT
        TERMINATION DATE                 THE CONTRACTION OPTION UNDER         EXERCISED THE CONTRACTION OPTION
(EFFECTIVE DATE): MARCH 29, 2009                 SECTION 1.03)                      UNDER SECTION 1.03)
--------------------------------        ------------------------------        ----------------------------------
CONTRACTION PAY MENT DATE:
September 1,  September 30,
        2007          2007                         3,664,389
  October 1,   October 31,
        2007          2007                         3,643,967
 November 1,  November 30,
        2007          2007                         3,623,446
 December 1,  December 31,
        2007          2007                         3,602,763
  January 1,   January 31,
        2008          2008                         3,582,065
 February 1,  February 29,
        2008          2008                         3,561,181
    March 1,     March 31,
        2008          2008                         3,540,103
    April 1,     April 30,
        2008          2008                         3,518,922
      May 1,       May 31,
        2008          2008                         3,497,575
     June 1,      June 30,
        2008          2008                         3,476,122
     July 1,      July 31,
        2008          2008                         3,454,502
   August 1,    August 31,
        2008          2008                         3,432,744
September 1, September 30,
        2008          2008                         3,410,877

                                                  AMOUNT OF                             AMOUNT OF
                                            TERMINATION PAYMENT                    TERMINATION PAYMENT
                                       (ASSUMING TENANT HAS EXERCISED           (ASSUMING TENANT HAS NOT
        TERMINATION DATE                   THE CONTRACTION OPTION            EXERCISED THE CONTRACTION OPTION
(EFFECTIVE DATE): MARCH 29, 2009             UNDER SECTION 1.03)                   UNDER SECTION 1.03)
--------------------------------       ------------------------------        --------------------------------
CONTRACTION PAYMENT DATE:
  October 1,   October 31,
        2008          2008                        3,388,840
 November 1,  November 30,
        2008          2008                        3,366,693
 December 1,  December 31,
        2008          2008                        3,344,374
  January 1,   January 31,
        2009          2009                        3,321,767
 February 1,  February 28,
        2009          2009                        3,299,250
    March 1,     March 31,
        2009          2009                        3,276,498

                                   SCHEDULE 9

                              JANITORIAL SERVICES

A. SERVICE AREAS                                                                D     W     M     Q     S-A
----------------                                                               ---   ---   ---   ---   -----
Keep waste paper, cardboard, rubbish, etc., stored in approved
  receptacles or assigned rooms.                                                X
Clean floors, walls and doors, etc., as necessary.                              X
Dust all pipes, ducts, ventilating grilles, air conditioning and other
  accessible equipment outside the machinery spaces.                                              X
Clean all janitor closets at the end of each shift.                             X
Clean around compactor area and service dock.                                         X
Perform special assignments as requested.

B. EXTERIORS AND ENTRANCES                                                      D     W     M     Q     S-A
---------------------------                                                    ---   ---   ---   ---   -----
Police and/or sweep entrance areas and sidewalks adjacent to the building.
  Damp mop stains and spills.                                                   X
Clean door glass and frames.                                                    X
Wipe down horizontal entrance ledges.                                                       X
Remove gum or other adhesive material.                                          X
Wet mop or flush clean exterior entrances.                                            X
Clean all metal finishes at entrances.                                                      X
Extract dirt and grime from entrance walk off mats                                    X

C. ENTRANCE LOBBIES/CORRIDORS                                                   D     W     M     Q     S-A
------------------------------                                                 ---   ---   ---   ---   -----
Dust mop and wet mop all flooring as appropriate.                               X
Vacuum carpets completely.                                                      X
Clean coffee table and chairs.                                                        X
Dust all ledges within reach.                                                   X
Dust all wood paneling.                                                               X
Dust concierge's desk.                                                          X
Empty and wash cigarette/trash receptacles, replace sand as necessary.                X
Clean elevator doors as needed.                                                       X
Spot clean walls and doors.                                                                 X
Clean entrance door glass.                                                      X
Clean directory board glass.                                                          X
Vacuum entrance mats                                                            X
Extract entrance mats.                                                                X
Clean all metal at entrances and other areas of lobby.                                X
Clean and polish drinking fountains.                                            X
Vacuum ceiling tiles adjacent to ceiling vents.                                                   X

Spot clean carpet.                                                              X
Matching polish and/or apply finish to all non-carpeted areas.                        X
Clean all light fixtures.                                                                         X
Clean public telephone area.                                                    X
Clean common corridor carpets; extraction.                                                        X

D. RESTROOMS                                                                    D     W     M     Q     S-A
------------                                                                   ---   ---   ---   ---   -----
Clean, sanitize, wipe dry all porcelain fixtures.                               X
Clean and polish all chrome faucets and fixtures with an approved product.      X
Clean mirrors and frames.                                                       X
Empty waste containers.                                                         X
Wash waste containers.                                                                      X
Sanitize toilets, both sides of toilet seats, urinals and sanitary napkin
  receptacles.                                                                  X
Dust ledges and partitions.                                                     X
Wet mop floors with disinfecting cleaning.                                      X
Machine scrub floors and wax as necessary.                                                  X
Spot clean walls, partitions, ledges, sills, counters and doors.                      X
Wash/sanitize all walls, partitions.                                                  X
Wash counter tops.                                                              X
Refill all towel, tissue, soap and neat seat dispensers.                        X
Vacuum ceiling vents and ceiling tiles adjacent to vents.                                   X
Perform high dusting, including walls.                                                X
Clean all light fixtures.                                                                                X
Fill floor drains with water and disinfectant.                                        X

E. ELEVATORS                                                                    D     W     M     Q     S-A
------------                                                                   ---   ---   ---   ---   -----
Vacuum and clean carpeting daily.                                               X
Wipe doors, frames, walls, saddles and tracks.                                  X
Spot shampoo carpet as necessary.                                               X
Clean ceilings and grilles.                                                     X
Clean light fixtures.                                                           X
Dust all wood panels.                                                           X

F. STAIRWAYS                                                                    D     W     M     Q     S-A
------------                                                                   ---   ---   ---   ---   -----
Remove debris and spot clean.                                                   X
Sweep completely and dust handrails.                                                  X
Wet mop stairs completely.                                                                  X
Clean light fixtures.                                                                                    X
Clean inside of fire extinguisher cabinets.                                                       X

G. DRINKING FOUNTAINS                                                           D     W     M     Q     S-A
---------------------                                                          ---   ---   ---   ---   -----
Fixtures will be cleaned, sanitized and polished to remove                      X
stains, rust and scale with an approved product.

F. TENANT AREAS                                                                 D     W     M     Q     S-A
---------------                                                                ---   ---   ---   ---   -----
Waste receptacles: empty and replace plastic liner as necessary and
transport all trash to compactor.                                               X
Return waste receptacles to original location.                                  X
Wash out waste receptacles.                                                                 X
Dust mop resilient tile floors with chemically treated dust mops.               X
Damp mop resilient tile floors.                                                       X
Strip, apply finish and buff resilient tile floors.                                         X
Vacuum carpet in usage areas.                                                   X
Vacuum carpeted areas completely, including edges.                                    X
Vacuum upholstered furniture.                                                               X
Dust desks, desk accessories, chairs and all other office furniture.            X
Dust all ledges and flat surfaces within reach.                                 X
Dust all baseboards.                                                                  X
Dust all vertical surfaces on furniture and spot clean.                               X
Dust all door louvers and other ventilation louvers within reach.                     X
Dust all doors.                                                                       X
Perform low dusting not done daily.                                                   X
Perform high dusting - i.e. door sash, tips of partitions, etc.                             X
Dust picture frames and other wall hangings.                                                X
Dust or vacuum all air vents and ceiling tiles adjacent to air vents.                       X
Dust all Venetian blinds.                                                                   X
Dust walls, doors and other surfaces not dusted on monthly basis.                                 X
Clean glass desk tops.                                                          X
Spot clean doors, door frames, desk tops and counter tops.                      X
Spot clean around wall switches.                                                X
Spot clean partition door glass.                                                X
Spot clean spillage from tile floors.                                           X
Remove finger smudges and soil from woodwork, walls, etc.                             X
Upon completion of cleaning in an area, all lights are turned off.              X
Check and lock all doorways as instructed by Manager                            X
Properly position furniture, magazines, waste baskets, etc.                     X
Clean and polish drinking fountains.                                            X
Pile lift carpeting.                                                                              X
Lift chair pads and vacuum or clean as needed.                                                    X
Clean all light fixtures.                                                                                X
Apply finish and machine polish all non-carpeted areas.                                                  X

Clean sinks, table tops, counter tops, outside of appliances and trash
receptacles in kitchen areas.                                                   X

                                    EXHIBIT A

                          FLOOR PLAN OF LEASED PREMISES

                                  [FLOOR PLAN]

                                    LEVEL B2

                                 WILLIAMS TOWER

                                  [FLOOR PLAN]

                                    LEVEL B1

                                 WILLIAMS TOWER

                                  [FLOOR PLAN]

                                    LEVEL 2

                                 WILLIAMS TOWER

                                  [FLOOR PLAN]

                                    LEVEL 3

                                 WILLIAMS TOWER

                                    WILLIAMS

                                  [FLOOR PLAN]

                                    LEVEL 9

                                 (NRA - 21,954)

                                 WILLIAMS TOWER

                                    WILLIAMS

                                  [FLOOR PLAN]

                                    LEVEL 10

                                 (NRA - 21,968)

                                 WILLIAMS TOWER

                                    WILLIAMS

                                  [FLOOR PLAN]

                                    LEVEL 11

                                 (NRA - 21,968)

                                 WILLIAMS TOWER

                                    WILLIAMS

                                  [FLOOR PLAN]

                                    LEVEL 12

                                 (NRA - 21,968)

                                 WILLIAMS TOWER

                                    WILLIAMS

                                  [FLOOR PLAN]

                                    LEVEL 13

                                 (NRA - 21,968)

                                 WILLIAMS TOWER

                                    WILLIAMS

                                  [FLOOR PLAN]

                                    LEVEL 14

                                 (NRA - 21,968)

                                 WILLIAMS TOWER

                                    WILLIAMS

                                  [FLOOR PLAN]

                                    LEVEL 15

                                 (NRA - 21,974)

                                 WILLIAMS TOWER

                                    WILLIAMS

                                  [FLOOR PLAN]

                                    LEVEL 16

                                 (NRA - 21,985)

                                 WILLIAMS TOWER

                                    WILLIAMS

                                  [FLOOR PLAN]

                                    LEVEL 17

                                 (NRA - 21,985)

                                 WILLIAMS TOWER

                                  [FLOOR PLAN]

                                    LEVEL 65

                                 WILLIAMS TOWER

                                    EXHIBIT B

                                LAND DESCRIPTION

TRACT ONE

      FIELD NOTE DESCRIPTION of a tract or parcel of land containing 6.6991 acres situated in the William White 1/3 League, Abstract No. 836 in Harris County, Texas. Said 6.6991 acre tract being more particularly described by metes and bounds as follows:

      COMMENCING at the point of intersection of the extended Southerly right-of-way line of West Alabama (60-foot wide right-of-way) with the extended Westerly right-of-way line of South Post Oak Road (100-foot wide right-of-way);

      THENCE, South 02 degrees 41'32" East, along the extended Westerly right-of-way line of South Post Oak Road, for a distance of 10.00 feet to a 5/8-inch iron rod found for corner at the POINT OF BEGINNING of the herein described 6.6991 acre tract;

      THENCE, South 02 degrees 41'32" East, along the Westerly right-of-way line of South Post Oak Road, for a distance of 449.18 feet to a 5/8-inch iron rod set for corner;

      THENCE, South 87 degrees 18'28" West, leaving the Westerly right-of-way line of South Post Oak Road, for a distance of 534.63 feet to the point of curvature of a curve to the right;

      THENCE, along said curve to the right, having a central angle of 15 degrees 26'38", a radius of 166.17 feet, an arc length of 44.79 feet, a chord bears North 84 degrees 58' 13" West, 44.66 feet to a nail and cap set at the point of reverse curvature of a curve to the left;

      THENCE, along said curve to the left, having a central angle of 15 degrees 26'38", a radius of 166.17 feet, an arc length of 44.79 feet, a chord bears North 84 degrees 58'13" West, 44.66 feet to a nail and cap set at the point of tangency of said curve to the left;

      THENCE, South 87 degrees 18'28" West, for a distance of 4.50 feet to a nail and cap set for corner;

      THENCE, North 02 degrees 41'32" West, for a distance of 456.30 feet to a "x" cut in concrete set for corner in the Southerly right-of-way line of West Alabama, said "x" cut in concrete also being in a curve to the left;

      THENCE, along the Southerly right-of-way line of West Alabama and said curve to the left, having a central angle of 00 degrees 40'10", a radius of 1,774.94 feet, and arc length of 20.74 feet, a chord bears North
87 degrees 55'40" East, 20.74 feet to a 5/8-inch iron rod found at the point of tangency of said curve to the left;

      THENCE, North 87 degrees 35'35" East, continuing along the Southerly right-of-way line of West Alabama, for a distance of 468.96 feet to a cross cut in concrete found at the point of curvature of a curve to the right;

      THENCE, continuing along the Southerly right-of-way line of West Alabama and said curve to the right having a central angle of 04 degrees 56'20", a radius of 770.00 feet, an arc length of 66.37 feet, a chord bears South 89 degrees 56'15" East, 66.35 feet to a cross cut in concrete found for corner at the point of reverse curvature of a curve to the left;

      THENCE, continuing along the Southerly right-of-way line of West Alabama and said curve to the left having a central angle of 04 degrees 15'43" a radius of 830.00 feet, an arc length of 61.75 feet, a chord bears South
89 degrees 35'57" East, 61.73 feet to a 5/8-inch iron rod found for corner;

      THENCE, South 47 degrees 36'05" East, leaving the Southerly right-of-way line of West Alabama, for a distance of 14.18 feet to the POINT OF BEGINNING; CONTAINING within these metes and bounds 6.6991 acres (291,813 square feet) of land area.

NOTE: All bearings contained herein are based on the Texas Lambert Grid Coordinate System, South Central Zone.

TRACT TWO:

      FIELD NOTE DESCRIPTION of a tract or parcel of land containing 2.7786 acres of land situated in the William White 1/3 League, Abstract No. 836, Harris County, Texas. Said 2.7786 acres being more particularly described by metes and bounds as follows:

      COMMENCING at the point of intersection of the extended Southerly right-of-way line of West Alabama (60-foot wide right-of-way) with the extended Westerly right-of-way line of South Post Oak Road (100-foot right-of-way);

      THENCE, S 02 degrees 41'32" E, along said extended Westerly right-of-way line of South Post Oak Road at 10.00 feet passing a 5/8-inch iron rod found and, continuing along said Westerly right-of-way line, for a total distance of 459.18 feet to a 5/8-inch iron rod set at the POINT OF BEGINNING of the herein described 2.7786 acres;

      THENCE, S 02 degrees 41'32" E, continuing along the Westerly right-of-way line of South Post Oak Road, for a distance of 200.88 feet to a 5/8-inch iron rod set for corner;

      THENCE, S 03 degrees 07'22" W, continuing along the Westerly right-of-way line of South Post Oak Road, for a distance of 95.64 feet (called 100.50') to a 5/8-inch iron rod set for corner;

      THENCE, S 02 degrees 35'16" E, continuing along the Westerly right-of-way line of South Post Oak Road, for a distance of 100.00 feet to a 5/8-inch iron rod set at the point of curvature of a curve to the right;

      THENCE, leaving the Westerly right-of-way line of South Post Oak Road and along said curve to the right having a central angle of 93 degrees 27'13", a radius of 40.00 feet, an arc length of 65.24 feet, a chord bears S
44 degrees 08'20" W, 58.26 feet to a 5/8-inch rod set at the point of

                                   EXHIBIT C

                              PARKING SPACE RADIUS

                                  [FLOOR PLAN]

                                    EXHIBIT D

                                   ROOF SPACE

                            FIRST AMENDMENT OF LEASE
                      BY AND BETWEEN TRANSCO TOWER LIMITED
                 AND TRANSCONTINENTAL GAS PIPE LINE CORPORATION

      This First Amendment of Lease (the "Amendment") is for reference purposed dated as of March 10, 2004, but executed as of the date set forth below the parties' signatures and is made and entered by and between TRANSCO TOWER LIMITED ("Landlord") and TRANSCONTINENTAL GAS PIPE LINE CORPORATION ("Tenant").

                                   WITNESSETH:

      WHEREAS, the following facts currently exist:

      A. A certain Lease Agreement (the "New Lease") was made and entered into on October 23, 2003 by and between Landlord and Tenant, under the terms of which Landlord will lease to Tenant certain demised premises in the building known as the Williams Tower located at 2800 Post Oak Boulevard, Houston, Harris County, Texas (the "Building");

      B. Tenant currently, pursuant to an existing Lease (the "Existing Lease"), occupies premises in the Building including 7,769 square feet of Net Rentable Area (as defined in the New Lease) located on Level 5 of the Building, (the location of which space is particularly shown on Exhibit A which is attached hereto and made a part hereof and is herein called the "Level 5 Space"). The Level 5 Space is currently being used as a nursing and fitness station.

      C. The Existing Lease will expire March 29, 2004, and Tenant and Landlord have entered into the New Lease which will commence March 30, 2004; however, the New Lease does not cover or pertain to the Level 5 Space and upon the expiration of the Existing Lease, Tenant would have no right to occupy the Level 5 Space.

      D. Tenant has requested that Tenant be allowed to continue to lease and occupy the Level 5 Space after the expiration of the Existing Lease on a month-to-month basis. Landlord is agreeable to so amending the New Lease to cover the Level 5 Space under the terms and conditions herein set forth.

      NOW THEREFORE, in consideration of Ten Dollars ($10.00) paid by Tenant to Landlord, and other good and valuable consideration by each of the parties hereto to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. The above recitals are hereby incorporated herein for all purposes, and all terms used herein shall have the same meaning as in the New Lease, except as otherwise defined herein.

      2. Upon the expiration of the Existing Lease Tenant may continue to occupy the Level 5 Space as a tenant on a month to month basis with either Landlord or Tenant having the right to terminate Tenant's occupancy of the Level 5 Space upon 30 days prior written notice to the other. From and after the Commencement Date (as defined in the New Lease) of the New

Lease, the Level 5 Space shall be part of the Leased Premises described in the New Lease and Tenant shall pay during the period the New Lease is applicable to the Level 5 Space as Base Annual Rental on a per square foot of Net Rentable Area (calculated on a monthly basis) the same Base Annual Rental as set forth on
Schedule 2 of the New Lease for each square foot of Net Rentable Area in the Level 5 Space. All terms and conditions applicable to the Leased Premises under the New Lease shall be applicable to the Level 5 Space (including, without limitation, Tenant shall pay all Additional Rent as defined in the New Lease) except (i) Tenant shall not be entitled to the Base Rental Credit set forth in
Schedule 3 of the New Lease, (ii) the New Lease as to the Level 5 Space may be terminated as provided above by either party giving the other party 30 days written notice of termination as to the Level 5 Space, and (iii) Tenant shall have no renewal option as to the Level 5 Space (and the provisions of Article 6 dealing with renewal of the New Lease shall not apply to the Level 5 Space).

      3. Tenant has heretofore been occupying the Level 5 Space and is familiar with the same and agrees to and does hereby accept as of the Commencement Date (as defined in the New Lease) of the New Lease the Level 5 Space "As-Is", "Where-Is" and "With All Faults" with Landlord having no obligation to make any renovations or allowance in lieu thereof.

      4. Tenant warrants and represents that it has not dealt with any other broker or intermediary entitled to any compensation in connection with this letter agreement or Tenant's occupancy space in the Level 5 Space other than Named Broker (as defined in the New Lease) which shall be paid a commission by Landlord pursuant to a separate agreement between Landlord and such broker. Each party agrees to hold the other party, its partners and representatives harmless from any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising from any claim for any commission or other fees by any other broker or agent acting or purporting to act on behalf of such party other than the Named Broker.

      Except as amended herein, the New Lease remains unchanged and is in full force and effect in accordance with the terms and provisions contained therein.

      THIS AMENDMENT IS NOT TO BE CONSTRUED AS BINDING UPON LANDLORD WHETHER LANDLORD PREPARED OR CAUSED THE SAME TO BE PREPARED AND DELIVERED TO TENANT UNTIL SUCH TIME AS THE SAME IS EXECUTED BY LANDLORD'S AUTHORIZED REPRESENTATIVE IN THE SPACE PROVIDED BELOW AND DELIVERED TO TENANT.

      This Amendment of Lease is hereby executed and delivered in multiple counterparts, each of which shall have the force and effect of an original.

"LANDLORD"

TRANSCO TOWER LIMITED

By: McCue Street Investors, LLC
    a limited liability company
    Its General Partner

    BY: Eric P. Blanchard
        ------------------------
        Name: Eric P. Blanchard
        Its:  Assistant Treasurer/
              Assistant secretary

    BY: Michael S. Lane
        ------------------------
        Name: Michael S. Lane
        Its:  Vice President, Treasurer
              & secretary

Date Executed: _______________________

"TENANT"

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

By: /s/ [ILLEGIBLE]
    ----------------------------
    Name: [ILLEGIBLE]
    Title: Senior Vice president

Date Executed: 3-25-04

                                  [FLOOR PLAN]

                                    LEVEL 5

                                 WILLIAMS TOWER

                                  EXHIBIT "A"

                            SECOND AMENDMENT OF LEASE
                      BY AND BETWEEN TRANSCO TOWER LIMITED
                 AND TRANSCONTINENTAL GAS PIPE LINE CORPORATION

      This Second Amendment of Lease (the "Amendment") is for reference purposed dated as of March 11, 2004, but executed as of the date set forth below the parties' signatures and is made and entered by and between TRANSCO TOWER LIMITED ("Landlord") and TRANSCONTINENTAL GAS PIPE LINE CORPORATION ("Tenant").

                                   WITNESSETH:

      WHEREAS, the following facts currently exist:

      A. A certain Lease Agreement (the "Original New Lease") was made and entered into on October 23, 2003 by and between Landlord and Tenant, under the terms of which Landlord will lease to Tenant certain demised premises in the building known as the Williams Tower located at 2800 Post Oak Boulevard, Houston, Harris County, Texas (the "Building"); the New Lease was amended by First Amendment ("First Amendment") dated for reference purposes as of March 10, 2004, to incorporate space on Level 5 of the Building into the Original New Lease. The Original New Lease, as amended by the First Amendment, is herein called the "New Lease".

      B. Tenant currently, pursuant to an existing Lease (the "Existing Lease"), occupies premises in the Building including 23,090 square feet of Net Rentable Area (as defined in the New Lease) located on Level 36 of the Building, (the location of which space is particularly shown on Exhibit A which is attached hereto and made a part hereof and is herein called the "Level 36 Space"). The Level 36 Space has been occupied by an affiliate of Tenant, Williams Field Services Company ("Services").

      C. The Existing Lease will expire March 29, 2004, and Tenant and Landlord have entered into the New Lease which will commence March 30, 2004; however, the New Lease does not cover or pertain to the Level 36 Space and upon the expiration of the Existing New Lease, Tenant would have no right to occupy the Level 36 Space.

      D. Tenant has requested that Tenant be allowed to continue to lease and for Tenant or Services to occupy the Level 36 Space after the expiration of the Existing Lease through June 27, 2004. Landlord is agreeable to so amending the New Lease to cover the Level 36 Space under the terms and conditions herein set forth.

      NOW THEREFORE, in consideration of Ten Dollars ($10.00) paid by Tenant to Landlord, and other good and valuable consideration by each of the parties hereto to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows;

      1. The above recitals are hereby incorporated herein for all purposes, and all terms used herein shall have the same meaning as in the New Lease, except as otherwise defined herein.

      2. Upon the expiration of the Existing Lease Tenant may continue to occupy the Level 36 Space through June 27, 2004 with Tenant having the right to terminate the New Lease as it pertains to the Level 36 Space upon 30 days prior written notice to the Landlord. From and after the Commencement Date (as defined in the New Lease) of the New Lease, the Level 36 Space shall be part of the Leased Premises described in the New Lease and Tenant shall pay during the period the New Lease is applicable to the Level 36 Space as Base Annual Rental on a per square foot of Net Rentable Area (calculated on a monthly basis) the same Base Annual Rental as set forth on Schedule 2 of the New Lease for each square foot of Net Rentable Area in the Level 36 Space. All terms and conditions applicable to the Leased Premises under the New Lease shall be applicable to the Level 36 Space (including, without limitation, Tenant shall pay all Additional Rent as defined in the New Lease) except (i) Tenant shall not be entitled to the Base Rental Credit set forth in Schedule 3 of the New Lease,
(ii) the New Lease as to the Level 36 Space may be terminated as provided above by Tenant giving Landlord 30 days written notice of termination as to the Level 36 Space, and if no earlier terminated, the New Lease shall terminate as to the Level 36 Space on June 27, 2004, and (iii) Tenant shall have no renewal option as to the Level 36 Space (and the provisions of Article 6 dealing with renewal of the New Lease shall not apply to the Level 36 Space).

      3. Landlord expressly consents to services occupying the Level 36 Space; however, Tenant shall be the tenant of the Level 36 Space and be responsible for all obligations under the New Lease with respect to the same. Services by executing this Amendment is evidencing Services' agreement to the provisions hereof and to evidence that Services agrees to vacate the Level 36 Space upon the expiration of the New Lease as to the Level 36 Space however the same may be brought about

      4. Tenant and Services have heretofore been occupying the Level 36 Space and they are familiar with the same and Tenant and Services agree to and do hereby accept as of the Commencement Date (as defined in the New Lease) of the New Lease the Level 36 Space "As - Is", "Where-Is" and "With All Faults" with Landlord having no obligation to make any renovations or allowance in lieu thereof.

      5. Tenant warrants and represents that it has not dealt with any other broker or intermediary entitled to any compensation in connection with this letter agreement or Tenant's occupancy space in the Level 36 Space and will occupy Level 36 Space "As - Is", "Where-Is" and "With All Faults" other than Named Broker (as defined in the New Lease) which shall be paid a commission by Landlord pursuant to a separate agreement between Landlord and such broker. Each party agrees to hold the other party, its partners and representatives harmless from any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising from any claim for any commission or other fees by any other broker or agent acting or purporting to act on behalf of such party other than the Named Broker.

      Except as amended herein, the New Lease remains unchanged and is in full force and effect in accordance with the terms and provisions contained therein.

      THIS AMENDMENT IS NOT TO BE CONSTRUED AS BINDING UPON LANDLORD WHETHER LANDLORD PREPARED OR CAUSED THE SAME TO BE PREPARED AND DELIVERED TO TENANT UNTIL SUCH TIME AS THE SAME IS EXECUTED BY LANDLORD'S AUTHORIZED REPRESENTATIVE IN THE SPACE PROVIDED BELOW AND DELIVERED TO TENANT.

      This Amendment of Lease is hereby executed and delivered in multiple counterparts, each of which shall have the force and effect of an original.

"LANDLORD"

TRANSCO TOWER LIMITED

By: McCue Street Investors, LLC
    a limited liability company
    Its General Partner

    By: /s/ Eric P. Blanchard
        -------------------------
        Name: Eric P. Blanchard
        Its: Assistant Treasurer/
             Assistant secretary

    By: /s/ Michael S. Lane
        -------------------------
        Name: Michael S. Lane
        Its: Vice President, Treasurer
             & secretary

DATE Executed ______________________

"TENANT"

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

By: /s/ [ILLEGIBLE]
    -----------------------------
    Name: [ILLEGIBLE]
    Title: Senior Vice President

Date Executed: 3-25-04

AGREED AND ACCEPTED BY WILLIAMS
FIELD SERVICES COMPANY, this 25th day of
MARCH, 2004:

WILLIAM FIELD SERVICES COMPANY

By: /s/ [ILLEGIBLE]
    -----------------------------
    Name: [ILLEGIBLE]
    Title: VP

                                  [FLOOR PLAN]

                                    LEVEL 36

                                  [NRA-23,090]

                                 WILLIAMS TOWER

                            THIRD AMENDMENT OF LEASE
                      BY AND BETWEEN TRANSCO TOWER LIMITED
                 AND TRANSCONTINENTAL GAS PIPE LINE CORPORATION

      This Third Amendment of Lease (the "Amendment") is for reference purposed dated as of May 10, 2004, but executed as of the date set forth below the parties' signatures and is made and entered by and between TRANSCO TOWER LIMITED ("Landlord") and TRANSCONTINENTAL GAS PIPE LINE CORPORATION ("Tenant").

                                   WITNESSETH:

      WHEREAS, the following facts currently exist:

      A. A certain Lease Agreement (the "Original New Lease") was made and entered into on October 23, 2003 by and between Landlord and Tenant, under the terms of which Landlord leased to Tenant certain demised premises in the building known as the Williams Tower located at 2800 Post Oak Boulevard, Houston, Harris County, Texas (the "Building"); the New Lease was amended by (i) First Amendment of Lease ("First Amendment") dated for reference purposes as of March 10, 2004, to incorporate space on Level 5 of the Building into the Original New Lease, and (ii) Second Amendment of Lease ("Second Amendment") dated for reference purposes as of March 11, 2004, to incorporate space on Level 36 of the Building into the Original New Lease and an Extension of Second Amendment of Lease dated as of June 25, 2004 ("Extension"). The Original New Lease, as amended by the First Amendment, Second Amendment and the Extension, is herein called the "New Lease".

      B. Tenant now desires to lease additional space on Level 8 of the Building and Landlord is agreeable to so amending the New Lease to add such space to the Lease under the terms and conditions herein set forth.

      NOW THEREFORE, in consideration of Ten Dollars ($10.00) paid by Tenant to Landlord, and other good and valuable consideration by each of the parties hereto tO the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. The above recitals are hereby incorporated herein for all purposes, and all terms used herein shall have the same meaning as in the New Lease, except as otherwise defined herein.

      2. The New Lease is amended so that 6,424 square feet of Net Rentable Area located on Level 8 (the "Level 8 Space") of the Building and whose location is shown on Exhibit "A", the Level 8 Space shall be part of the Leased Premises described in the New Lease. As Base Rental for the Level 8 Space Tenant shall pay the same Base Annual Rental on a per square foot basis of Net Rentable Area in the Level 8 Space (calculated and paid on a monthly basis) as the

Base Annual Rental set forth on Schedule 2 of the New Lease. All terms and conditions applicable to the Leased Premises under the New Lease shall be applicable to the Level 8 Space (including, without limitation, Tenant shall pay all Additional Rent as defined in the New Lease and Tenant shall be entitled to the Base Rental Credit set forth in Schedule 3 of the New Lease, in lieu of Tenant Improvement Allowance); however, the Termination Payment provided for in
Section 1.06(b) of the Lease and set forth in Schedule 8 to the Lease shall be increased by the amounts for the applicable periods set forth on Schedule 1 attached hereto. (Such increase in the Termination Payment represents recapture of differential in the Base Rental within the Lease Term, and the recapture of unamortized leasing commissions previously paid by Landlord attributable to the Level 8 Space).. Base Annual Rental shall commence on the Level 8 Space on the earlier to occur of the following dates (the "Level 8 Rent Commencement Date"):
(i) October 1, 2004, or (ii) the date Tenant commences to use of the Level 8 Space for purposes other than construction and refurbishment.

      3. Tenant has inspected the Level 8 Space and if familiar with the Level 8 Space and Tenant hereby accepts the Level 8 Space "AS-IS", "WHERE-IS" and "WITH ALL FAULTS" with Landlord having no obligation to make any renovations or allowance in lieu thereof. The Level 8 Space shall be available to Tenant to commence installation of any Tenant improvements and refurbishment upon the execution of this Amendment and all provisions of the New Lease shall be applicable to the Level 8 Space upon execution of this Amendment except there shall be no commencement Base Annual Rental or Additional Rental until the Level 8 Rent Commencement Date.

      4. Tenant warrants and represents that it has not dealt with any other broker or intermediary entitled to any compensation in connection with this Amendment or Tenant's occupancy in the Level 8 Space other than Named Broker (as defined in the New Lease) which shall be paid a commission by Landlord pursuant to a separate agreement between Landlord and such broker. Each party agrees to hold the other party, its partners and representatives harmless from any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising from any claim for any commission or other fees by any other broker or agent acting or purporting to act on behalf of such party other than the Named Broker.

      Except as amended herein, the New Lease remains unchanged and is in full force and effect in accordance with the terms and provisions contained therein.

      THIS AMENDMENT IS NOT TO BE CONSTRUED AS BINDING UPON LANDLORD WHETHER LANDLORD PREPARED OR CAUSED THE SAME TO BE PREPARED AND DELIVERED TO TENANT UNTIL SUCH TIME AS THE SAME IS EXECUTED BY LANDLORD'S AUTHORIZED REPRESENTATIVE IN THE SPACE PROVIDED BELOW AND DELIVERED TO TENANT.

      This Amendment of Lease is hereby executed and delivered in multiple counterparts, each of which shall have the force and effect of an original.

"LANDLORD"

TRANSCO TOWER LIMITED

By: McCue Street Investors, LLC
     a limited liability company
     Its General Partner

     By: ERIC P. BLANCHARD
         ----------------------------
         NAME: Assistant Treasurer/
         Its: Assistant Secretary

     By: /s/ [ILLEGIBLE]
         ----------------------------
         Name: [ILLEGIBLE]
         Its: Senior Vice President

Date Executed: 7/19/04

"TENANT"

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

By: /s/ [ILLIGIBLE]
    ---------------------------------
Name: [ILLEGIBLE]
Title: Senior Vice President

Date Executed: 7/11/04

                                   SCHEDULE 1

                               TERMINATION PAYMENT

Termination Payment Schedule - Transco Third Amendment
NRA of Lease Premises                                                         6.424  S-F.
Sched 8 (a) (represents $0.50/yr x 4.5 yrs x NRA of lease premises) =     $  14.454
Sched 8 (b) (represents $1.22 (*) x 4.5 yrs x NRA of lease premises) =    $  35,163
Sched 8 (c) (represents the unamortized commission on 3/31/00) =          $  52,326
                                                                          ---------
  Termination payment = (a) + (b) + (c)                                   $ 101,943
                                                                          ---------

(i) Calculation Of the Deficit of average Base Rental rate OF the lease Term Over the Average Base Rental paid from 10/1/04 through 3/31/00:

                                                                  Annual Rate
                          Annual Rate                                Paid
                          -----------                             -----------
10/1/04-3/31/05             $  6.00     10/1/04-3/31/05            $  6.00
 4/1/05-3/31/00               12.00      4/1/05-3/31/06              12.00
 4/1/06-3/31/08               26.00      4/1/06-3/31/07              13.00
 4/1/07-3/31/10               28.00      4/1/07-3/31/08              13.00
 4/1/10-3/31/12               30.00      4/1/08-3/31/09              14.00
 4/1/12-3/31/14               32.00                                  -----
                            -------
                                        Aggregate Base rate
Aggregate Base                          from Commencement Date
 rate far a 9.5 yrs term    $134.00     through Termination Date     58.00

 Divided by 9.5 years          9.50     Divided by 4.5 years          4.50
                            -------                                -------
Average base rental rate    $ 14.11                                $ 12,89
                            -------                                -------

Deficit rate per s.f.       $  1.22
                            -------

COMMISSION-TRANSCO HEALTH SERVICES

                                        TABLE DATA

Total Commission              84,531    Table starts at date: [ILLEGIBLE]
                           ---------    or a payment number : [ILLEGIBLE]
  Annual interest rate:         8.00%
         Term in years:          9.5    CURRENT YEAR:          13,415.99
     Payments per year:           12    INTEREST               (4,065.07)
    Final payments due:    11/1/2004

PERIODIC PAYMENT                        PRINCIPAL              (8,55O.92)

ENTERED PAYMENT                       The table uses the calculated periodic
CALCULATED PAYMENT         81,060.97  payment amount unless you enter a value

CALCULATIONS                          for "Entered payment"
     Use payment of        81,060.97  Beginning balance at payment 1: $34,539.33
1st payment in table: 1               Combine interest prior to
                                                           payment 1:[ILLEGIBLE]

            Payment      Beginning                                 Ending       Cumulative
  NO.        Date        Balance       Interest     Principal     Balance        Interest
------     ---------     ---------     --------     ---------     ---------     ----------
   1       11/1/2004     84,530.05      563.54        497.43      84,033.41         563.54
   2       12/1/2004     84,033.41      560.22        500.75      83,532.66       1,123.76
   3        1/1/2005     83,532.66      556.60        504.09      83,026.57       1,630.65
   4        2/1/2005     83,025.57      563.52        507.45      82,521.12       2,234.17
   5        3/1/2005     82,521.12      550.14        510.83      82,010.29       2,784.31
   6        4/1/2005     82,010.29      546.74        514.24      81,496.05       3,331.05
   7        5/1/2005     81,496.05      543.31        517.67      80,978.38       3,874.35
   8        6/1/2005     80,978.38      539.86        521.12      80,457.26       4,414.21
   9        7/1/2005     80,457.26      536.30        524.39      79,932.67       4,950.59
   10       8/1/2005     79,932.67      532.33        525.09      79,404.58       5,483.46
   11       9/1/2005     79,404.58      529.36        531.61      78,672.97       6,012.64
   12      10/1/2005     78,872.97      525.82        535.15      78,337.82       6,539.66
   13      11/1/2005     78,337.82      522.25        535.72      77,799.10       7,060.91
   14      12/1/2005     77,799.10      516.66        542.31      77,256.76       7,579.57
   15       1/1/2006     77,256.78      515.05        546.93      76,7lO.86       8,094.62
   16       2/1/2006     76,710.55      511.41        549.57      76,161.29       8,606.02
   17       3/1/2006     76,161.29      507.74        553.23      76,608.06       9,113.76
   18       4/1/2006     75,608.04      504.05        556.92      75,051.14       9,617.02
   19       5/1/2006     75,051.14      500.34        560.63      74,490.50      10,118.16
   20       6/1/2006     74,490.50      496.60        564.37      73,926.13      10,614.76
   21       7/1/2006     73,926.13      492.84        566.13      73,358.00      11,107.60
   22       8/1/2006     73,326.00      489.05        571.92      72,755.06      11,596.66
   23       9/1/2006     72,766.05      485.24        575.73      72,210.35      12,081.90
   24      10/1/2006     72,210.35      481.40        579.57      71,630.77      12,563.30
   25      11/1/2006     71,630.77      477.54        583.44      71,047.34      13.040.84
   26      12/1/2006     71,047.34      473.65        587.32      70,460.01      13,514.49
   27       1/1/2007     70,460.01      469.73        591.24      69,068.77      13,984.22
   28       2/1/2007     69,888.77      465.79        595.18      69,273.59      14,450.01
   29       3/1/2007     69,273.59      461.82        599.15      68,674.44      14,911.84
   30       4/1/2007     68,674.44      457.83        603.14      68,071.30      15,369.67

        PAYMENT       BEGINNING                         ENDING      CUMULATIVE
NO.      DATE          BALANCE   INTEREST  PRINCIPAL    BALANCE      INTEREST
---   ----------      ---------  --------  ---------  ----------    ----------
 31     5/1/2007      68,071.30   453.81    607.17     67,464.13    15,823.47
 32     6/1/2007      67,454.13   449.76    611.21     66,052.92    16,273.24
 33     7/1/2007      66,852.92   445.59    615.29     66,237.63    16,718.92
 34     8/1/2007      66,237.63   441.58    619.39     65,618.24    17,160.51
 35     9/1/2007      65,618.24   437.65    623.52     64,554.72    17,597.96
 36    10/1/2007      64,994.72   433.30    627.65     64,367.05    18,031.26

 37    11/1/2007      64,367.05   429.11    631.86     63,735.19    18,460.37
 38    12/1/2007      63,735.19   424.90    636.07     63,099.11    18,885.27
 39     1/1/2008      63,099.11   420.55    640.31     62,458.80    19,305.93
 40     2/1/2008      62,458.80   416.39    644.58     61,814.22    19,722.33
 41     3/1/2008      61,814.22   412.09    648.88     61,165.34    20,134.42
 42     4/1/2008      61,165.34   407.77    653.20     60,512.14    20,542.19
 43     5/1/2008      60,512.14   403.41    657.56     59,854.58    20,943.60
 44     6/1/2008      59,854.55   399.03    661.94     59,192.63    21,344.53
 45     7/1/2008      59,192.63   394.62    666.36     58,526.28    21,739.25
 46     8/1/2008      58,526.25   390.18    570.00     57,855.48    22.129.43
 47     9/1/2008      57,855.48   385.70    575.27     57,180.21    22,515.13
 48    10/1/2008      57,180.21   381.20    679.77     56,500.43    22,896.33

 49    11/1/2008      56,500.43   376.67    684.30     55,016.13    23,273.00
 50    12/1/2008      55,816.13   372.11    686.67     55,127.26    23,645.11
 51     1/1/2009      55,127.26   367.52    693.46     54,433.81    24,012.62
 52     2/1/2009      54,433.81   362.59    698.00     53,735.72    24,375.52
 53     3/1/2009      53,735.72   358.24    702.74     53,032.99    24,733.78
 54   [Illegible]     53,032.99   353.55    707.42    [Illegible]   25,067.31
 55     5/1/2009      52,325.57   346.84    712.14     51,613.43    25,436.14
 56     6/1/2009      51,613.43   344.09    716.88     50,096.55    25,780.23
 57     7/1/2009      50,896.55   339.31    721.66     50,174.86    26,119.34
 58     8/1/2009      50,174.88   334.50    726.47     49,448.41    26,454.04
 59     9/1/2009      49,448.41   329.66    731.32     48,717.09    26,703.78
 60    10/1/2009      48,717.09   324.73    736.19     47,980.80    27,103.48

 61    11/1/2009      47,980.90   319.67    741.10     47,239.80    27,428.36
 62    12/1/2009      47,239.80   314.93    746.04     46,493.75    27,743.29
 63     1/1/2010      46,493.75   309.96    751.02     45,742.74    28,053.24
 64     2/1/2010      45,742.74   304.95    756.02     44,986.72    28,358.20
 65     3/1/2010      44,986.72   299.91    761.06     44,225.65    28,658.11
 66     4/1/2010      44,225.65   294.84    766.14     43,459.52    28,952.94
 67     5/1/2010      43,459.52   289.73    771.24     42,688.27    29,242.67
 68     6/1/2010      42,688.27   284.59    776.39     41,911.09    29,527.26
 69     7/1/2010      41,911.09   279.41    781.56     41,130.33    29,806.68
 70     8/1/2010      41,130.33   274.20    786.77     40,343.56    30,080.88
 71     9/1/2010      40,343.56   268.96    792.02     39,551.54    30,349.83
 72    10/1/2010      39,551.54   263.68    797.30     38,754.24    30,613.51

 73    11/1/2010      38,754.24   258.36    802.61     37,951.63    30,871.87
 74    12/1/2010      37,951.63   253.01    807.96     37,143.67    31,124.80
 75     1/1/2011      37,143.67   247.62    813.35     36,330.32    31,372.51
 76     2/1/2011      36,330.32   242.20    818.77     35,511.55    31,614.71
 77     3/1/2011      35,511.55   236.74    824.23     34,687.32    31,851.45
 78     4/1/2011      34,667.32   231.25    829.73     33,857.59    32,082.70
 79     5/1/2011      33,657.59   225.72    835.26     33,022.33    32,308.42
 80     6/1/2011      33,022.33   220.15    840.62     32,181.51    32,528.57
 81     7/1/2011      32,151.51   214.54    846.43     31,335.08    32,743.11
 82     8/1/2011      31,336.08   208.90    852.07     30,483.01    32,952.01
 83     9/1/2011      30,483.01   203.22    857.75     29,625.25    33,155.23
 84    10/1/2011      29,625.25   197.50    863.47     28,761.78    33,352.73

 85    11/1/2011      28,761.78   191.75    869.23     27,892.55    33,544.48
 86    12/1/2011      27,692.55   185.95    675.02     27,017.53    33,730.43
 87     1/1/2012      27,017.53   180.12    860.86     26,136.67    33,910.55
 88     2/1/2012      26,136.67   174.24    886.73     25,249.94    34,084.79
 89     3/1/2012      25,249.94   168.33    892.64     24,357.30    34,253.12
 90     4/1/2012      24,357.30   162.30    898.59     23,458.71    34,415.51
 91     5/1/2012      23,458.71   156.39    904.58     22,554.13    34,571.90
 92     6/1/2012      22,554.13   150.36    910.61     21,643.51    34,722.26
 93     7/1/2012      21,643.31   144.29    916.60     20,726.83    34,866.55

        Payment     Beginning                              Ending      Cumilatrve
 No.     Date        Balance     Interest    Principal     Balance      Interest
---    ---------    ---------    --------    ---------    ---------    ----------
 94     8/1/2012    20,726.83      138.18       922.79    19,504.03     35,004.73
 95     9/1/2012    19,504.03      132.03       926.93    18,875.09     35,136.75
 96    10/1/2012    18,575.09      125.63       935.14    17,939.95     35,262.59
 97    11/1/2012    17,939.95      119.60       941.37    16,998.57     35,382.19
 98    12/1/2012    16,998.57      113.32       947.65    16,050.92     35,495.51
 99     1/1/2013    16,050.92      107.01       953.97    15,096.96     35,602.52
100     2/1/2013    15,096.95      100.65       960.33    14,136.63     35,703.16
101     3/1/2013    14,136.63       94.24       966.73    13,169.90     35,797.41
102     4/1/2013    13,169.90       87.80       973.17    12,196.72     35,885.21
103     5/1/2013    12,196.72       81.31       979.66    11,217.06     35,966.52
104     6/1/2013    11,217.06       74.78       966.19    10,230.87     36,041.30
105     7/1/2013    10,230.87       68.21       992.77     9,238.10     36,109.31
106     8/1/2013     9,238.10       61.59       999.39     8,238.71     36,171.09
107     9/1/2013     5,235.71       54.92     1,006.05     7,232.66     36,226.02
108    10/1/2013     7,232.66       48.22     1,012.76     5,219.91     36,274.24
109    11/1/2013     6,219.91       41.47     1,019.51     5,200.40     36,315.70
110    12/1/2013     5,200.40       34.67     1,026.30     4,174.10     36,350.37
111     1/1/2014     4,174.10       27.83     1,033.15     3,140.95     36,378.20
112     2/1/2014     3,140.95       20.94     1,040.03     7,100.92     36,399.14
113     3/1/2014     2,100.92       14.01     1,046.97     1,053.95     36,413.14
114     4/1/2014     1,053.95        7.03     1,053.95         0.00     36,420.17

                                  EXHIBIT "A"

                                  [FLOOR PLAN]

                                    LEVEL 8

                                 WILLIAMS TOWER

                     EXTENSION OF SECOND AMENDMENT OF LEASE
                      BY AND BETWEEN TRANSCO TOWER LIMITED
                 AND TRANSCONTINENTAL GAS PIPE LINE CORPORATION

      This Extension of Second Amendment of Lease (the "Extension") is for reference purposes dated as of June 25, 2004, but executed as of the dates set forth below the parties' signatures, and is made and entered by and between TRANSCO TOWER LIMITED ("Landlord") and TRANSCONTINENTAL GAS PIPE LINE CORPORATION ("Tenant").

                                   WITNESSETH:

      WHEREAS, the following facts currently exist:

      A. A certain Lease Agreement (the "Original New Lease") was made and entered into on October 23, 2003 by and between Landlord and Tenant, under the terms of which Landlord leased to Tenant certain demised premises in the building known as the Williams Tower located at 2800 Post Oak Boulevard, Houston, Harris County, Texas (the "Building"). The Original New Lease was amended by (i) First Amendment of Lease ("First Amendment") dated for reference purposes as of March 10, 2004, to incorporate space on Level 5 of the Building into the Original New Lease, and (ii) Second Amendment of Lease ("Second Amendment") dated for reference purposes as of March 11, 2004, to incorporate space on Level 36 of the Building into Original New Lease. The Original New Lease, as amended by the First Amendment and Second Amendment, is herein called the "New Lease".

      B. Tenant currently, pursuant to the New Lease, leases premises in the Building including 23,090 square feet of Net Rentable Area (as defined in the New Lease) located on Level 36 of the Building (the location of which space is particularly shown on Exhibit A attached to the Second Amendment and made a part thereof and hereof and is herein called the "Level 36 Space"). The Level 36 Space is occupied by an affiliate of Tenant, Williams Field Services Company ("Services").

      C. The New Lease expires as to the Level 36 Space on June 27, 2004, and upon such expiration, Tenant's right to lease and occupy, and Services occupancy of, the Level 36 Space will terminate.

      D. Tenant has requested that Tenant be allowed to continue to lease, and for Tenant or Services to occupy, the Level 36 Space after the expiration of the New Lease as to the Level 36 Space through September 30, 2004. Landlord is agreeable to so extending the New Lease as to the Level 36 Space under the terms and conditions herein set forth.

      NOW THEREFORE, in consideration of Ten Dollars ($10.00) paid by Tenant to Landlord, and other good and valuable consideration by each of the parties hereto to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. The above recitals are hereby incorporated herein for all purposes, and all terms used herein shall have the same meanings as in the New Lease, except as otherwise defined herein.

      2. Upon the current expiration of the New Lease as to the Level 36 Space, Tenant or Services may continue to occupy the Level 36 Space through September 30, 2004 (the "Extended Expiration Date"), with each of Landlord and Tenant having the right to terminate the New Lease as to the Level 36 Space sooner than the Extended Expiration Date, upon 30 days' prior written notice to the other.

      3. Services, by executing this Extension, is evidencing Services' agreement to the provisions hereof and its agreement to vacate the Level 36 Space on or before the Extended Expiration Date, or the earlier termination of the New Lease as to the Level 36 Space, however the same may be brought about.

      4. Tenant warrants and represents that it has not dealt with any other broker or intermediary entitled to any compensation in connection with this Extension other than Named Broker (as defined in the New Lease) which shall be paid a commission by Landlord pursuant to a separate agreement between Landlord and such broker. Each party agrees to hold the other party, its partners and representatives harmless from any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising from any claim for any commission or other fees by any other broker or agent acting or purporting to act on behalf of such party other than Named Broker.

      Except as amended by the terms of this Extension, the New Lease including, but not limited to, the Second Amendment thereto, remains unchanged and is in full force and effect in accordance with the terms and provisions contained therein.

      THIS EXTENSION IS NOT TO BE CONSTRUED AS BINDING UPON LANDLORD WHETHER LANDLORD PREPARED OR CAUSED THE SAME TO BE PREPARED AND DELIVERED TO TENANT UNTIL SUCH TIME AS THE SAME IS EXECUTED BY LANDLORD'S AUTHORIZED REPRESENTATIVE IN THE SPACE PROVIDED BELOW AND DELIVERED TO TENANT.

      This Extension is hereby executed and delivered in multiple counterparts, each of which shall have the force and effect of an original.

"LANDLORD"

TRANSCO TOWER LIMITED

By:     McCue Street Investors, LLC
        a limited liability company
        Its General Partner

        By:  /s/ Eric P. Blanchard
             ---------------------------------------
            Name:       Eric P. Blanchard
            Its:        Assistant Treasurer
                        Assistant Secretary

        By:  /s/ Louis E. Herrera, Jr.
             ---------------------------------------
            Name:       Louis E. Herrera. Jr.
            Its:        Assistant Secretary

Date Executed: 6/30/04

"TENANT"

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

By:   /s/       [ILLEGIBLE]
      -------------------------------------
    Name:       [ILLEGIBLE]

    Title:      VICE PRESIDENT

Date Executed: June 25, 2004

AGREED AND ACCEPTED BY WILLIAMS
FIELD SERVICES COMPANY, this______day of
_______________2004:

WILLIAMS FIELD SERVICES COMPANY

By: /s/ Alan S. Armstrong
    --------------------------------
     NAME:  Alan S. Armstrong
     TITLE: Senior Vice President